UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

SEI Institutional International Trust

Annual Report as of September 30, 2010

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2010

International Equity Fund

I. Objective:

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilizes the following sub-advisers as of September 30, 2010: Acadian Asset Management LLC, Causeway Capital Management LLC, INTECH Investment Management LLC, Neuberger Berman Management LLC, Quantitative Management Associates LLC, Schroder Investment Management North America LLC and Tradewinds Global Investors LLC. For the year ended September 30, 2010, Neuberger Berman Management LLC and Schroder Investment Management North America LLC were added to the Fund; AXA Rosenberg Investment Management LLC, Declaration Management & Research LLC, McKinley Capital Management, Inc, Principal Global Investors LLC and Wellington Management Company LLP were terminated.

III. Market Commentary:

For the year ended September 30, 2010, it was a rollercoaster ride for the global equity markets, which generated a small gain by the end of September 30, 2010. In late 2009, global markets continued to gain positive momentum from the economic recovery. However, since the beginning of 2010, slower growth in China, weakness in Europe and sovereign-debt concerns put pressure on stocks around the globe. This resulted into a downward trajectory for the global equities during the second quarter. In the third quarter, positive economic reports from China and generally positive results from the European bank stress tests eased investors’ concerns about a double-dip recession. Global equities posted strong gains, particularly in September. For the one-year period, emerging markets decoupled from their developed counterparts, continuing to lead the global market. Within the developed markets, Pacific Basin ex-Japan and the U.K. did much better than Europe & Middle East Ex-U.K. and Japan. Countries with sovereign-debt concerns (such as Greece, Ireland, Italy, and Spain) posted negative double-digit returns. From a sector perspective, Consumer Staples and Materials did very well, while the Financials, Utilities and Energy sectors lagged behind. Growth stocks and smaller companies performed relatively better for the year ended September 30, 2010.

IV. Return vs. Benchmark:

For the year ended September 30, 2010, the Fund’s Class A Shares outperformed the MSCI EAFE Index (the “Index”), returning 5.84% versus the Index return of 3.27%.

V. Fund Attribution:

Fund performance was primarily driven by strong stock selection. Holdings in the Financials sector added the most value. Stock selection in cyclical sectors, such as Consumer Discretionary, Industrials and Materials, was positive. The only negative area was within a few holdings that were pharmaceutical companies and several holdings that were telecommunications companies. Regionally, both allocation and stock selection helped the performance. The Fund’s overweight allocation to emerging markets benefitted performance, as emerging markets outpaced developed regions during the time period. Stock selection in Europe & Middle East ex-U.K. was most beneficial, followed by positions in the U.K. and Pacific Basin ex-Japan.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	5.84%	(15.24)%	(2.27)%	(0.60)%	3.03%
Class I	5.45%	(15.45)%	(2.51)%	(0.82)%	2.78%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the MSCI EAFE Index

[1]

For the period ended September 30, 2010. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2010	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2010

Emerging Markets Equity Fund

I. Objective:

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilizes the following sub-advisers as of September 30, 2010: Artisan Partners Limited Partnership, JO Hambro Capital Management Limited, Lazard Asset Management LLC, Neuberger Berman Management LLC, PanAgora Asset Management, Inc and The Boston Company Asset Management LLC. For the year ended September 30, 2010, Lazard Asset Management LLC and Neuberger Berman Management LLC were added to the Fund; AllianceBernstein L.P., AXA Rosenberg Investment Management LLC and Rexiter Capital Management Limited were terminated.

III. Market Commentary:

For the year ended September 30, 2010, emerging markets equities continued to lead the world market, although the ride was not a smooth one. Before the end of 2009, emerging markets decoupled from their developed counterparts and attracted inflows from investors seeking growth. However, since the beginning of 2010, slower growth in China, weakness in Europe and sovereign-debt concerns put pressure on stocks around the globe, including those within emerging markets. Therefore, emerging markets experienced a correction during the second quarter, but continued to show resilience, holding up much better than developed markets amid heightened market volatility. In the third quarter, positive economic reports from China and generally positive results from the European bank stress tests eased investors’ concerns about a double-dip recession. As a result, emerging markets rebounded with other stocks around the globe. For the one-year period, smaller emerging countries led their bigger peers, with countries such as Chile, Colombia, Thailand, Indonesia and Turkey posting very strong performance. On the other hand, larger countries, such as Brazil, China and Korea, lagged the index.

IV. Return vs. Benchmark:

For the year ended September 30, 2010, the Fund underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning 18.93% versus the Index return of 20.54%.

V. Fund Attribution:

For the year ended September 30, 2010, the Fund had negative relative performance from stock selection. Stock selection in Information Technology and Consumer Staples detracted from Fund performance. In contrast, stock selection in Financials was very strong and contributed positively. The sector allocation was slightly negative, mainly due to the Fund’s underweights to Consumer Staples and Materials. Stock selection in Asia, especially in China and India, was very strong. However, holdings in Russia and South Africa offset some of the positive contributions from Asian names. An overweight to Thailand and Turkey helped performance, but was offset by the negative impact from underweights to Malaysia, Colombia and Chile.

Emerging Markets Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	18.93%	(2.64)%	9.77%	10.85%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, versus the MSCI Emerging Markets Index (Gross)

[1]

For the period ended September 30, 2010. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional International Trust / Annual Report / September 30, 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2010

International Fixed Income Fund

I. Objective and Strategy

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2010: AllianceBernstein L.P., Fidelity International Investment Advisors (UK) Limited (delegates to Fidelity International Investment Advisors), UBS Global Asset Management (Americas) Inc. and Wellington Management Company, LLP. For the one-year period ending September 30, 2010, Wellington Management Company, LLP was added to the Fund, while BlackRock Financial Management, Inc. was terminated.

III. Market Commentary

The year ended September 30, 2010 was characterized by a continuation of risk-seeking, which was a continuation of what was seen in the second and third quarters of 2009. However, the last quarter of 2009 demonstrated more nuanced risk-seeking, with investors focusing on securities that were positioned higher in the capital structure. Spreads were relatively static during the first quarter of 2010, but experienced significant widening during the second quarter, as investors worried about structural issues within peripheral Europe, particularly Greece. Standard and Poor’s downgraded Greek debt to junk status, and market participants began to fear a contagion beyond Greece that might spread to Italy, Portugal, Spain and Ireland, thereby impacting the sustainability of the eurozone. Massive loan packages and stabilization tools from the International Monetary Fund and the European Union failed initially to stem the widening. Although equity markets were supported, sovereigns continued to trade wider, and bank debt weakened on fears that sovereign deterioration would impact the balance sheets of financial institutions. Any significant tightening did not became apparent until after the release European bank stress test results in July, which showed bank balance sheets to be more resilient than some had expected. As concerns over Europe dissipated, the market once again focused on growth potential. The emerging markets and core European economies showed clear signs of growth, while the U.S. and U.K. lagged.

The euro proved to be the weakest currency. Covered bonds (traditionally a safe harbor for investors) ended the period wider, partly reflecting sovereign and financial distress, and partly reflecting investors’ focus on sectors with relatively higher yields, such as commercial mortgage-backed securities (CMBS), which was the strongest performing sector globally.

IV. Return vs. Benchmark

For the year ended September 30, 2010, the Fund outperformed the Barclays Capital Global Aggregate ex-USD Index, Hedged (the “Index”), returning 7.97% versus the Index return of 5.55%.

V. Fund Attribution

Despite spread volatility the fund benefited from overweights in CMBS and lower tier financials as well as an underweight in the Euro. The fund utilized FX forwards to trade currency more efficiently and this had a modest positive impact on performance. The CMBS performance was one of the strongest drivers of return as this asset class tightened by 200 bps over the period. The fund has substantially reduced this overweight over the course of 2010 and currently shows a 2% MV overweight but a spread duration underweight pointing to the fact that the fund owns better quality bonds than the index. The fund remains overweight corporate but neutral spread duration. The Fund utilized credit default swaps to synthetically and efficiently gain exposure to the corporate index. This proved to be a more efficient way to gain and reduce exposure to the corporate index and successfully reduced transaction costs in the fund. Duration and curve positioning had a positive impact on performance over the year. Treasury futures were utilized to efficiently assist in managing the Fund’s duration and yield curve exposure.

International Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	7.97%	4.50%	2.81%	5.25%	4.78%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, versus the Barclays Capital Global Aggregate ex-USD Index, Hedged

[1]

For the period ended September 30, 2010. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2010	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2010

Emerging Markets Debt Fund

I. Objective:

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilizes the following sub-advisers as of September 30, 2010: Ashmore Investment Management Limited, ING Investment Management Advisors, B.V. and Stone Harbor Investment Partners LP. For the year ended September 30, 2010, no manager changes were made.

III. Market Commentary:

After returning 29% in the calendar year of 2009 (its strongest annual return since 1996), emerging-markets debt carried its momentum into 2010. It has continued to not only post strong positive returns, but also to do so with less volatility than the broader equity markets. Absolute performance has been highly correlated to U.S. Treasuries, and spreads tightened by only 35 basis points during the one-year period to 303 basis points. Yields on external debt have fallen from 6.59% to near-record lows of 5.52%, yet still remain relatively attractive versus other fixed-income asset classes.

The fundamentals of emerging markets debt remain strong and are supported by various factors. Stable and rising commodity prices, rising foreign-currency reserves, declining debt levels and less political turbulence have all contributed to a favorable outlook for the asset class. These factors have contributed to a substantial increase in credit-rating upgrades, with only a handful of downgrades during the last 12 months. A lower interest-rate environment in the G3 countries (Colombia, Venezuela and Mexico), as well as within local emerging-market economies, has benefited both external and local bond markets. Positive surprises to economic growth across the broader emerging-markets universe have been supportive, while election results and unorthodox policy changes have recently been conducted in more democratic ways with less violence and protests. As a result, these events have not rattled markets as they have in the past.

In addition to solid fundamentals, technical factors greatly contributed to performance for the period. The ability of emerging markets to weather the credit crisis of 2008 better than other spread sectors caught the attention of both new and existing investors. As a result, inflows into the asset class amounted to $78 billion for the period. Inflows are rising and becoming increasingly diversified, especially with more instrument selection coming from the growing local and corporate sectors of the market. With historically high inflows of money into emerging-markets debt, emerging-market issuers took advantage of lower financing rates and issued record amounts of bonds to meet the rising demand. In the first nine months of 2010, emerging-market issuers raised $210 billion via new external-debt issuance, most of which has been sold by corporate entities rather than by sovereign governments. With approximately $45 billion still in the pipeline for the remainder of the year, technicals are still expected to remain a key driver of performance going forward. The proceeds of these sales will be used for various purposes, including deficit funding, refinancing and infrastructure and development projects.

IV. Return vs. Benchmark:

For the year ended September 30, 2010, the Fund outperformed the JP Morgan EMBI Global Diversified Index (the “Index”), returning 18.78% versus the Index return of 16.09%.

V. Fund Attribution:

An overweight to Argentina contributed to positive relative performance. After a period of uncertainty about the government’s willingness and ability to make payments, Argentina executed various debt swaps and saw very strong participation of its defaulted debt swap; the country now considers the problem to be resolved. The country’s strong growth and short-term debt profile were much improved, and bonds rallied as a result. Security selection in local assets in Colombia and Brazil also benefited relative performance. Overall, the broader group of emerging-market currencies appreciated against the dollar. Within Colombia and Brazil, local rates and foreign-currency exchange benefited from a prolonged lower interest-rate environment in the developed world, as well as record amounts of foreign capital flows into their respective economies, strong gross domestic product growth and a broad improvement of fundamentals. Security selection in Russia also added to positive performance, as the Fund’s positioning returned 18.78% versus the benchmark’s return of 16.09%. This was largely due to trading in what appeared to be a volatile Russian yield curve, as well as an allocation to corporate debt that benefited from both strong technicals and fundamentals.

4	SEI Institutional International Trust / Annual Report / September 30, 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2010

Emerging Markets Debt Fund (Concluded)

An overweight in Venezuela, which benefited the Fund during the prior calendar year, detracted from performance during the one-year period. The country’s negative growth, a broken foreign-currency regime that has led to oversupply of dollar bonds as a funding mechanism, high inflation and a devaluation of the currency, all contributed to poor returns. On a positive note, security selection in the short end of the yield curve mitigated the Fund’s underperformance. An underweight to smaller countries like Jamaica and Belize detracted from relative performance, as the Fund managers remained underweight to the sovereign bonds. Although the bonds posted strong returns during the period with some assistance from the International Monetary Fund, the risk/reward opportunities were less attractive in the smaller, less-liquid names and more attractive in other countries.

Forward and swap contracts were used in the Fund for the year ended September 30, 2010 as a way to hedge particular positions, gain exposure to additional areas of the market or provide liquidity with the goal of more efficient portfolio management. The use of derivatives did not have a significant impact on Fund performance.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	18.78%	9.93%	9.70%	13.17%	11.13%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the JP Morgan EMBI Global Diversified Index

[1]

For the period ended September 30, 2010. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2010	5

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2010

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Argentina — 0.1%
Other Securities	0.1%		$960

Australia — 5.5%
Australia & New Zealand Banking Group (A)	0.7	549,252	12,593
BHP Billiton	0.6	319,628	12,042
BHP Billiton ADR	0.3	68,600	5,236
Rio Tinto (A)	0.6	146,932	10,922
Other Securities	3.3		63,988

			104,781

Austria — 0.4%
Other Securities	0.4		7,181

Belgium — 1.4%
InBev	0.8	244,174	14,384
Other Securities	0.6		12,119

			26,503

Brazil — 1.2%
Other Securities	1.2		23,243

Canada — 3.1%
Other Securities	3.1		59,494

Chile — 0.6%
Other Securities	0.6		11,251

China — 1.4%
Other Securities	1.4		26,824

Denmark — 1.2%
Novo Nordisk, Cl B (A)	0.6	105,199	10,455
Other Securities	0.6		12,717

			23,172

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Finland — 1.0%
Other Securities	1.0%		$19,064

France — 7.0%
BNP Paribas	0.9	250,923	17,871
Sanofi-Aventis	0.6	163,647	10,919
Schneider Electric	1.0	145,910	18,527
Vivendi	0.5	347,069	9,500
Other Securities	4.0		76,408

			133,225

Germany — 7.6%
Allianz	0.5	85,339	9,658
BASF	0.5	139,079	8,783
Fresenius Medical Care (A)	0.7	222,258	13,747
Linde	0.7	101,540	13,236
Siemens	0.6	108,486	11,468
Other Securities	4.6		88,093

			144,985

Greece — 0.0%
Other Securities	0.0		569

Hong Kong — 3.2%
Swire Pacific, Cl A	0.5	663,000	9,130
Other Securities	2.7		52,450

			61,580

India — 0.7%
Other Securities	0.7		12,391

Ireland — 0.5%
Experian	0.5	909,223	9,929
Other Securities	0.0		143

			10,072

Israel — 0.9%
Teva Pharmaceutical Industries ADR	0.5	191,385	10,096
Other Securities	0.4		6,546

			16,642

Italy — 1.4%
Other Securities	1.4		26,540

Japan — 16.3%
Fujitsu	0.5	1,265,000	8,874
Hitachi	0.5	1,919,000	8,384
Honda Motor	0.7	358,300	12,708
Jupiter Telecommunications	0.5	8,245	8,883
Mitsubishi	0.5	413,000	9,794
Nippon Electric Glass	0.6	761,700	10,376
Nippon Telegraph & Telephone	0.5	226,700	9,891

6	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Sony	0.6%	356,400	$11,011
Unicharm	0.6	272,100	10,944
Other Securities	11.3		219,031

			309,896

Jersey — 0.3%
Other Securities	0.3		6,559

Macau — 0.1%
Other Securities	0.1		1,491

Malta — 0.0%
Other Securities	0.0		—

Mexico — 0.0%
Other Securities	0.0		751

Netherlands — 6.3%
ING Groep	0.7	1,235,901	12,840
Koninklijke Ahold	0.5	686,995	9,274
Royal Dutch Shell, Cl A (A)	1.0	625,298	18,922
Royal Dutch Shell, Cl B	0.3	172,194	5,039
Unilever (A)	1.0	648,732	19,418
Other Securities	2.8		53,948

			119,441

New Zealand — 0.1%
Other Securities	0.1		1,241

Norway — 1.2%
DnB (A)	0.9	1,216,617	16,630
Other Securities	0.3		6,564

			23,194

Portugal — 0.2%
Other Securities	0.2		3,667

Russia — 0.0%
Other Securities	0.0		81

Singapore — 1.3%
Other Securities	1.3		24,923

South Africa — 0.3%
Other Securities	0.3		6,299

South Korea — 1.4%
Hyundai Mobis	0.6	48,023	10,824
Other Securities	0.8		16,284

			27,108

Spain — 0.7%
Other Securities	0.7		13,268

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Sweden — 2.1%
Other Securities	2.1%		$39,757

Switzerland — 7.2%
Credit Suisse Group	0.6	280,287	12,050
Givaudan (A)	0.5	8,615	8,853
Nestle	1.0	364,940	19,555
Novartis	1.3	445,803	25,714
Roche Holding	0.7	92,399	12,692
SGS	0.5	5,457	8,870
Other Securities	2.6		50,415

			138,149

Taiwan — 0.1%
Other Securities	0.1		2,570

Thailand — 0.4%
Other Securities	0.4		7,481

Turkey — 0.5%
Turkiye Garanti Bankasi	0.5	1,487,244	8,637

United Kingdom — 17.5%
AstraZeneca	0.8	295,276	15,045
BG Group	0.7	781,593	13,776
BHP Billiton	0.1	30,089	960
BP	0.6	1,607,284	10,835
Cairn Energy*	0.8	2,009,947	14,367
Kingfisher	0.7	3,700,508	13,657
Lloyds Banking Group	0.7	10,787,035	12,599
Rio Tinto	1.2	376,155	22,056
Sage Group	0.7	3,197,942	13,924
Tesco	0.7	2,032,508	13,580
Unilever	0.2	130,866	3,797
Vodafone Group	1.5	11,739,263	29,061
Other Securities	8.8		170,523

			334,180

United States — 0.6%
Other Securities	0.6		10,569

Total Common Stock (Cost $1,603,925) ($ Thousands)			1,787,739

PREFERRED STOCK — 0.8%

Brazil — 0.5%
Other Securities	0.5		9,347

Germany — 0.3%
Other Securities	0.3		5,983

Total Preferred Stock (Cost $13,781) ($ Thousands)			15,330

SEI Institutional International Trust / Annual Report / September 30, 2010	7

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)/Shares		Market Value ($ Thousands)

WARRANTS — 0.3%

India — 0.3%
Other Securities	0.3%			$5,113

Total Warrants (Cost $3,790) ($ Thousands)				5,113

RIGHTS — 0.0%

France — 0.0%
Other Securities	0.0			58

Total Rights (Cost $0) ($ Thousands)				58

TIME DEPOSITS — 1.5%

United States — 1.5%
Brown Brothers Harriman
5.150%, 10/01/09	0.0	ZAR	2	2
3.683%, 10/01/09	0.0	AUD	34	34
2.200%, 10/01/09	0.0	NZD	—	—
1.100%, 10/01/09	0.0	NOK	120	120
0.229%, 10/01/09	0.0	CAD	6	6
0.100%, 10/01/09	0.0	SEK	28	28
0.100%, 10/01/09	0.0	EUR	67	67
0.060%, 10/01/09	0.0	GBP	392	392
0.050%, 10/01/09	0.0	DKK	7	7
0.030%, 10/01/09	1.5		27,288	27,288
0.010%, 10/01/09	0.0	HKD	113	113
0.010%, 10/01/09	0.0	JPY	210	210
0.010%, 10/01/09	0.0	SGD	2	2
0.005%, 10/01/09	0.0	CHF	240	240

Total Time Deposits (Cost $28,509) ($ Thousands)				28,509

U.S. TREASURY OBLIGATIONS — 0.4%
Other Securities	0.4			8,322

Total U.S. Treasury Obligations (Cost $8,321) ($ Thousands)				8,322

AFFILIATED PARTNERSHIP — 12.3%

United States — 12.3%
SEI Liquidity Fund, L.P., 0.230%†** (B)	12.3		237,168,032	234,788

Total Affiliated Partnership (Cost $237,168) ($ Thousands)				234,788

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.150%†	2.9%	55,357,345	$55,357

Total Cash Equivalent (Cost $55,357) ($ Thousands)			55,357

Total Investments — 112.0% (Cost $1,950,851) ($ Thousands)††			$2,135,216

A summary of the open futures contracts held by the Fund at September 30, 2010, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	625	Dec-2010	$(448)
FTSE 100 Index	205	Dec-2010	(71)
Hang Seng Index	18	Oct-2010	1
Nikkei 225 Index	22	Dec-2010	36
SPI 200 Index	55	Dec-2010	(85)
Topix Index	159	Dec-2010	150

			$(417)

For the period ended September 30, 2010, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $1,906,661 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2010.

†	Affiliated security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2010. The total market value of securities on loan at September 30, 2010 was $226,047 ($ Thousands) (See Note 9).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2010 was $234,788 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated issuers and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all other securities owned by the Fund. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

ZAR — South African Rand

8	SEI Institutional International Trust / Annual Report / September 30, 2010

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,787,739	$—	$—	$1,787,739
Preferred Stock	15,330	—	—	15,330
Warrants	—	5,113	—	5,113
Rights	58	—	—	58
Time Deposits	—	28,509	—	28,509
U.S. Treasury Obligations	—	8,322	—	8,322
Affiliated Partnership	—	234,788	—	234,788
Cash Equivalent	55,357	—	—	55,357

Total Investments in Securities	$1,858,484	$276,732	$—	$2,135,216

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Future Contracts*	$(417)	$—	$—	$(417)

Total Other Financial Instruments	$(417)	$—	$—	$(417)

*	Future contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2010	9

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2010

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.2%

Argentina — 0.5%
Other Securities	0.5%		$4,458

Australia — 0.0%
Other Securities	0.0		378

Brazil — 10.6%
OGX Petroleo e Gas Participacoes*	0.4	262,600	3,413
Petroleo Brasileiro	1.1	545,545	9,844
Petroleo Brasileiro ADR (A)	0.6	165,487	6,002
Totvs	0.4	51,972	3,948
Vale ADR, Cl B	0.8	238,456	7,457
Vale	0.7	197,352	6,088
Other Securities	6.6		62,518

			99,270

Canada — 0.6%
Pacific Rubiales Energy*	0.4	135,639	3,825
Other Securities	0.2		2,074

			5,899

Chile — 0.8%
Other Securities	0.8		7,896

China — 11.7%
Bank of China, Cl H	0.6	10,325,268	5,413
China Coal Energy, Cl H	0.2	1,160,000	1,919
China Communications Services, Cl H	0.1	1,700,000	1,007
China Construction Bank, Cl H	0.8	8,424,537	7,379
China Life Insurance, Cl H	0.1	233,793	923
China Petroleum & Chemical ADR (A)	0.2	23,984	2,117

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

China Railway Construction, Cl H	0.1%	671,500	$903
China Railway Group, Cl H	0.2	2,060,000	1,613
China Shenhua Energy	0.2	486,500	2,012
Dongfeng Motor Group, Cl H	0.2	831,280	1,700
Industrial & Commercial Bank of China	0.8	9,830,959	7,320
Maanshan Iron & Steel, Cl H	0.1	1,568,000	980
PetroChina ADR (A)	0.1	11,290	1,314
PetroChina, Cl H	0.4	3,268,208	3,801
Tencent Holdings	0.4	153,404	3,351
Yanzhou Coal Mining, Cl H	0.1	488,000	1,197
Zhejiang Expressway, Cl H	0.1	787,922	743
Other Securities	7.0		65,329

			109,021

Cyprus — 0.3%
Other Securities	0.3		2,345

Czech Republic — 0.3%
Other Securities	0.3		2,409

Egypt — 0.5%
Other Securities	0.5		4,457

Hong Kong — 5.9%
China Merchants Holdings International (A)	0.1	232,000	843
China Mobile ADR (A)	0.2	35,900	1,836
China Mobile	1.3	1,220,861	12,494
China Resources Power Holdings	0.1	417,800	898
China State Construction International Holdings	0.2	3,591,820	2,165
CNOOC	0.9	4,210,238	8,157
Cosco International Holdings	0.0	528,000	316
Other Securities	3.1		28,079

			54,788

Hungary — 0.3%
Other Securities	0.3		2,604

India — 7.6%
Allahabad Bank	0.1	153,850	795
Andhra Bank	0.1	317,317	1,128
Bank	0.0	10,693	165
Bank of Baroda	0.2	118,770	2,306
Bank of India	0.3	234,558	2,701
Canara Bank	0.1	86,748	1,126
Engineers India	0.1	69,970	544
India Cements	0.4	1,365,531	3,522
Mahanagar Telephone Nigam*	0.1	507,220	699
Oil & Natural Gas	0.4	114,703	3,584
Reliance Industries	0.4	166,530	3,659
Shipping Corporation of India	0.0	18,531	67
Union Bank of India	0.0	23,238	201

10	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	5.4%		$50,826

			71,323

Indonesia — 3.0%
Astra International	0.5	701,070	4,454
Bank Negara Indonesia Persero	0.1	1,740,500	717
Bank Rakyat Indonesia	0.5	4,399,844	4,930
International Nickel Indonesia	0.1	977,000	534
Perusahaan Gas Negara	0.4	8,260,448	3,563
Semen Gresik Persero	0.1	860,500	954
Telekomunikasi Indonesia	0.2	2,266,097	2,336
Other Securities	1.1		10,813

			28,301

Israel — 0.4%
Other Securities	0.4		4,176

Kazakhstan — 0.5%
Other Securities	0.5		4,346

Malaysia — 1.9%
Other Securities	1.9		17,579

Mexico — 3.7%
America Movil ADR, Ser L	0.6	101,317	5,403
America Movil, Ser L	0.4	1,552,669	4,173
Grupo Financiero Banorte, Cl O	0.6	1,345,068	5,131
Telefonos de Mexico ADR, Ser L (A)	0.1	31,707	473
Urbi Desarrollos Urbanos*	0.4	1,682,347	3,543
Other Securities	1.6		16,000

			34,723

Netherlands — 0.1%
Other Securities	0.1		1,407

Nigeria — 0.1%
Other Securities	0.1		784

Panama — 0.2%
Other Securities	0.2		1,898

Peru — 0.0%
Other Securities	0.0		285

Philippines — 0.8%
Other Securities	0.8		7,253

Poland — 0.8%
Other Securities	0.8		7,208

Russia — 6.3%
Lukoil ADR (A)	0.9	144,187	8,175
OAO Gazprom ADR	1.3	598,174	12,556

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Rosneft Oil GDR	0.5%	714,989	$4,769
VTB Bank GDR	0.4	651,016	3,747
Other Securities	3.2		29,327

			58,574

South Africa — 6.5%
ABSA Group (A)	0.3	124,800	2,398
MTN Group	0.8	415,930	7,514
Sasol	0.6	116,252	5,215
Standard Bank Group	0.6	327,721	5,216
Other Securities	4.2		40,275

			60,618

South Korea — 11.4%
LG Electronics	0.6	64,999	5,478
POSCO	0.7	13,616	6,162
Samsung Electronics	2.7	37,450	25,520
Samsung Engineering	0.4	25,400	3,386
Samsung Fire & Marine Insurance	0.4	21,036	3,597
Shinhan Financial Group	0.7	181,600	6,952
Shinsegae	0.5	8,098	4,268
Other Securities	5.4		51,243

			106,606

Sweden — 0.2%
Other Securities	0.2		1,917

Taiwan — 9.4%
Chinatrust Financial Holding	0.5	7,258,460	4,577
Hon Hai Precision Industry	0.7	1,836,586	6,907
MediaTek	0.5	341,851	4,804
Taiwan Semiconductor Manufacturing	1.2	5,395,524	10,708
Taiwan Semiconductor Manufacturing ADR	0.2	221,526	2,246
Other Securities	6.3		58,758

			88,000

Thailand — 2.3%
Other Securities	2.3		21,330

Turkey — 3.1%
Tupras Turkiye Petrol Rafine	0.4	137,471	3,707
Turk Sise ve Cam Fabrikalari*	0.4	2,071,572	3,695
Turkiye Garanti Bankasi	0.5	756,193	4,391
Other Securities	1.8		17,309

			29,102

United Arab Emirates — 0.0%
Other Securities	0.0		359

United Kingdom — 1.1%
Other Securities	1.1		10,502

SEI Institutional International Trust / Annual Report / September 30, 2010	11

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2010

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

United States — 0.3%
Other Securities	0.3%		$3,195

Total Common Stock (Cost $691,835) ($ Thousands)			853,011

PREFERRED STOCK — 5.4%

Brazil — 5.4%
Itau Unibanco Holding ADR	0.7	271,495	6,565
Petroleo Brasileiro, Cl Preference	0.3	169,042	2,732
Petroleo Brasileiro Sponsored ADR, Cl A (A)	0.9	270,691	8,884
Vale ADR, Cl B (A)	0.6	210,855	5,851
Vale, Cl A	0.2	72,031	1,971
Other Securities	2.7		24,436

Total Preferred Stock (Cost $34,206) ($ Thousands)			50,439

EXCHANGE TRADED FUNDS — 0.8%

United States — 0.8%
iShares MSCI Emerging Markets Index Fund	0.7	158,500	7,096
Other Securities	0.1		922

Total Exchange Traded Funds (Cost $7,831) ($ Thousands)			8,018

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/49 (B)	0.0	8	—

Total Debenture Bond (Cost $0) ($ Thousands)			—

RIGHTS — 0.0%

Taiwan — 0.0%
Other Securities	0.0		8

Total Rights (Cost $0) ($ Thousands)			8

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.150%†**	0.4	4,006,186	4,006

Total Cash Equivalent (Cost $4,006) ($ Thousands)			4,006

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)/ Shares		Market Value ($ Thousands)

TIME DEPOSITS — 1.7%

United States — 1.7%
Brown Brothers Harriman
5.150%, 10/01/09	0.0	ZAR	1,662	$238
0.100%, 10/01/09	0.0	EUR	45	62
0.060%, 10/01/09	0.0	GBP	23	35
0.030%, 10/01/09	1.6		14,951	14,951
0.010%, 10/01/09	0.1	HKD	4,089	527
0.010%, 10/01/09	0.0	SGD	2	2

Total Time Deposits (Cost $15,815) ($ Thousands)				15,815

AFFILIATED PARTNERSHIP — 7.0%

United States — 7.0%
SEI Liquidity Fund, L.P., 0.230%†** (C)	7.0		66,171,117	65,120

Total Affiliated Partnership (Cost $66,171) ($ Thousands)				65,120

Total Investments — 106.5% (Cost $819,864) ($ Thousands)††				$996,417

Percentages are based on a Net Assets of $935,583 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2010.

†	Affiliated security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2010. The total market value of securities on loan at September 30, 2010 was $64,438 ($ Thousands) (See Note 9).

(B)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2010.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2010 was $65,120 ($ Thousands).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated issuers and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all other securities owned by the Fund. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

12	SEI Institutional International Trust / Annual Report / September 30, 2010

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$852,536	$475	$—	$853,011
Preferred Stock	50,439	—	—	50,439
Exchange Traded Funds	8,018	—	—	8,018
Debenture Bond	—	—	—	—
Rights	—	8	—	8
Cash Equivalent	4,006	—	—	4,006
Time Deposits	—	15,815	—	15,815
Affiliated Partnership	—	65,120	—	65,120

Total Investments in Securities	$914,999	$81,418	$—	$996,417

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Common Stock
Beginning balance as of October 1, 2009	$7
Accrued discounts/premiums	—
Realized gain/(loss)	(10)
Change in unrealized appreciation/(depreciation)	10
Net purchases/sales	(7)
Net transfer in and/or out of Level 3	—

Ending balance as of September 30, 2010	$—

For the period ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2010	13

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 89.1%

Australia — 1.6%
Other Securities	1.6%			$8,246

Austria — 0.3%
Other Securities	0.3			1,545

Belgium — 1.4%
Kingdom of Belgium, Ser 44
5.000%, 03/28/35	0.1		325	542
Kingdom of Belgium, Ser 48
4.000%, 03/28/22	0.6		2,100	3,070
Kingdom of Belgium, Ser 56
3.500%, 03/28/15	0.2		750	1,086
Kingdom of Belgium, Ser 58
3.750%, 09/28/20	0.1		325	467
Other Securities	0.4			1,723

				6,888

Bermuda — 0.0%
Other Securities	0.0			256

Brazil — 0.3%
Other Securities	0.3			1,611

Canada — 4.0%
Export Development Canada MTN
2.375%, 03/19/12	0.2	USD	800	822
Government of Canada
5.750%, 06/01/33	0.3		1,300	1,744
5.000%, 06/01/37	0.6		2,200	2,761
5.000%, 06/01/14	0.9		4,350	4,733
4.500%, 06/01/15	0.3		1,550	1,685
4.000%, 06/01/16	0.5		2,438	2,613
3.750%, 06/01/12	0.3		1,510	1,530
3.500%, 06/01/13	0.2		830	851
Other Securities	0.7			3,656

				20,395

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Chile — 0.1%
Other Securities	0.1%		$758

Colombia — 0.1%
Other Securities	0.1		747

Croatia — 0.1%
Other Securities	0.1		459

Czech Republic — 0.1%
Other Securities	0.1		320

Denmark — 0.9%
Other Securities	0.9		4,605

Finland — 0.2%
Other Securities	0.2		885

France — 11.2%
Caisse d’Amortissement de la Dette Sociale MTN
4.500%, 09/04/13	0.8	2,600	3,861
3.250%, 04/25/13	0.2	550	787
EDF
6.500%, 01/26/19 (A)	0.1	250	305
Government of France
5.000%, 10/25/16	0.1	350	558
4.750%, 04/25/35	0.9	2,655	4,529
4.500%, 04/25/41	0.3	875	1,474
4.250%, 04/25/19	0.1	290	449
4.000%, 04/25/13	0.3	1,200	1,758
3.750%, 10/25/19	0.1	325	485
3.750%, 04/25/21	0.7	2,300	3,424
3.500%, 04/25/20	2.5	8,605	12,572
3.000%, 10/25/15	1.5	5,200	7,504
Societe Financement de l’Economie Francaise
2.125%, 01/30/12 (A)	0.5	2,430	2,479
Other Securities	3.1		16,251

			56,436

Germany — 13.5%
Bundesobligation
1.750%, 10/09/15	0.3	1,200	1,659
Bundesobligation, Ser 152
3.500%, 04/12/13	0.1	350	509
Bundesrepublik Deutschland
5.625%, 01/04/28	0.6	1,650	3,104
3.000%, 07/04/20	3.4	11,800	17,215
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/31	0.0	100	190
2.750%, 01/22/15	0.3	1,000	1,651
2.250%, 03/07/14	0.1	370	603

14	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Bundesrepublik Deutschland, Ser 02
5.000%, 01/04/12	0.0%		125	$180
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/34	0.5		1,460	2,613
Bundesrepublik Deutschland, Ser 04
3.750%, 01/04/15	1.5		5,100	7,649
Bundesrepublik Deutschland, Ser 05
3.500%, 01/04/16	0.2		700	1,047
Bundesrepublik Deutschland, Ser 06
3.750%, 01/04/17	0.7		2,250	3,425
Bundesrepublik Deutschland, Ser 07
4.250%, 07/04/39	0.0		100	173
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/40	0.4		1,155	2,158
4.250%, 07/04/18	0.1		125	197
Bundesrepublik Deutschland, Ser 09
3.250%, 01/04/20	0.3		1,115	1,651

Bundesschatzanweisungen
2.250%, 12/10/10	2.5		9,200	12,598
0.500%, 06/15/12	0.2		550	747
Kreditanstalt fuer Wiederaufbau
5.375%, 01/29/14	0.3	GBP	950	1,680
4.375%, 10/11/13	0.3		1,050	1,556
3.875%, 01/21/19	0.3		1,075	1,615
3.375%, 08/30/17	0.1	CHF	370	431
Landwirtschaftliche Rentenbank
3.250%, 03/12/14	0.2		550	792
Other Securities	1.1			4,668

				68,111

Ireland — 1.2%
Government of Ireland
5.000%, 10/18/20	0.6		2,500	2,998
Other Securities	0.6			3,162

				6,160

Italy — 4.0%
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/40	0.4		1,475	2,095
4.500%, 03/01/19	0.1		225	326
4.250%, 09/01/19	0.4		1,400	1,993
4.250%, 10/15/12	0.4		1,360	1,938
4.250%, 02/01/15	0.5		1,750	2,541

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

4.000%, 09/01/20	1.2%	4,480	$6,209
3.500%, 06/01/14	0.3	1,100	1,550
Other Securities	0.7		3,510

			20,162

Japan — 17.1%
Government of Japan 10 Year Bond, Ser 286
1.800%, 06/20/17	0.1	46,100	602
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/17	3.2	1,232,950	16,028
Government of Japan 10 Year Bond, Ser 296
1.500%, 09/20/18	0.5	202,500	2,593
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/18	1.6	642,700	8,095
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/19	0.6	235,300	2,999
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/20	1.5	605,000	7,517
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/29	0.6	256,000	3,192
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/29	1.8	710,000	9,126
Government of Japan 20 Year Bond, Ser 120
1.600%, 06/20/30	0.0	19,050	224
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/20	0.8	289,450	3,974
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/27	1.8	704,650	9,113

Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/38	0.3	103,250	1,390
Government of Japan 5 Year Bond, Ser 63
1.200%, 03/20/12	1.5	634,350	7,711
Government of Japan 5 Year Bond, Ser 79
0.700%, 12/20/13	1.8	758,650	9,237
Government of Japan CPI Linked Bond, Ser 10
1.100%, 12/10/16	0.7	276,000	3,286
Other Securities	0.3		1,151

			86,238

SEI Institutional International Trust / Annual Report / September 30, 2010	15

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Jersey — 0.1%
Other Securities	0.1%			$353

Malaysia — 0.2%
Other Securities	0.2			797

Mexico — 0.3%
Other Securities	0.3			1,500

Netherlands — 5.6%
ABN Amro Bank MTN
3.750%, 07/15/14	0.2		750	1,083
0.725%, 01/17/17 (B)	0.2	USD	950	821
Government of Netherlands
4.500%, 07/15/17	0.5		1,500	2,356
4.000%, 07/15/16	0.5		1,700	2,590
4.000%, 07/15/18	0.4		1,355	2,078
4.000%, 01/15/37	0.1		200	324
3.500%, 07/15/20	0.1		360	533
3.250%, 07/15/15	0.2		520	762
Other Securities	3.4			17,783

				28,330

New Zealand — 0.5%
Other Securities	0.5			2,280

Norway — 0.6%
Other Securities	0.6			3,208

Poland — 0.5%
Other Securities	0.5			2,457

Portugal — 0.1%
Other Securities	0.1			578

Russia — 0.4%
Other Securities	0.4			2,149

Singapore — 0.7%
Government of Singapore
4.000%, 09/01/18	0.5		2,645	2,350
Other Securities	0.2			1,061

				3,411

South Africa — 0.2%
Other Securities	0.2			805

Spain — 1.8%
Government of Spain
4.750%, 07/30/14	0.3		925	1,351
4.700%, 07/30/41	0.2		665	864
4.600%, 07/30/19	0.1		485	691
4.000%, 04/30/20	0.5		1,950	2,648
3.300%, 10/31/14	0.1		475	657

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Instituto de Credito Oficial
2.375%, 03/04/13 (A)	0.0%	USD	200	$199
Other Securities	0.6			2,863

				9,273

Supra-National — 1.0%
European Investment Bank MTN
3.500%, 04/15/16	0.6	EUR	1,975	2,895
Other Securities	0.4			2,199

				5,094

Sweden — 2.0%
Kingdom of Sweden, Ser 1041
6.750%, 05/05/14	0.4		11,895	2,066
Kingdom of Sweden, Ser 1049
4.500%, 08/12/15	0.8		23,950	3,956
Kingdom of Sweden, Ser 1052
4.250%, 03/12/19	0.1		2,000	337
Other Securities	0.7			3,597

				9,956

Switzerland — 1.2%
Other Securities	1.2			6,044

United Kingdom — 11.4%
Barclays Bank MTN
14.000%, 06/15/19 (B)	0.0		100	197
6.750%, 05/22/19	0.1	USD	350	416
6.750%, 01/16/23 (B)	0.1		350	590
5.000%, 09/22/16	0.2	USD	705	771
4.500%, 03/04/19 (B)	0.0	EUR	125	174
Barclays Bank, Ser E MTN
4.875%, 12/29/49 (B)	0.0	EUR	200	230
Chester Asset Receivables, Ser A
6.125%, 10/15/10	0.6	EUR	2,160	2,952
EDF Energy Networks EPN MTN
6.000%, 11/12/36	0.1		160	285
Royal Bank of Scotland MTN
6.934%, 04/09/18	0.1	EUR	300	442
5.750%, 05/21/14	0.1	EUR	250	366
United Kingdom Treasury
4.750%, 12/07/38	1.0		2,665	4,819
4.750%, 12/07/30	0.3		800	1,435
4.500%, 03/07/19	1.0		2,700	4,802
4.500%, 12/07/42	0.1		335	584
4.250%, 06/07/32	0.4		1,080	1,814
4.250%, 12/07/49	0.0		85	143
4.250%, 03/07/36	0.1		375	626
4.250%, 09/07/39	0.3		1,025	1,711
4.000%, 03/07/22	0.1		250	422
4.000%, 09/07/16	0.6		1,665	2,904

16	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

United Kingdom Treasury, Ser 2002-
5.000%, 09/07/14	0.1%		240	$430
Other Securities	6.1			31,393

				57,506

United States — 6.4%
BA Covered Bond Issuer MTN
4.125%, 04/05/12	0.9	EUR	3,100	4,324
Citigroup
5.500%, 04/11/13	0.1		500	536
4.250%, 02/25/30 (B)	0.3	EUR	1,350	1,501
Other Securities	5.1			26,075

				32,436

Total Global Bonds (Cost $419,434) ($ Thousands)				449,999

MORTGAGE-BACKED SECURITIES — 3.6%

Non-Agency Mortgage-Backed Obligation — 3.6%
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.887%, 06/10/17 (B)	0.2		1,140	1,220
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.294%, 12/10/49 (B)	0.1		405	435
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
5.110%, 05/25/35 (B)	0.3		1,467	1,250
Gracechurch Mortgage Financing, Ser 2006-1, Cl C3
1.164%, 11/20/56 (B) (C)	0.1	EUR	250	332
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 3A2
0.994%, 11/20/56 (B)	0.5		1,900	2,551
Other Securities	2.4			12,550

Total Mortgage-Backed Securities (Cost $19,301) ($ Thousands)				18,338

CORPORATE OBLIGATIONS — 2.8%

United States — 2.8%
Citigroup
4.750%, 05/19/15	0.1		240	253
Other Securities	2.7			14,033

Total Corporate Obligations (Cost $13,217) ($ Thousands)				14,286

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 1.8%
Automotive — 0.6%
Other Securities	0.6%			$2,706

Credit Card — 0.5%
Citibank Credit Card Issuance Trust, Ser A4, Cl A4
5.375%, 04/11/11	0.5	EUR	1,900	2,631

Mortgage Related Securities — 0.2%
Other Securities	0.2			1,137

Other Asset-Backed Securities — 0.5%
Lambda Finance, Ser 2005-1X, Cl A2
1.139%, 11/15/29 (B) (C)	0.1		366	489
Other Securities	0.4			1,966

				2,455

Total Asset-Backed Securities (Cost $8,567) ($ Thousands)				8,929

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds
3.500%, 02/15/39	0.0		75	73
U.S. Treasury Notes
4.500%, 11/15/15	0.3		1,100	1,276
2.000%, 11/30/13	0.9		4,300	4,477
Other Securities	0.4			2,088

Total U.S. Treasury Obligations (Cost $7,666) ($ Thousands)				7,914

TIME DEPOSITS — 1.5%
United States — 1.5%
Brown Brothers Harriman
5.150%, 10/01/09	0.0	ZAR	6	1
3.683%, 10/01/09	0.0	AUD	28	27
2.200%, 10/01/09	0.0	NZD	3	3
1.100%, 10/01/09	0.0	NOK	1	—
0.229%, 10/01/09	0.0	CAD	56	54
0.100%, 10/01/09	0.1	EUR	304	415
0.100%, 10/01/09	0.0	SEK	2	—
0.060%, 10/01/09	0.0	GBP	113	178
0.050%, 10/01/09	0.0	DKK	21	4
0.030%, 10/01/09	1.4		6,795	6,795
0.010%, 10/01/09	0.0	HKD	2	—
0.010%, 10/01/09	0.0	JPY	4,069	49

Total Time Deposits (Cost $7,526) ($ Thousands)				7,526

Total Investments — 100.4% (Cost $475,711) ($ Thousands)††				$506,992

SEI Institutional International Trust / Annual Report / September 30, 2010	17

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2010

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($Thousands)
10/1/10	USD	869	COP	1,565,764	$—
10/1/10-10/29/10	COP	2,348,645	USD	1,297	(7)
10/4/10	USD	221	BRL	377	2
10/4/10-11/3/10	BRL	754	USD	433	(11)
10/5/10	USD	5,835	PLN	17,050	20
10/5/10-12/15/10	CAD	27,236	USD	26,215	(309)
10/5/10-12/15/10	EUR	303,407	USD	395,248	(18,841)
10/5/10-12/15/10	GBP	51,518	USD	80,335	(820)
10/5/10-12/15/10	JPY	10,183,126	USD	121,773	(196)
10/5/10-12/15/10	MXN	27,899	USD	2,157	(63)
10/5/10-12/15/10	NOK	20,676	USD	3,388	(132)
10/5/10-12/15/10	PLN	23,405	USD	7,484	(547)
10/5/10-12/15/10	SEK	56,806	USD	7,802	(632)
10/5/10-12/15/10	USD	10,141	CAD	10,662	243
10/5/10-12/15/10	USD	155,147	EUR	114,529	1,200
10/5/10-12/15/10	USD	27,771	GBP	17,649	38
10/5/10-12/15/10	USD	31,156	JPY	2,603,932	17
10/5/10-12/15/10	USD	842	MXN	10,584	2
10/5/10-12/15/10	USD	5,282	NOK	32,545	261
10/5/10-12/15/10	USD	3,758	SEK	27,124	269
10/8/10	CHF	1,639	EUR	1,257	39
10/8/10	EUR	2,532	CHF	3,282	(98)
10/8/10-12/15/10	CHF	13,263	USD	13,445	(143)
10/8/10-12/15/10	DKK	12,260	USD	2,121	(125)
10/20/10	NOK	9,707	SEK	11,344	29
10/26/10-12/15/10	AUD	19,405	USD	17,999	(643)
10/26/10-12/15/10	USD	16,849	AUD	18,095	547
11/18/10-12/15/10	USD	3,642	KRW	4,182,857	34
12/1/10	CHF	26,410	NOK	163,677	813
12/1/10	GBP	12,172	EUR	14,870	1,119
12/1/10	GBP	7,060	JPY	935,408	88
12/1/10	NOK	161,144	CHF	26,410	(382)
12/2/10-12/15/10	NZD	5,853	USD	4,266	(14)
12/15/10	CZK	5,583	USD	287	(24)
12/15/10	MYR	1,001	USD	321	(2)
12/15/10	SGD	4,699	USD	3,508	(66)
12/15/10	USD	299	CHF	300	9
12/15/10	USD	2,089	NZD	2,869	8
12/15/10	USD	645	SGD	860	9
12/15/10	ZAR	4,016	USD	545	(25)

					$(18,333)

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(66,706)	$65,680	$(1,026)
Barclays PLC	(113,856)	111,871	(1,985)
BNP Paribas	(85,772)	81,277	(4,495)
Brown Brothers Harriman	(14,261)	13,385	(876)
Citigroup	(67,914)	67,324	(590)
Credit Suisse First Boston	(49,249)	48,571	(678)
Deutsche Bank	(142,037)	133,014	(9,023)
Goldman Sachs	(31,793)	32,960	1,167
HSBC	(5,256)	5,485	229
JPMorgan Chase Bank	(326,368)	325,674	(694)
Morgan Stanley	(13,090)	12,667	(423)
National Australia Bank	(10,628)	11,255	627
Northern Trust	(295)	296	1
RBC Capital	(329)	326	(3)
Royal Bank of Scotland	(3,855)	3,842	(13)
SEB	(54,498)	54,930	432
Standard Bank	(1,240)	1,266	26
State Street	(50,620)	50,663	43
UBS	(18,620)	18,168	(452)
Westpac Banking	(10,960)	10,360	(600)

			$(18,333)

A summary of the open futures contracts held by the Fund at September 30, 2010, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 10-Year Bond	(15)	Dec-2010	$(9)
Australian 3-Year Bond	8	Dec-2010	(1)
Canadian 10-Year Treasury Note	11	Dec-2010	9
Euro-Bobl	(3)	Dec-2010	1
Euro-Bund 10-Year Bond	(10)	Dec-2010	—
Euro-Buxl 30 Year Bond	(5)	Dec-2010	(20)
Euro-Schatz	71	Dec-2010	(31)
Japanese 10-Year Bond	5	Dec-2010	112
Long Gilt 10-Year Bond	27	Dec-2010	18
U.S. 10-Year Treasury Note	(104)	Dec-2010	(169)
U.S. 2-Year Treasury Note	(65)	Dec-2010	(25)
U.S. 5-Year Treasury Note	(112)	Dec-2010	(43)
U.S. Long Treasury Bond	(13)	Dec-2010	(13)
U.S. Long Treasury Bond	28	Dec-2010	56
U.S. Ultra Long Treasury Bond	2	Dec-2010	1

			$(114)

For the year ended September 30, 2010, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

18	SEI Institutional International Trust / Annual Report / September 30, 2010

SCHEDULE OF INVESTMENTS

A summary of outstanding swap agreements held by the Fund at September 30, 2010, is as follows:

Credit Default Swap
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Morgan Stanley	Prudential Financial 4.500% 07/15/13	SELL	5.00%	09/20/14	$(350)	$43

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	3.83%	3-Month LIBOR	03/31/20	USD	2,650	$(304)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/19	GBP	2,500	(339)
Deutsche Bank	3.45%	6-Month EUR LIBOR	10/16/19	EUR	3,400	(498)
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/13	EUR	7,000	821
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22%	03/26/27	JPY	750,000	904
JPMorgan Chase Bank	6-Month EURIBOR	4.38%	01/07/13	EUR	5,400	689
JPMorgan Chase Bank	4.20%	6-Month EURIBOR	03/30/12	EUR	3,000	(259)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.29%	03/26/12	JPY	1,300,000	209

						$1,223

Percentages are based on a Net Assets of $505,081 ($ Thousands).

(1)	In local currency unless otherwise indicated

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2010.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $7,504 ($ Thousands) and represented 1.5% of Net Assets (Unaudited in regards to illiquid status).

††	The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated issuers and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all other securities owned by the Fund. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

COP —Colombian Peso

CPI — Consumer Price Index

CZK — Czech Koruna

DKK — Danish Krone

EURIBOR — Euro London Interbank Offered Rate

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollars

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$449,994	$5	$449,999
Mortgage-Backed Securities	—	18,338	—	18,338
Corporate Obligations	—	14,286	—	14,286
Asset-Backed Securities	—	8,929	—	8,929
U.S. Treasury Obligations	—	7,914	—	7,914
Time Deposits	—	7,526	—	7,526

Total Investments in Securities	$—	$506,987	$5	$506,992

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Future Contracts*	$(114)	$—	$—	$(114)
Forwards Contracts	(18,333)	—	—	(18,333)
Credit Default Swap	—	43	—	43
Interest Rate Swaps	—	1,223	—	1,223

Total Other Financial Instruments	$(18,447)	$1,266	$—	$(17,181)

*	Future contracts and forward contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Global Bonds
Beginning balance as of October 1, 2009	$5
Accrued discounts/premiums	—
Realized gain/(loss)	(10)
Change in unrealized appreciation/(depreciation)	10
Net purchases/sales	—
Net transfer in and/or out of Level 3	—

Ending balance as of September 30, 2010	$5

For the period ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2010	19

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 90.8%

Argentina — 3.6%
Republic of Argentina
8.750%, 06/02/17	0.2%		2,311	$2,230
8.280%, 12/31/33 (A)	0.2		2,383	1,924
8.280%, 12/31/33	0.5		5,024	4,177
7.820%, 12/31/33 (A)	0.4	EUR	4,219	4,118
7.820%, 12/31/33	0.3	EUR	3,166	3,058
7.820%, 12/31/33	0.2	EUR	2,115	2,043
7.000%, 10/03/15	0.4		4,414	3,887
7.000%, 09/12/13	0.2		2,011	1,886
5.830%, 12/31/33 (A)	0.1	ARS	1,504	588
3.117%, 12/15/35 (A)	0.2		11,360	1,357
2.500%, 03/31/19 (B)	0.2		5,390	2,188
0.000%, 08/03/12 (A)	0.2		6,355	1,446
Other Securities	0.5			4,654

				33,556

Bahrain — 0.1%
Other Securities	0.1			1,273

Barbados — 0.5%
Other Securities	0.5			4,219

Belize — 0.0%
Other Securities	0.0			346

Bosnia and Herzegovina — 0.1%
Other Securities	0.1			1,123

Brazil — 9.0%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/19 (C)	0.2		1,875	2,163
5.500%, 07/12/20 (C)	0.1		500	539
Federal Republic of Brazil
11.000%, 08/17/40	0.8		5,444	7,540
10.125%, 05/15/27	0.5		2,955	4,758

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

10.000%, 01/01/21	0.1%		2,530	$1,336
8.875%, 04/15/24	0.4		2,370	3,478
8.750%, 02/04/25	0.1		598	877
8.250%, 01/20/34	0.6		4,060	5,907
7.125%, 01/20/37	0.2		1,735	2,282
6.000%, 01/17/17	0.4		2,863	3,335
5.875%, 01/15/19	0.4		3,567	4,182
5.625%, 01/07/41	0.1		1,250	1,372
4.875%, 01/22/21	0.0		200	220
Nota Do Tesouro Nacional
10.000%, 01/01/14	1.1	BRL	18,260	10,235
10.000%, 01/01/17	0.4	BRL	7,200	3,922
10.000%, 01/01/21	1.0	BRL	17,840	9,402
6.000%, 05/15/15	0.7	BRL	5,500	6,149
6.000%, 08/15/20	0.2	BRL	1,600	1,895
Other Securities	1.7			14,632

				84,224

Chile — 0.7%
Other Securities	0.7			6,671

China — 0.2%
Other Securities	0.2			1,407

Colombia — 4.2%
Bogota Distrio Capital
9.750%, 07/26/28 (C)	0.8	COP	9,020,000	6,991
Ecopetrol
7.625%, 07/23/19 (C)	0.1		500	605
Republic of Colombia
11.750%, 02/25/20	0.3		1,895	2,975
10.375%, 01/28/33	0.0		150	241
8.125%, 05/21/24	0.3		2,200	2,954
7.375%, 09/18/37	1.5		10,250	13,504
7.375%, 03/18/19	0.5		3,720	4,706
7.375%, 01/27/17	0.5		4,057	5,000
6.125%, 01/18/41	0.2		1,675	1,918

				38,894

Croatia — 0.8%
Government of Croatia
6.625%, 07/14/20 (C) (D)	0.5		4,718	5,101
Other Securities	0.3			2,710

				7,811

Czech Republic — 0.1%
Other Securities	0.1			608

Dominican Republic — 0.1%
Other Securities	0.1			1,239

Ecuador — 0.1%
Other Securities	0.1			501

20	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Egypt — 0.3%
Other Securities	0.3%			$2,646

El Salvador — 0.9%
Republic of El Salvador
7.650%, 06/15/35	0.5		4,386	4,770
Other Securities	0.4			3,304

				8,074

Georgia — 0.4%
Other Securities	0.4			3,804

Germany — 0.1%
Other Securities	0.1			1,188

Ghana — 0.2%
Other Securities	0.2			1,486

Hong Kong — 0.5%
Other Securities	0.5			4,651

Hungary — 0.2%
Other Securities	0.2			1,615

India — 0.1%
Other Securities	0.1			980

Indonesia — 6.2%
Indosat Palapa
7.375%, 07/29/20 (C)	0.2		1,552	1,711
Majapahit Holding
8.000%, 08/07/19	0.0		150	182
8.000%, 08/07/19 (C)	0.1		650	786
7.875%, 06/29/37 (C) (E)	0.0		355	440
7.750%, 10/17/16	0.1		750	874
7.750%, 01/20/20	0.0		150	179
7.750%, 01/20/20 (C)	0.0		450	540
7.250%, 10/17/11	0.1		650	683
Republic of Indonesia
12.800%, 06/17/21	0.3	IDR	15,584,000	2,388
11.625%, 03/04/19	0.7		4,070	6,309
11.625%, 03/04/19 (C)	0.3		2,125	3,294
11.500%, 09/15/19	0.1	IDR	6,300,000	882
11.000%, 11/15/20	0.2	IDR	14,300,000	1,987
10.375%, 05/04/14	0.2		1,500	1,896
9.500%, 06/15/15	0.4	IDR	28,945,000	3,546
8.500%, 10/12/35	0.5		3,250	4,737
8.500%, 10/12/35	0.1		550	802
7.750%, 01/17/38	1.3		8,579	11,732
7.750%, 01/17/38 (C)	0.0		300	411
7.750%, 01/17/38	0.0		300	410
7.500%, 01/15/16	0.1		650	791
7.250%, 04/20/15	0.0		130	154
6.875%, 01/17/18	0.3		2,100	2,536

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

6.875%, 01/17/18 (C)	0.2%		1,400	$1,690
6.875%, 03/09/17	0.2		1,289	1,557
6.750%, 03/10/14 (C)	0.1		550	624
6.750%, 03/10/14	0.1		950	1,078
6.625%, 02/17/37	0.3		2,100	2,550
5.875%, 03/13/20 (C)	0.2		1,774	2,047
Other Securities	0.1			1,291

				58,107

Iraq — 1.2%
Republic of Iraq
5.800%, 01/15/28	1.2		12,919	11,110

Ivory Coast — 0.2%
Other Securities	0.2			1,839

Jamaica — 0.3%
Other Securities	0.3			2,727

Kazakhstan — 3.8%
BTA Bank JSC
10.750%, 01/01/13 (B) (C)	0.1		744	857
0.000%, 07/01/20 (A) (C)	0.0		3,491	222
Kazkommerts International
8.700%, 04/07/14 (A)	0.1		1,300	1,137
8.500%, 04/16/13	0.2		1,650	1,621
8.000%, 11/03/15	0.2		1,900	1,781
7.875%, 04/07/14	0.1		750	712
7.500%, 11/29/16 (E)	0.3		3,050	2,718
6.875%, 02/13/17	0.1	EUR	450	554
6.250%, 05/20/15	0.1		923	997
Kazkommertsbank MTN
12.850%, 12/18/12	0.1		600	619
KazMunaiGaz Finance Sub
11.750%, 01/23/15 (C)	0.4		3,023	3,824
11.750%, 01/23/15	0.0		350	443
9.125%, 07/02/18 (C)	0.4		2,935	3,588
9.125%, 07/02/18	0.4		2,779	3,401
8.375%, 07/02/13	0.4		3,000	3,319
7.000%, 05/05/20	0.0		150	165
7.000%, 05/05/20 (C)	0.3		2,514	2,772
Republic of Kazakhstan
6.375%, 10/06/20	0.1		1,070	1,070
Other Securities	0.5			5,430

				35,230

Lebanon — 0.0%
Other Securities	0.0			120

Lithuania — 0.8%
Other Securities	0.8			6,974

Malaysia — 3.2%
Government of Malaysia
3.835%, 08/12/15	0.4	MYR	10,610	3,526

SEI Institutional International Trust / Annual Report / September 30, 2010	21

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

3.741%, 02/27/15	0.4%	MYR	10,560	$3,489
Malaysia Sukuk Global
3.928%, 06/04/15 (C)	0.1		400	423
Petroliam Nasional
7.625%, 10/15/26	0.1		925	1,253
Petronas Capital
7.875%, 05/22/22	1.1		7,405	10,101
5.250%, 08/12/19	0.0		350	391
5.250%, 08/12/19 (C)	1.1		8,945	9,991
Other Securities	0.0			340

				29,514

Mexico — 9.2%
Mexican Bonos, Ser M10
8.000%, 12/17/15	0.5	MXN	55,070	4,843
7.250%, 12/15/16	0.1	MXN	10,700	916
Mexican Bonos, Ser M20
10.000%, 12/05/24	0.4	MXN	36,900	3,918
Mexican Bonos, Ser MI10
9.500%, 12/18/14	0.1	MXN	10,161	934
Mexican Bonos
8.500%, 12/13/18	0.5	MXN	49,400	4,563
8.000%, 06/11/20	0.2	MXN	21,570	1,951
NII Capital
10.000%, 08/15/16	0.5		4,259	4,845
Pemex Finance
9.150%, 11/15/18	0.2		1,595	2,118
Pemex Project Funding Master Trust
6.625%, 06/15/35	0.0		450	492
5.750%, 03/01/18	0.2		1,505	1,649
Petroleos Mexicanos
8.000%, 05/03/19	0.1		850	1,054
6.625%, 06/15/35 (C)	0.2		2,096	2,290
6.000%, 03/05/20 (C)	0.0		450	497
5.500%, 01/21/21	0.0		450	479
United Mexican States
8.300%, 08/15/31	1.5		9,574	13,667
8.125%, 12/30/19	0.1		550	744
6.625%, 03/03/15	0.2		1,650	1,939
6.050%, 01/11/40	0.3		2,290	2,633
5.950%, 03/19/19	0.2		1,300	1,526
5.625%, 01/15/17	1.2		9,596	10,978
5.125%, 01/15/20	0.1		750	838
United Mexican States, Ser A MTN
8.000%, 09/24/22	0.9		5,963	8,229
6.750%, 09/27/34	0.3		2,648	3,290
Other Securities	1.4			11,640

				86,033

Nigeria — 0.1%
Other Securities	0.1			1,235

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Oman — 0.1%
Other Securities	0.1%			$450

Pakistan — 0.5%
Other Securities	0.5			4,491

Panama — 2.1%
Republic of Panama
9.375%, 01/16/23	0.1		560	778
9.375%, 04/01/29	1.0		6,038	9,147
8.875%, 09/30/27	0.1		700	1,017
8.125%, 04/28/34	0.1		820	1,103
7.250%, 03/15/15	0.2		1,573	1,880
6.700%, 01/26/36	0.5		4,161	5,108
5.200%, 01/30/20	0.1		444	494

				19,527

Peru — 2.6%
Republic of Peru
8.750%, 11/21/33	1.0		6,321	9,403
8.375%, 05/03/16	0.1		600	759
7.350%, 07/21/25	1.0		6,845	8,881
7.125%, 03/30/19	0.2		1,293	1,619
6.550%, 03/14/37	0.0		345	418
Other Securities	0.3			3,010

				24,090

Philippines — 5.1%
Republic of the Philippines
10.625%, 03/16/25	0.7		3,835	6,174
9.500%, 02/02/30	0.5		2,950	4,525
8.875%, 03/17/15	0.0		300	383
8.375%, 06/17/19	0.3		1,945	2,594
8.250%, 01/15/14	0.1		450	539
8.000%, 01/15/16	0.4		2,950	3,732
7.750%, 01/14/31	0.8		5,723	7,612
7.500%, 09/25/24	1.6		11,209	14,684
6.375%, 10/23/34	0.4		3,518	4,098
4.000%, 01/15/21	0.0		300	298
Other Securities	0.3			2,885

				47,524

Poland — 2.0%
Republic of Poland
6.375%, 07/15/19	1.1		8,860	10,439
Republic of Poland, Ser 0415
5.500%, 04/25/15	0.4	PLN	11,360	3,951
Republic of Poland, Ser 1019
5.500%, 10/25/19	0.3	PLN	6,420	2,216
Other Securities	0.2			1,979

				18,585

22	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Qatar — 1.3%
Government of Qatar
9.750%, 06/15/30	0.1%		425	$674
6.400%, 01/20/40 (C)	0.1		710	845
5.250%, 01/20/20 (C)	0.5		4,450	4,895
Qtel International Finance
7.875%, 06/10/19	0.3		2,300	2,783
6.500%, 06/10/14 (C)	0.0		350	393
Other Securities	0.3			2,310

				11,900

Russia — 8.1%
Gaz Capital
8.625%, 04/28/34	0.2		1,215	1,543
6.510%, 03/07/22 (C)	0.1		636	677
RSHB Capital
9.000%, 06/11/14	0.1		750	862
7.750%, 05/29/18	0.1		650	731
7.175%, 05/16/13	0.0		100	108
6.299%, 05/15/17	0.0		100	104
Russian Federal Bond — OFZ MTN
11.200%, 12/17/14	0.2	RUB	42,300	1,616
10.550%, 07/08/11	0.2	RUB	49,500	1,698
Russian Federation Registered
12.750%, 06/24/28	0.7		3,410	6,206
7.500%, 03/31/30 (B)	3.9		30,762	36,736
Russian Foreign Bond — Eurobond
5.000%, 04/29/20 (C)	0.2		1,700	1,771
3.625%, 04/29/15	0.0		300	302
RZD Capital MTN
5.739%, 04/03/17	0.0		400	421
Vnesheconombank Via VEB Finance
6.902%, 07/09/20 (C)	0.4		3,185	3,483
VTB Capital
6.875%, 05/29/18	0.6		4,850	5,123
6.609%, 10/31/12 (C)	0.2		1,300	1,373
6.250%, 06/30/35	0.0		381	391
Other Securities	1.2			12,172

				75,317

Saudi Arabia — 0.1%
Other Securities	0.1			1,216

Singapore — 0.3%
Other Securities	0.3			3,102

South Africa — 1.8%
Republic of South Africa
8.500%, 06/23/17	0.1		860	1,101
6.875%, 05/27/19	0.3		2,177	2,661

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)	Market Value ($ Thousands)

6.500%, 06/02/14	0.3%	2,195	$2,497
5.875%, 05/30/22	0.3	2,300	2,645
5.500%, 03/09/20	0.2	1,550	1,732
Other Securities	0.6		6,205

			16,841

South Korea — 0.3%
Other Securities	0.3		2,769

Sri Lanka — 0.1%
Other Securities	0.1		845

Supra-National — 0.1%
Other Securities	0.1		904

Thailand — 0.2%
Other Securities	0.2		1,950

Trinidad & Tobago — 0.4%
Other Securities	0.4		3,958

Tunisia — 0.3%
Other Securities	0.3		2,744

Turkey — 4.5%
Republic of Turkey
11.875%, 01/15/30	0.2	1,150	2,033
9.500%, 01/15/14	0.1	500	605
8.000%, 02/14/34	0.3	2,050	2,675
7.500%, 07/14/17	0.1	1,000	1,213
7.500%, 11/07/19	0.5	3,630	4,465
7.375%, 02/05/25	0.4	2,820	3,469
7.250%, 03/15/15	0.1	850	997
7.250%, 03/05/38	0.4	2,840	3,401
7.000%, 03/11/19	0.1	650	773
7.000%, 09/26/16	0.1	1,138	1,343
7.000%, 06/05/20	0.1	570	683
6.875%, 03/17/36	0.6	4,870	5,661
6.750%, 05/30/40	0.7	5,683	6,479
6.750%, 04/03/18	0.4	3,350	3,919
5.625%, 03/30/21	0.2	2,000	2,180
Other Securities	0.2		1,882

			41,778

Ukraine — 4.0%
Biz Finance for Ukreximbank
8.375%, 04/27/15	0.1	1,250	1,280
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
8.000%, 11/06/15 (E)	0.1	750	675
7.650%, 09/07/11 (E)	0.0	500	508
6.800%, 10/04/12	0.1	750	746
Government of Ukraine
7.750%, 09/23/20 (C)	0.1	790	793

SEI Institutional International Trust / Annual Report / September 30, 2010	23

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

7.650%, 06/11/13	0.3%		2,420	$2,511
7.650%, 06/11/13	0.0		250	259
6.875%, 09/23/15 (C)	0.3		3,301	3,309
6.750%, 11/14/17	0.1		850	831
6.580%, 11/21/16	0.2		1,500	1,465
6.580%, 11/21/16 (C)	0.2		1,940	1,891
3.200%, 12/19/10 (C)	0.8	JPY	660,000	7,843
NAK Naftogaz Ukraine
9.500%, 09/30/14	1.0		8,573	9,286
Other Securities	0.7			6,168

				37,565

United Arab Emirates — 2.3%
Jafz Sukuk
3.741%, 11/27/12 (A)	0.6	AED	22,400	5,295
Other Securities	1.7			16,364

				21,659

Uruguay — 2.6%
Republic of Uruguay PIK
7.875%, 01/15/33	0.4		2,800	3,674
Republic of Uruguay
9.250%, 05/17/17	0.4		3,075	4,059
8.000%, 11/18/22	1.5		10,604	13,626
7.625%, 03/21/36	0.3		2,095	2,703
6.875%, 09/28/25	0.0		401	482

				24,544

Venezuela — 4.7%
Government of Venezuela
13.625%, 08/15/18	0.2		2,100	1,974
13.625%, 08/15/18	0.0		144	135
10.750%, 09/19/13	0.0		400	377
9.375%, 01/13/34	0.2		2,230	1,516
9.250%, 05/07/28	0.3		3,665	2,483
9.250%, 09/15/27	0.3		3,720	2,725
9.000%, 05/07/23	0.6		8,806	6,032
8.500%, 10/08/14	0.6		7,236	6,078
8.250%, 10/13/24	0.3		4,155	2,699
7.750%, 10/13/19	0.1		2,075	1,395
7.650%, 04/21/25	0.3		4,170	2,544
7.000%, 03/31/38	0.0		100	57
7.000%, 12/01/18	0.0		230	152
6.000%, 12/09/20	0.1		1,130	664
5.750%, 02/26/16	0.1		1,363	946
Petroleos de Venezuela
5.500%, 04/12/37	0.2		3,400	1,564
5.375%, 04/12/27	0.6		11,279	5,442
5.250%, 04/12/17	0.6		8,915	5,171
5.000%, 10/28/15	0.1		1,500	863
4.900%, 10/28/14	0.1		1,475	949

				43,766

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

Vietnam — 0.1%
Other Securities	0.1%		$1,318

Total Global Bonds (Cost $744,776) ($ Thousands)			846,048

LOAN PARTICIPATIONS — 2.5%

Angola — 0.2%
Other Securities	0.2		1,490

Cambodia — 0.2%
Other Securities	0.2		1,943

Georgia — 0.0%
Other Securities	0.0		227

Indonesia — 0.4%
Other Securities	0.4		3,729

Mexico — 0.2%
Other Securities	0.2		2,406

Russia — 0.2
Other Securities	0.2		1,836

Singapore — 1.3%
Connect International PIK
0.000%, 08/31/11 (E) (F)	1.0	9,161	8,943
Other Securities	0.3		3,193

			12,136

Total Loan Participations (Cost $25,955) ($ Thousands)			23,767

CONVERTIBLE BONDS — 0.8%
Other Securities	0.8		7,785

Total Convertible Bonds (Cost $7,190) ($ Thousands)			7,785

WARRANTS — 0.0%

Russia — 0.0%
Other Securities	0.0		—

Total Warrants (Cost $78) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 0.2%

United States — 0.2%
SEI Liquidity Fund, L.P.,
0.230% †* (G)	0.2	2,136,503	1,885

Total Affiliated Partnership (Cost $2,137) ($ Thousands)			1,885

24	SEI Institutional International Trust / Annual Report / September 30, 2010

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 4.8%

United States — 4.8%
Brown Brothers Harriman
0.100%, 10/01/09	0.0	EUR	144	$197
0.030%, 10/01/09	4.8		44,262	44,262

Total Time Deposits (Cost $44,459) ($ Thousands)				44,459

Total Investments — 99.1% (Cost $824,595) ($ Thousands)††				$923,944

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($Thousands)
10/1/10	USD	7,835	JPY	656,287	$21
10/1/10-10/13/10	INR	37,002	USD	796	(26)
10/1/10-10/25/10	USD	9,353	EUR	6,985	183
10/1/10-10/29/10	EUR	21,519	USD	28,396	(977)
10/1/10-10/29/10	JPY	1,316,784	USD	15,689	(77)
10/1/10-12/1/10	USD	6,477	INR	304,179	275
10/4/10	USD	3,340	BRL	5,699	24
10/4/10-11/3/10	BRL	11,398	USD	6,662	(46)
10/12/10	KRW	6,720,924	USD	5,718	(178)
10/12/10	USD	5,598	KRW	6,720,924	298
10/13/10	MXN	21,388	USD	1,635	(71)
10/13/10	USD	1,671	MXN	21,388	35
10/25/10	PLN	17,376	USD	5,770	(190)
11/23/10	RUB	23,647	USD	759	(12)
11/23/10	USD	764	RUB	23,647	7
11/23/10-5/20/11	CNY	33,465	USD	4,965	(61)
11/23/10-8/9/11	USD	8,262	CNY	55,247	88

					$(707)

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(3,828)	$3,714	$(114)
Citigroup	(14,054)	14,090	36
Goldman Sachs	(2,244)	2,312	68
HSBC	(33,812)	33,753	(59)
JPMorgan Chase Bank	(51,296)	50,884	(412)
Morgan Stanley	(5,960)	5,770	(190)
Royal Bank of Canada	(3,364)	3,340	(24)
UBS	(771)	759	(12)

			$(707)

A summary of the open futures contracts held by the Fund at September 30, 2010, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. Ultra Long Treasury Bond	10	Dec-2010	$(3)

For the year ended September 30, 2010, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.
A summary of outstanding swap agreements held by the fund at September 30, 2010, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation ($Thousands)
HSBC	Republic of Korea 5.000% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,217,000	$97
Barclays PLC	Republic of Korea 5.000% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,237,000	72

							$169

Percentages are based on a Net Assets of $931,865 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2010.

(1)	In U.S. dollars unless otherwise indicated.

†	Affiliated security.

(A)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2010.

(B)	Step Bonds — The rate reflected on the Summary Schedule of Investments is the effective yield on September 30, 2010. The coupon on a step bond changes on a specified date.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	This security or a partial position of this security is on loan at September 30, 2010. The total market value of securities on loan at September 30, 2010 was $2,044 ($ Thousands) (See Note 9).

(E)	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $37,324($ Thousands) and represented 4.0% of Net Assets (unaudited in regards to illiquid status).

(F)	Security in default on interest payments.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2010 was $1,885 ($ Thousands).

††

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated issuers and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all other securities owned by the Fund. In certain instances, securities for which

SEI Institutional International Trust / Annual Report / September 30, 2010	25

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2010

footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

AED — United Arab Emirates Dirham

ARS —Argentine Peso

BRL — Brazilian Real

CNY — Chinese Yuan

COP — Colombian Peso

EURIBOR — Euro London Interbank Offered Rate

EUR — Euro

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY – Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PIK — Payment-in-Kind

PLN — Polish Zloty

RUB — Russian Ruble

Ser — Series

USD — U.S. Dollar

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$846,048	$—	$846,048
Loan Participations	—	1,986	21,781	23,767
Convertible Bonds	—	7,785	—	7,785
Warrants	—	—	—	—
Affiliated Partnership	—	1,885	—	1,885
Time Deposits	—	44,459	—	44,459

Total Investments in Securities	$—	$902,163	$21,781	$923,944

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Future Contracts*	$(3)	$—	$—	$(3)
Forwards Contracts	(707)	—	—	(707)
Total Return Swaps	—	169	—	169

Total Other Financial Instruments	$(710)	$169	$—	$(541)

*	Future contracts and forward contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Loan Participations	Swap Contracts
Beginning balance as of October 1, 2009	$26,630	$(738)
Accrued discounts/premiums	26	—
Realized gain/(loss)	(870)	27
Change in unrealized appreciation/(depreciation)	3,232	738
Net purchases/sales	(7,237)	(27)
Net transfer in and/or out of Level 3	—	—

Ending balance as of September 30, 2010	$21,781	$—

For the period ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Institutional International Trust / Annual Report / September 30, 2010

Statements of Assets and Liabilities ($ Thousands)

September 30, 2010

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $1,658,326, $749,687, $475,711 and $822,458, respectively)(1)	$1,845,071	$927,291	$506,992	$922,059
Affiliated investments, at value (Cost $292,525, $70,177, $0 and $2,137, respectively)	290,145	69,126	—	1,885
Cash	30,192	17,392	6,783	50,377
Foreign currency, at value (Cost $5,665, $8,797,
$757 and $233, respectively)	5,717	8,877	758	239
Cash pledged as collateral for forward foreign currency contracts, futures contracts or swap contracts	—	—	359	3,695
Receivable for investment securities sold	27,037	5,947	13,413	14,488
Unrealized gain on forward foreign currency contracts	—	—	4,747	931
Receivable for fund shares sold	1,192	1,287	611	1,048
Dividends and interest receivable	4,489	1,274	6,915	14,413
Variation margin receivable	—	—	21	2
Foreign tax reclaim receivable	1,665	58	—	—
Margin Deposit	—	—	153	—
Unrealized gain on foreign spot currency contracts	27	—	8	—
Receivable for swap contracts terminated	—	—	643	—
Receivable for shareholder servicing fees	—	—	3	—
Swap contracts, at value (Premiums paid $0, $0, $(1) and $4,065, respectively)	—	—	2,665	4,233
Total Assets	2,205,535	1,031,252	544,071	1,013,370
LIABILITIES:
Payable for investment securities purchased	55,736	23,037	13,506	75,832
Payable upon return of securities loaned	237,168	66,171	—	2,137
Unrealized loss on forward foreign currency contracts	—	—	23,080	1,638
Swap contracts, at value (Premiums received $0, $0, $0 and $0, respectively)	—	—	1,400	—
Payable for fund shares redeemed	3,018	4,536	494	874
Variation margin payable	748	—	45	—
Unrealized loss on foreign spot currency contracts	21	1	4	—
Investment advisory fees payable	698	568	124	252
Administration fees payable	698	468	248	476
Shareholder servicing fees payable	387	180	—	183
Trustees’ fees	—	—	—	—
Chief compliance officer fees payable	3	1	1	1
Administration servicing fees payable	2	—	—	—
Other accrued expenses	395	385	88	112
Accrued foreign capital gains tax on appreciated securities	—	322	—	—
Total Liabilities	298,874	95,669	38,990	81,505
Net Assets	$1,906,661	$935,583	$505,081	$931,865
NET ASSETS:
Paid in Capital
(unlimited authorization — no par value)	$2,891,713	$922,451	$513,642	$881,431
Undistributed net investment income	22,150	3,379	2,236	(11,223)
Accumulated net realized gain (loss) on investments, futures contracts, option contracts, foreign currency contracts and swap contracts	(1,191,393)	(166,558)	(24,322)	(37,243)
Net unrealized depreciation on investments and option contracts	184,365	176,553	31,281	99,349
Net unrealized appreciation (depreciation) on futures contracts	(417)	—	(114)	(3)
Net unrealized appreciation (depreciation) on swap contracts	—	—	1,266	169
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	243	80	(18,908)	(615)
Accumulated foreign capital gains tax on appreciated securities	—	(322)	—	—
Net Assets	$1,906,661	$935,583	$505,081	$931,865
Net Asset Value, Offering and Redemption Price Per Share — Class A ($1,898,205,932 ÷ 227,652,628 shares, $935,582,579 ÷ 82,076,409 shares, $505,081,023 ÷ 46,234,484 shares, $931,865,030 ÷ 83,266,703 shares, respectively.)	$8.34	$11.40	$10.92	$11.19
Net Asset Value, Offering and Redemption Price Per Share — Class I ($8,455,485 ÷ 1,016,291 shares)	$8.32	N/A	N/A	N/A

(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $226,047, $64,438, $0 and $2,044, ($ Thousands), respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2010	27

Statements of Operations ($ Thousands)

For the year ended September 30, 2010

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$49,982	$22,969	$—	$—
Dividends from Affiliated Security	66	8	—	—
Interest	1,843	55	18,003	64,829
Security Lending Income — Net(2)	2,239	332	1	11
Less: Foreign Taxes Withheld	(4,337)	(2,075)	(5)	—
Total Investment Income	49,793	21,289	17,999	64,840
Expenses:
Investment Advisory Fees	9,946	9,538	1,253	7,089
Administration Fees	8,862	5,904	3,175	5,421
Shareholder Servicing Fees — Class A	4,903	2,271	1,323	2,085
Shareholder Servicing Fees — Class I	21	—	—	—
Admin Servicing Fees — Class I	21	—	—	—
Trustees’ Fees	33	15	9	14
Chief Compliance Officer Fees	11	5	3	5
Custodian/Wire Agent Fees	765	820	104	94
Printing Fees	294	138	84	134
Overdraft Fees	8	19	3	5
Professional Fees	103	150	28	50
Registration Fees	51	18	25	21
Proxy Fees	—	—	319	—
Other Expenses	166	85	62	48
Total Expenses	25,184	18,963	6,388	14,966
Less:
Waiver of Investment Advisory Fees	(85)	(1,136)	—	(3,616)
Waiver of Shareholder Servicing Fees — Class A	—	—	(720)	—
Fees Paid Indirectly(1)	(62)	—	—	—
Net Expenses	25,037	17,827	5,668	11,350
Net Investment Income	24,756	3,462	12,331	53,490
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net Realized Gain (Loss) from:
Investments and purchased options	117,003	118,674	5,189	43,035
Futures Contracts	(7,005)	—	(1,550)	305
Swap Contracts	(5,011)	—	257	(603)
Foreign Currency Transactions	(3,431)	(869)	28,008	4,058
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and purchased options	(38,343)	25,458	8,875	42,127
Affiliated Investments	(45)	(63)	8	2
Futures Contracts	(640)	—	483	(57)
Swap Contracts	(500)	—	(183)	1,456
Foreign Capital Gains Tax on Appreciated Securities	—	691	—	—
Foreign Currency Transactions	567	(52)	(13,290)	(1,319)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	62,595	143,839	27,797	89,004
Net Increase in Net Assets Resulting from Operations	$87,351	$147,301	$40,128	$142,494

(1)	See Note 5 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Institutional International Trust / Annual Report / September 30, 2010

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2010	2009	2010	2009
Operations:
Net Investment Income	$24,756	$34,767	$3,462	$7,468
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts, and Swap Contracts	104,987	(1,003,942)	118,674	(260,714)
Net Realized Loss on Forward Foreign Currency Contracts and Foreign Currency Transactions	(3,431)	(13,765)	(869)	(612)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, and Swap Contracts	(39,528)	688,867	25,395	322,886
Net Change in Unrealized Depreciation on Foreign Capital Tax Gains on Appreciated Securities	—	—	691	(991)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	567	13,255	(52)	223
Net Increase (Decrease) in Net Assets Resulting from Operations	87,351	(280,818)	147,301	68,260
Dividends and Distributions from:
Net Investment Income:
Class A	—	(41,196)	(5,546)	(10,169)
Class I	—	(89)	—	—
Net Realized Gains:
Class A	—	—	—	(154,334)
Class I	—	—	—	—
Total Dividends and Distributions	—	(41,285)	(5,546)	(164,503)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	575,037	1,137,018	296,445	318,878
Reinvestment of Dividends & Distributions	—	39,508	5,224	157,509
Cost of Shares Redeemed	(817,165)	(1,130,315)	(424,621)	(429,094)
Increase (Decrease) in Net Assets Derived from Class A Transactions	(242,128)	46,211	(122,952)	47,293
Class I:
Proceeds from Shares Issued	3,199	4,670	—	—
Reinvestment of Dividends & Distributions	—	89	—	—
Cost of Shares Redeemed	(3,569)	(3,101)	—	—
Increase (Decrease) in Net Assets Derived from Class I Transactions	(370)	1,658	—	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(242,498)	47,869	(122,952)	47,293
Net Increase (Decrease) in Net Assets	(155,147)	(274,234)	18,803	(48,950)
Net Assets:
Beginning of Year	2,061,808	2,336,042	916,780	965,730
End of Year	$1,906,661	$2,061,808	$935,583	$916,780
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$22,150	$(2,486)	$3,379	$3,367
Share Transactions:
Class A:
Shares Issued	73,501	170,747	28,652	44,440
Reinvestment of Distributions	—	6,291	506	28,647
Shares Redeemed	(106,291)	(179,952)	(42,230)	(62,439)
Total Class A Transactions	(32,790)	(2,914)	(13,072)	10,648
Class I:
Shares Issued	410	789	—	—
Reinvestment of Distributions	—	14	—	—
Shares Redeemed	(459)	(479)	—	—
Total Class I Transactions	(49)	324	—	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(32,839)	(2,590)	(13,072)	10,648

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2010	29

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2010	2009	2010	2009
Operations:
Net Investment Income	$12,331	$15,209	$53,490	$56,900
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	3,896	(22,915)	42,737	(70,289)
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	28,008	8,926	4,058	(6,197)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	9,183	63,489	43,528	113,567
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(13,290)	(25,944)	(1,319)	(993)
Net Increase in Net Assets Resulting from Operations	40,128	38,765	142,494	92,988
Dividends and Distributions from:
Net Investment Income:
Class A	(5,034)	(57,885)	(67,778)	(60,833)
Return of Capital:
Class A	(7)	—	—	—
Total Dividends and Distributions	(5,041)	(57,885)	(67,778)	(60,833)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	138,803	160,142	354,314 †	363,248
Reinvestment of Dividends & Distributions	4,791	55,164	60,866	55,708
Cost of Shares Redeemed	(211,759)	(361,351)	(348,628)	(537,868)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(68,165)	(146,045)	66,552	(118,912)
Net Increase (Decrease) in Net Assets	(33,078)	(165,165)	141,268	(86,757)
Net Assets:
Beginning of Year	538,159	703,324	790,597	877,354
End of Year	$505,081	$538,159	$931,865	$790,597
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$2,236	$(33,391)	$(11,223)	$187
Share Transactions:
Class A:
Shares Issued	13,304	16,650	33,657	43,772
Reinvestment of Distributions	471	6,009	5,962	6,654
Shares Redeemed	(20,265)	(37,149)	(33,548)	(66,241)
Total Class A Transactions	(6,490)	(14,490)	6,071	(15,815)

†	Refer to Note 5 for information regarding a capital contribution.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Institutional International Trust / Annual Report / September 30, 2010

Financial Highlights

For the years ended September 30,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions and Return of Capital	Net Asset Value, End of Year	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
2010	$7.88	$0.10	$0.36	$0.46	$—		$—	$—	$8.34	5.84%	$1,898,206	1.27	%(3)	1.27	%(3)	1.28%		1.26%	144%
2009	8.85	0.13	(0.94)	(0.81)	(0.16)		—	(0.16)	7.88	(8.73)	2,053,411	1.28	(2)(3)	1.28	(2)(3)	1.29		2.01	154
2008	16.18	0.27	(5.52)	(5.25)	(0.34)		(1.74)	(2.08)	8.85	(36.96)	2,329,504	1.25	(2)(3)	1.26	(2)(3)	1.26	(2)	2.15	218
2007	14.07	0.28	2.89	3.17	(0.47)		(0.59)	(1.06)	16.18	23.56	4,032,236	1.32	(2)(3)	1.33	(2)(3)	1.33	(2)	1.85	172
2006	12.14	0.24	1.97	2.21	(0.28)		—	(0.28)	14.07	18.50	3,491,007	1.32	(2)	1.33	(2)	1.33	(2)	1.85	118
Class I
2010	$7.89	$0.08	$0.35	$0.43	$—		$—	$—	$8.32	5.45%	$8,455	1.52	%(3)	1.52	%(3)	1.53%		1.00%	144%
2009	8.82	0.13	(0.94)	(0.81)	(0.12)		—	(0.12)	7.89	(8.80)	8,397	1.53	(2)(3)	1.53	(2)(3)	1.54		1.97	154
2008	16.13	0.22	(5.49)	(5.27)	(0.30)		(1.74)	(2.04)	8.82	(37.14)	6,538	1.50	(2)(3)	1.51	(2)(3)	1.51	(2)	1.72	218
2007	14.04	0.25	2.88	3.13	(0.45)		(0.59)	(1.04)	16.13	23.25	17,155	1.57	(2)(3)	1.58	(2)(3)	1.58	(2)	1.66	172
2006	12.12	0.23	1.94	2.17	(0.25)		—	(0.25)	14.04	18.20	13,401	1.59	(2)	1.59	(2)	1.59	(2)	1.77	118
Emerging Markets Equity Fund
Class A
2010	$9.64	$0.04	$1.78	$1.82	$(0.06)		$—	$(0.06)	$11.40	18.93%	$935,583	1.96	%(4)	1.96	%(4)	2.09%		0.38%	81%
2009	11.43	0.08	0.18	0.26	(0.10)		(1.95)	(2.05)	9.64	16.40	916,780	1.97	(4)	1.97	(4)	2.11		1.08	80
2008	21.49	0.14	(5.64)	(5.50)	(0.08)		(4.48)	(4.56)	11.43	(33.33)	965,730	1.99	(4)	1.99	(4)	2.08		0.85	94
2007	16.67	0.08	7.22	7.30	(0.08)		(2.40)	(2.48)	21.49	48.27	1,777,229	1.97	(4)	1.97	(4)	2.05		0.44	79
2006	15.94	0.11	2.32	2.43	(0.10)		(1.60)	(1.70)	16.67	16.46	1,336,574	1.96		1.97		2.06		0.65	65
International Fixed Income Fund
Class A
2010	$10.21	$0.24	$0.57	$0.81	$(0.10	)(8)	$—	$(0.10)	$10.92	7.97%	$505,081	1.07	%(7)	1.07	%(7)	1.21%		2.33%	135%
2009	10.46	0.28	0.53	0.81	(1.06)		—	(1.06)	10.21	8.85	538,159	1.02	(5)	1.02	(5)	1.06		2.86	170
2008	10.91	0.37	(0.68)	(0.31)	(0.14)		—	(0.14)	10.46	(2.89)	703,324	1.02	(5)	1.02	(5)	1.04		3.45	147
2007	10.86	0.36	(0.11)	0.25	(0.20)		—	(0.20)	10.91	2.34	808,742	1.02	(5)	1.02	(5)	1.04		3.29	215
2006	11.72	0.28	(0.49)	(0.21)	(0.34)		(0.31)	(0.65)	10.86	(1.64)	841,903	1.01		1.01		1.03		2.61	194
Emerging Markets Debt Fund
Class A
2010	$10.24	$0.67	$1.14	$1.81	$(0.86)		$—	$(0.86)	$11.19	18.78%	$931,865	1.36	%(6)	1.36	%(6)	1.79%		6.41%	70%
2009	9.43	0.71	0.85	1.56	(0.75)		—	(0.75)	10.24	18.62	790,597	1.37	(6)	1.37	(6)	1.81		8.47	73
2008	11.04	0.62	(1.18)	(0.56)	(0.74)		(0.31)	(1.05)	9.43	(5.71)	877,354	1.37	(6)	1.37	(6)	1.79		5.94	83
2007	11.28	0.60	0.47	1.07	(0.65)		(0.66)	(1.31)	11.04	10.03	1,002,602	1.37	(6)	1.37	(6)	1.79		5.47	81
2006	11.81	0.56	0.34	0.90	(0.80)		(0.63)	(1.43)	11.28	8.68	828,343	1.36		1.36		1.78		5.03	108

*	Includes Fees Paid Indirectly. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income/(loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively, for 2009 and 2008, and 1.24% and 1.49%, respectively, for 2007 and 2006.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.27% and 1.52% respectively for 2010, 1.28% and 1.53%, respectively for 2009, 1.25% and 1.50%, respectively for 2008 and 1.32% and 1.57%, respectively for 2007.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.96% for 2010, 2009, 2008 and 2007.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.01%, 1.02% and 1.01%, for 2009, 2008 and 2007, respectively.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2010, 2009, 2008 and 2007.
(7)	The expense ratio includes proxy and overdraft fees. Had these expenses been excluded, the ratio would have been 1.01% for 2010.
(8)	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2010	31

Notes to Financial Statements

September 30, 2010

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five funds: International Equity Fund, Tax-Managed International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”). The Trust’s prospectuses provide a description of each Fund’s investment objective, and strategies. The Trust is registered to offer Class A shares of each of the Funds, Class G shares of the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds, and Class I shares of the International Equity Fund.

As of September 30, 2010, the Tax-Managed International Equity Fund and the Class G shares had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular

32	SEI Institutional International Trust / Annual Report / September 30, 2010

security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with GAAP, Fair Value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities, loan participations and swaps where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The Fund adopted Financial Accounting Standards Board — Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective September 30, 2010. This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2010, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the

SEI Institutional International Trust / Annual Report / September 30, 2010	33

Notes to Financial Statements (Continued)

September 30, 2010

Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2010, if applicable.

Futures Contracts — The Funds may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its Investment Objective and Strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. In addition, the International Fixed Income Fund and the Emerging Markets Debt Fund may utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open futures contracts as of September 30, 2010, if applicable.

Equity-Linked Warrants — To the extent consistent with its Investment Objective and Strategies, the Funds each may invest in equity-linked warrants. These Funds purchase the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, these Funds bear additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

Swap Agreements — A Fund’s investments in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the

34	SEI Institutional International Trust / Annual Report / September 30, 2010

assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. See Note 3 for further details.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open swap contracts as of September 30, 2010, if applicable.

Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open option agreements as of September 30, 2010, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign

SEI Institutional International Trust / Annual Report / September 30, 2010	35

Notes to Financial Statements (Continued)

September 30, 2010

entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund enters into credit default swaps to simulate long and short bond positions that are either unavailable or considered to be less attractively priced in the bond market. A Fund uses these swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

36	SEI Institutional International Trust / Annual Report / September 30, 2010

As of September 30, 2010, the International Fixed Income Fund is the seller (“providing protection”) on a total notional amount of $0.35 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

INTERNATIONAL FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$41,764	—	—	—	$41,764
Maximum potential amount of future payments	$350,000	—	—	—	$350,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of a triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
INTERNATIONAL FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-100	—	—	—	—	—	—
101-250	—	—	$350,000	—	—	$350,000
251-500	—	—	—	—	—	—
501-1,000	—	—	—	—	—	—
> than 1,000	—	—	—	—	—	—
Total	—	—	$350,000	—	—	$350,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments or Schedule of Investments and the Statement of Operations. The fair value of derivative instruments as of September 30, 2010 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2010 ($ Thousands)			Year ended September 30, 2010 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$197	*	Net Assets — Unrealized depreciation on futures contracts	$311	*
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	2,623	†	Net Assets — Unrealized depreciation on swap contracts	1,400	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,747		Unrealized loss on forward foreign currency contracts	23,080
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	43	†	Net Assets — Unrealized depreciation on swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$7,610			$24,791

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$3	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	931		Unrealized loss on forward foreign currency contracts	1,638
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	169	†	Net Assets — Unrealized depreciation on swap contracts	—	†

Total Derivatives not accounted for as hedging instruments		$1,100			$1,641

*	Includes cumulative appreciation/(depreciation) on futures contracts as reported in the Summary Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/(depreciation) on swap contracts as reported in the Summary Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

SEI Institutional International Trust / Annual Report / September 30, 2010	37

Notes to Financial Statements (Continued)

September 30, 2010

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2010 is as follows:

Amount of realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Equity Fund
Interest rate contracts	$—	$(66)	$—	$—	$(66)
Foreign exchange contracts	—	—	(565)	—	(565)
Credit contracts	—	—	—	2,048	2,048
Equity contracts	—	(6,939)	—	(7,059)	(13,998)
Total	$—	$(7,005)	$(565)	$(5,011)	$(12,581)

International Fixed Income Fund
Interest rate contracts	$—	$(1,550)	$—	$162	$(1,388)
Foreign exchange contracts	—	—	33,663	—	33,663
Credit contracts	—	—	—	95	95
Total	$—	$(1,550)	$33,663	$257	$32,370

Emerging Markets Debt Fund
Interest rate contracts	$—	$305	$—	$—	$305
Equity contracts	—	—	—	40	40
Foreign exchange contracts	317	—	1,449	—	1,766
Credit contracts	—	—	—	(643)	(643)
Total	$317	$305	$1,449	$(603)	$1,468

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Equity Fund
Interest rate contracts	$—	$33	$—	$—	$33
Foreign exchange contracts	—	—	610	—	610
Credit contracts	—	—	—	(1,841)	(1,841)
Equity contracts	—	(673)	—	1,341	668
Total	$—	$(640)	$610	$(500)	$(530)

International Fixed Income Fund
Interest rate contracts	$—	$483	$—	$(81)	$402
Foreign exchange contracts	—	—	(13,116)	—	(13,116)
Credit contracts	—	—	—	(102)	(102)
Total	$—	$483	$(13,116)	$(183)	$(12,816)

Emerging Markets Debt Fund
Interest rate contracts	$ —	$(57)	$—	$—	$(57)
Foreign exchange contracts	—	—	(1,399)	—	(1,399)
Credit contracts	—	—	—	1,456	1,456
Total	$—	$(57)	$(1,399)	$1,456	$—

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

5. ADMINISTRATION, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Administration & Transfer Agency Agreement — The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund	0.45%
Emerging Markets Equity Fund	0.65%
International Fixed Income Fund	0.60%
Emerging Markets Debt Fund	0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain

38	SEI Institutional International Trust / Annual Report / September 30, 2010

expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator’s sole discretion. At September 30, 2010, there were no such waivers in each Fund.

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund		Emerging Markets Debt Fund
Class A	1.28	%*†	1.96	%†	1.02	%†	1.36	%†
Class I	1.53	%*†	—		—		—

* The expense cap excludes interest expense on reverse repurchase agreements.

† The expense cap excludes proxy and overdraft fees.

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee for the International Equity, Emerging Markets Equity and Emerging Markets Debt Funds so that the total annual expenses of each Fund, exclusive of short sale expenses and acquired fund fee expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. For the International Fixed Income Fund, SIMC has contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.02%.

Accordingly, the advisory fee and contractual or voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Voluntary Expense Limitations	Contractual Expense Limitations
International Equity Fund, Class A	0.505%	1.280%	—%
International Equity Fund, Class I	0.505%	1.530%	—%
Emerging Markets Equity Fund	1.050%	1.960%	—%
International Fixed Income Fund*	0.300%	—%	1.020%
Emerging Markets Debt Fund	0.850%	1.360%	—%

*	Prior to March 1, 2010, the Advisory Fee for the International Fixed Income Fund was 0.150%.

With respect to the International Fixed Income Fund from October 1, 2009 until February 28, 2010, SIMC received an advisory fee of 0.15% of the Fund’s average daily net assets. At a meeting of the International Fixed Income Fund’s shareholders held on February 18, 2010, the shareholders of the Fund approved an increase in the advisory fee paid to SIMC by the Fund. As a result, effective March 1, 2010, SIMC receives an investment advisory fee from the Fund of 0.30%.

As of September 30, 2010, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management LLC
Causeway Capital Management LLC
INTECH Investment Management LLC
Neuberger Berman Management LLC
Quantitative Management Associates LLC
Schroder Investment Management North America, Inc.
Tradewinds Global Investors LLC
Emerging Markets Equity Fund
Artisan Partners Limited Partnership
JO Hambro Capital Management Limited
Lazard Asset Management LLC
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.
The Boston Company Asset Management LLC
International Fixed Income Fund
AllianceBernstein L.P.
Fidelity International Investment Advisors (UK) Limited (delegates to Fidelity International Investment Advisors)
UBS Global Asset Management (Americas) Inc.
Wellington Management Company, LLP
Emerging Markets Debt Fund
Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

	Shareholder Servicing Fees	Administrative Servicing Fees
International Equity Fund
Class A	0.25%	—
Class I	0.25%	0.25%
Emerging Markets Equity Fund
Class A	0.25%	—
International Fixed Income Fund
Class A	0.25%	—
Emerging Markets Debt Fund
Class A	0.25%	—

SEI Institutional International Trust / Annual Report / September 30, 2010	39

Notes to Financial Statements (Continued)

September 30, 2010

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2010, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations as agreed upon by the Distributor as presented above.

For the year ended September 30, 2010, the Distributor retained 100% of both shareholder servicing fees, less the waiver, and administration servicing fees.

Investment in Affiliated Securities — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings.

The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

Other — A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2010, can be found on the Statement of Operations and Financial Highlights, respectively.

Other Affiliated Transactions — During the year ended September 30, 2010, the Administrator made a capital contribution (the “Contribution”) of $1,166 ($ Thousands) to the Emerging Markets Debt Fund. The Contribution represents a reimbursement for losses incurred by the Emerging Markets Debt Fund in connection with an NAV error during the year. The Contribution is included in Proceeds from Shares Issued on the Statement of Changes in Net Assets. The

Contribution did not have a significant impact on the Emerging Market Debt Fund’s total return.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2010, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$45,565	$83,633
Other	2,574,737	2,735,796
Emerging Markets Equity Fund
US Government	—	—
Other	712,921	823,057
International Fixed Income Fund
US Government	5,127	14,196
Other	615,713	596,403
Emerging Markets Debt Fund
US Government	—	—
Other	562,436	519,853

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These differences, which may result in distribution reclassifications, are primarily due to paydown reclassifications, foreign currency transactions, net investment losses, investment in partnerships, swaps and passive foreign investment companies. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2010:

	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Loss ($ Thousands)	Paid-in- Capital ($ Thousands)
International Equity Fund	$(120)	$120	$—
Emerging Markets Equity Fund	2,096	(2,095)	(1)
International Fixed Income Fund	28,337	(28,139)	(198)
Emerging Markets Debt Fund	2,878	(2,878)	—

40	SEI Institutional International Trust / Annual Report / September 30, 2010

These reclassifications had no impact on the net assets or net asset value per share of the Funds.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2010	$—	$—	$—	$—
	2009	41,285	—	—	41,285
Emerging Markets Equity Fund	2010	5,546	—	—	5,546
	2009	10,171	154,332	—	164,503
International Fixed Income Fund	2010	5,034	—	7	5,041
	2009	57,885	—	—	57,885
Emerging Markets Debt Fund	2010	67,778	—	—	67,778
	2009	60,833	—	—	60,833

As of September 30, 2010, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Gains (Losses) ($ Thousands)
International Equity Fund	$28,277	$—	$(1,146,124)	$—
Emerging Markets Equity Fund	8,166	—	(132,853)	—
International Fixed Income Fund	—	—	(24,006)	(685)
Emerging Markets Debt Fund	10,618	—	(25,853)	—

	Post October Currency Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Gains (Losses) ($ Thousands)
International Equity Fund	$(2,614)	$135,522	$(113)	$(985,052)
Emerging Markets Equity Fund	(127)	137,949	(3)	13,132
International Fixed Income Fund	—	(2,017)	18,147	(8,561)
Emerging Markets Debt Fund	—	65,669	—	50,434

Post-October losses represent losses realized on investment transactions from November 1, 2009 through September 30, 2010, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2015 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 09/30/10 ($ Thousands)
International Equity Fund	$—	$432,652	$713,472	$1,146,124
Emerging Markets Equity Fund	—	33,118	99,735	132,853
International Fixed Income Fund	3,797	1,563	18,646	24,006
Emerging Markets Debt Fund	—	14,696	11,157	25,853

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments of each Fund, at September 30, 2010 is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
International Equity Fund	$1,999,520	$223,086	$(87,390)	$135,696
Emerging Markets Equity Fund	858,226	198,727	(60,536)	138,191
International Fixed Income Fund	491,253	37,971	(22,232)	15,739
Emerging Markets Debt Fund	857,826	113,536	(47,418)	66,118

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the International Fixed Income and Emerging Markets Debt Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2010, the total value of these securities represented approximately 4% of the net assets of the Emerging Markets Debt Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to

SEI Institutional International Trust / Annual Report / September 30, 2010	41

Notes to Financial Statements (Concluded)

September 30, 2010

the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, Management believes that based on experience, the risk of loss from such claims is considered remote.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements.

42	SEI Institutional International Trust / Annual Report / September 30, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the SEI Institutional International Trust comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 29, 2010

SEI Institutional International Trust / Annual Report / September 30, 2010	43

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2010.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee, Limited, and SEI Structured Credit Fund, L.P.
William M. Doran 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Global Nominee, Limited, SEI — Unit Trust Management (UK) Limited, and SEI Asset Korea Co., Limited.
TRUSTEES
James M. Storey One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee	since 1995	Attorney, sole practitioner since 1994. Partner, Dechert Price & Rhoads, September 1987-December 1993.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and U.S. Charitable Gift Trust.
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

44	SEI Institutional International Trust / Annual Report / September 30, 2010

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	81	Director, Sonoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since March 2008. Managing Director, Cue Capital from March 2002- March 2008.	81	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 62 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	81	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	Since 2007	Private Investor since 1994.	81	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Director, Colonial BancGroup, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009.	81	Director of St. Joseph’s Translational Research Institute; Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Stephen F. Panner One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Controller and Chief Financial Officer	since 2005	Fund Accounting Director of the Administrator since 2005. Fund Administration Manager, Old Mutual Fund Services, 2000-2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structural Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003- March 2006.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

SEI Institutional International Trust / Annual Report / September 30, 2010	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2007	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark, 2004-2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 34 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP, May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Andrew S. Decker One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Anti-Money Laundering Compliance Officer	since 2008	Compliance Officer and Product Manager, SEI 2005-2008. Vice President, Old Mutual Capital, 2000-2005.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Privacy Officer	since 2009	Compliance Officer of SEI Investments Company, since 2003.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

46	SEI Institutional International Trust / Annual Report / September 30, 2010

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,023.30	1.27%	$6.45
Class I	$1,000.00	$1,022.10	1.52%	$7.71
Hypothetical 5% Return
Class A	$1,000.00	$1,018.70	1.27%	$6.43
Class I	$1,000.00	$1,017.44	1.52%	$7.69
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,073.40	1.96%	$10.21
Hypothetical 5% Return
Class A	$1,000.00	$1,015.22	1.96%	$9.92

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,048.00	1.13%	$5.82
Hypothetical 5% Return
Class A	$1,000.00	$1,019.38	1.13%	$5.74
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$1,099.10	1.36%	$7.17
Hypothetical 5% Return
Class A	$1,000.00	$1,018.24	1.36%	$6.89

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2010	47

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (b) SIMC’s and the Sub-Advisers’ investment management personnel; (c) SIMC’s and the Sub-Advisers’ operations and financial condition; (d) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (h) SIMC’s and the Sub-Advisers’ compliance systems; (i) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (j) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds’ performance compared with similar mutual funds.

48	SEI Institutional International Trust / Annual Report / September 30, 2010

At the May 12, 2010, June 22-23, 2010 and September 14-15, 2010 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Advisers’ personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services

SEI Institutional International Trust / Annual Report / September 30, 2010	49

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

50	SEI Institutional International Trust / Annual Report / September 30, 2010

Shareholder Voting Results (Unaudited)

At a special meeting held on February 18, 2010, the shareholders of the SIT International Fixed Income Fund (the "Fund"), voted on the proposal listed below. The results of the voting were as follows:

Proposal 1:	With respect to the Fund, to approve an amendment to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to the Adviser for its investment advisory services.

International Fixed Income
	Number of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,251,602.66	36.69%	72.01%
Against	6,255,847.74	11.92%	23.40%
Abstain	1,228,774.09	2.34%	4.59%

Total	26,736,224.49	50.95%	100.00%

SEI Institutional International Trust / Annual Report / September 30, 2010	51

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2010 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2010 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2010 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Total	(D) Dividends Received Deduction (1)	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	(G) Interest Related Dividends (4)	(H) Short-Term Capital Gain Dividends (5)
International Equity	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Equity	0.00%	100.00%	100.00%	0.00%	95.83%	0.00%	3.94%	0.00%
International Fixed Income	0.00%	100.00%	100.00%	0.00%	0.00%	4.69%	3.09%	0.00%
Emerging Markets Debt	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	35.01%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2010, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$23,925,495	$1,641,718
Emerging Markets Equity	4,515,772	2,166,799

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the IRC will be expiring for years beginning after January 1, 2010.

Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

52	SEI Institutional International Trust / Annual Report / September 30, 2010

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT September 30, 2010

Robert A. Nesher, Chairman

Trustees

William M. Doran

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Stephen F. Panner

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Andrew S. Decker

Anti-Money Laundering Compliance Officer

Keri E. Rohn

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-018 (9/10)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Mrrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2010 and 2009 as follows:

		Fiscal Year 2010				Fiscal Year 2009
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$164,000	N/A		N/A	$159,000		N/A	N/A
(b)	Audit-Related Fees	$0	$0		$0	$0		$0	N/A
(c)	Tax Fees (Tax return review services)	$0	$139,500	(3)	N/A	$25,400	(2)	N/A	N/A
(d)	All Other Fees(3)		$229,500		$0			$244,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Review of Federal income tax returns of the Registrant.
(3)	See section (g) (1)

(e) (1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e) (2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2010	Fiscal Year 2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) (1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2010 and 2009 were $369,000 and $269,900, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Argentina — 0.1%
Grupo Financiero Galicia ADR*	39,505	$394
Telecom Argentina ADR	8,200	174
Tenaris	20,430	392

		960

Australia — 5.5%
Abacus Property Group (A)	282,825	119
AGL Energy	10,025	157
Alumina	31,190	55
Amcor	1,148,517	7,239
Asciano Group	180,796	289
Australia & New Zealand Banking Group (B)	549,252	12,593
Australian Worldwide Exploration*	122,998	185
AXA Asia Pacific Holdings	99,066	493
Beach Energy (B)	520,405	343
Bendigo and Adelaide Bank	29,859	265
BHP Billiton ADR	68,600	5,236
BHP Billiton	319,628	12,042
Caltex Australia	375,542	4,360
CFS Retail Property Trust (A)(B)	23,047	42
Coca-Cola Amatil (B)	360,842	4,186
Cochlear	16,794	1,142
Commonwealth Bank of Australia	97,185	4,815
Computershare	26,837	253
CSL	3,813	122
Dexus Property Group (A)(B)	559,734	463
Flight Centre	1,000	22
Fortescue Metals Group*(B)	458,863	2,315
Foster’s Group	194,248	1,153
Goodman Fielder	29,700	38
Goodman Group (A)(B)	449,873	281
GPT Group (A)	235,044	669
Hillgrove Resources (B)	156,973	48
Intoll Group	537,136	775
John Fairfax Holdings (B)	660,562	937
Leighton Holdings	967	31
MacArthur Coal (B)	24,884	283
Mount Gibson Iron*	15,600	26
National Australia Bank (B)	45,656	1,120
Newcrest Mining (B)	180,778	6,944
OneSteel (B)	680,386	1,930
Orica	35,203	876
Origin Energy	5,254	81
OZ Minerals	757,392	1,067
Qantas Airways	223,230	603
Rio Tinto (B)	146,932	10,922
Santos (B)	431,565	5,353
Sonic Healthcare	12,566	134
SP AusNet, Cl Miscellaneous (B)	881,589	734
Stockland (A)	556,839	2,070
Straits Resources	108,715	195
STW Communications Group	54,125	43
Suncorp-Metway	45,776	399
TABCORP Holdings	48,330	328
Tatts Group (B)	42,100	97
Telstra	66,600	169
Transurban Group	101,085	486
Wesfarmers (B)	84,817	2,705

Description	Shares	Market Value ($ Thousands)

Westfield Group (A)	132,462	$1,572
Westpac Banking	149,963	3,374
Whitehaven Coal	2,900	17
Woodside Petroleum	500	21
Woolworths	91,823	2,564

		104,781

Austria — 0.4%
IMMOFINANZ (B)	373,552	1,394
OMV	19,277	723
Vienna Insurance Group	87,600	4,716
Voestalpine	9,444	348

		7,181

Belgium — 1.4%
Ageas (B)	695,531	1,994
Colruyt (B)	22,009	5,826
Delhaize Group (B)	16,043	1,165
Dexia*	16,569	73
D’ieteren	601	337
InBev	244,174	14,384
KBC Groep	45,868	2,061
Solvay (B)	3,200	342
Umicore (B)	7,417	321

		26,503

Brazil — 1.2%
Amil Participacoes	541,704	5,202
Anhanguera Educacional Participacoes	228,397	4,044
Banco Santander Brasil ADR	362,300	4,989
Centrais Eletricas Brasileiras ADR	82,158	1,056
Petroleo Brasileiro ADR	93,600	3,395
Porto Seguro	357,600	4,557

		23,243

Canada — 3.1%
Alimentation Couche Tard, Cl B	8,800	197
Bankers Petroleum*	493,900	3,914
Brookfield Properties	69,100	1,083
Canadian Natural Resources	43,800	1,520
Cascades	13,400	83
Celestica*	13,500	114
Cenovus Energy	140,800	4,061
Domtar	28,380	1,833
Eldorado Gold	444,300	8,238
First Quantum Minerals	50,094	3,821
Garda World Security, Cl A*	10,200	86
Gildan Activewear*	8,000	226
Magna International, Cl A	20,900	1,720
Nexen	—	—
Niko Resources	69,832	6,893
Onex	68,600	1,933
Pacific Rubiales Energy*	225,200	6,351
QLT*	10,800	68
Research In Motion*	59,062	2,876
Silver Wheaton*	259,500	6,931
Suncor Energy	229,100	7,481
TELUS, Cl A	1	—
Toronto-Dominion Bank	900	65

		59,494

1	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Chile — 0.6%
Banco Santander Chile ADR	35,789	$3,455
Enersis ADR	50,271	1,182
Sociedad Quimica y Minera de Chile ADR (B)	137,100	6,614

		11,251

China — 1.4%
Agricultural Bank of China, Cl H*	12,588,000	6,518
Bank of China, Cl H	8,266,000	4,334
China Minsheng Banking, Cl H	675,000	604
Ctrip.com International ADR*	116,497	5,563
Dongfeng Motor Group, Cl H	662,000	1,354
Ping An Insurance Group of China, Cl H	803,500	8,197
Qingling Motors, Cl H	794,000	254

		26,824

Denmark — 1.2%
AP Moller - Maersk, Cl A (B)	41	334
AP Moller - Maersk, Cl B (B)	55	461
Carlsberg, Cl B	35,221	3,678
Coloplast, Cl B (B)	16,837	2,016
H Lundbeck	7,881	139
Novo Nordisk, Cl B (B)	105,199	10,455
Novozymes, Cl B (B)	6,949	885
TrygVesta (B)	86,430	5,204

		23,172

Finland — 1.0%
Elisa, Cl A	2,579	59
Fortum	87,816	2,301
Kemira	2,097	29
Kesko, Cl B	12,882	605
Kone, Cl B (B)	73,328	3,794
Metso (B)	24,860	1,141
Nokia (B)	17,200	173
Nokian Renkaat	5,215	179
Orion, Cl B	51,044	1,021
Pohjola Bank, Cl A	24,538	299
Sampo, Cl A (B)	56,707	1,534
Stora Enso, Cl R	553,929	5,483
UPM-Kymmene	51,066	876
Wartsila, Cl B (B)	24,028	1,570

		19,064

France — 7.0%
Air Liquide	630	77
Alcatel-Lucent	1,103,225	3,720
Alstom	7,504	383
Arkema	32,825	1,682
BNP Paribas	250,923	17,871
Bureau Veritas	19,498	1,363
Casino Guichard Perrachon	3,667	336
Christian Dior	10,700	1,401
Cie de Saint-Gobain	19,104	851
Cie Generale d’Optique Essilor International	2,533	175
CNP Assurances	192,269	3,576
Compagnie Generale de Geophysique*	894	20
Credit Agricole	40,000	626

Description	Shares	Market Value ($ Thousands)

Dassault Systemes	6,891	$508
Eurazeo	1,982	133
Eutelsat Communications	125,723	4,806
France Telecom	50,622	1,095
GDF Suez	221,226	7,931
Gecina (A)	3,797	451
Groupe Danone	3,816	229
Groupe Eurotunnel	9,171	78
Hermes International	1,712	391
Ipsen	141,513	4,698
JC Decaux	13,048	345
Lagardere SCA	3,683	144
Legrand	17,303	586
L’Oreal	6,512	733
LVMH Moet Hennessy Louis Vuitton	17,449	2,563
Michelin, Cl B (B)	14,406	1,098
Natixis	438,993	2,517
Pernod-Ricard	1,752	147
Peugeot	148,310	4,994
PPR	3,527	572
Publicis Groupe	10,777	513
Renault	41,495	2,138
Rhodia	12,407	298
Safran	73,768	2,077
Sanofi-Aventis	163,647	10,919
Schneider Electric	145,910	18,527
SES	8,514	205
Societe BIC	2,499	201
Societe Generale	58,287	3,362
Sodexho Alliance	113,563	7,380
Technip	5,292	426
Total	81,170	4,189
Valeo	11,798	547
Vallourec	68,786	6,843
Vivendi	347,069	9,500

		133,225

Germany — 7.6%
Adidas	84,585	5,244
Allianz	85,339	9,658
Aurubis (B)	8,700	415
BASF	139,079	8,783
Bayer	1,208	84
Bayerische Motoren Werke (B)	15,541	1,091
Beiersdorf	426	26
Celesio (B)	4,000	87
Commerzbank (B)	83,523	693
Continental (B)	15,809	1,230
DaimlerChrysler (B)	67,182	4,261
Deutsche Bank (B)	127,233	6,973
Deutsche Boerse (B)	99,263	6,633
Deutsche Lufthansa	104,653	1,927
Deutsche Post	119,127	2,164
Deutsche Telekom (B)	493,286	6,758
E.ON	138,450	4,088
Fresenius (B)	5,109	410
Fresenius Medical Care (B)	222,258	13,747
GEA Group	263,657	6,600
Hannover Rueckversicherung	54,736	2,521
Henkel KGaA	25,418	1,153
Infineon Technologies*(B)	789,210	5,474

2	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Linde	101,540	$13,236
MAN	10,322	1,127
Merck KGaA	6,910	581
MTU Aero Engines Holding	2,200	126
RWE	26,505	1,793
SAP ADR	102,900	5,074
SAP	24,865	1,232
Siemens	108,486	11,468
Suedzucker (B)	31,798	712
ThyssenKrupp	218,011	7,119
Tognum	274,471	6,127
TUI (B)	179,984	2,205
Volkswagen	1,066	118
Wacker Chemie	701	129
Wincor Nixdorf	60,006	3,918

		144,985

Greece — 0.0%
Coca Cola Hellenic Bottling	9,600	254
Public Power	20,231	315

		569

Hong Kong — 3.2%
ASM Pacific Technology	92,800	827
BOC Hong Kong Holdings (B)	138,500	439
Cathay Pacific Airways	887,000	2,405
Champion REIT (A)	67,000	35
Cheung Kong Holdings	84,000	1,272
China Mobile	498,000	5,097
China Mobile ADR	105,600	5,399
CLP Holdings	439,500	3,507
DMX Technologies Group*	475,000	157
First Pacific	526,000	478
Genting Singapore*	925,000	1,308
Get Nice Holdings	1,558,000	102
Great Eagle Holdings	15,000	46
Guoco Group	5,000	55
Hang Lung Group	55,000	359
Hang Lung Properties	55,000	269
Hong Kong & China Gas	141,000	357
HongKong Electric Holdings	65,000	395
Hongkong Land Holdings	206,000	1,279
Hutchison Telecommunications Hong Kong Holdings	802,000	221
Hutchison Whampoa	418,000	3,898
Hysan Development	90,000	322
Jardine Matheson Holdings	2,400	108
Jardine Strategic Holdings	284,752	7,631
Johnson Electric Holdings	88,500	47
Kerry Properties	658,000	3,577
Li & Fung	196,000	1,102
Link REIT (A)	43,000	127
New World Development	78,000	157
Orient Overseas International	280,000	2,233
PCCW	1,361,000	493
RCG Holdings*	39,556	22
Shangri-La Asia	38,000	86
SJM Holdings	60,000	68
Sun Hung Kai Properties	252,000	4,350
Swire Pacific, Cl A	663,000	9,130
Television Broadcasts	19,000	108
Wharf Holdings	232,000	1,491

Description	Shares	Market Value ($ Thousands)

Wheelock	693,000	$2,317
Yue Yuen Industrial Holdings	82,500	306

		61,580

India — 0.7%
State Bank of India GDR	32,694	4,685
Tata Motors ADR (B)	302,056	7,706

		12,391

Ireland — 0.5%
Allied Irish Banks ADR	73,784	105
Experian	909,223	9,929
Kerry Group, Cl A	1,090	38

		10,072

Israel — 0.9%
Bezeq Israeli Telecommunication (C)	29,241	73
Delek Group (C)	240	66
Discount Investment (C)	1,347	27
First International Bank of Israel*(C)	4,400	65
Israel*(C)	103	99
Israel Chemicals (C)	13,120	185
Israel Discount Bank, Cl A*(C)	30,000	59
Makhteshim-Agan Industries (C)	807,793	3,012
Mizrahi Tefahot Bank (C)	6,000	56
Teva Pharmaceutical Industries ADR	191,385	10,096
Teva Pharmaceutical Industries (C)	54,439	2,904

		16,642

Italy — 1.4%
Enel	1,548,299	8,265
Engineering Ingegneria Informatica (B)	2,148	61
ENI (B)	93,448	2,020
Mediaset	588,424	4,177
Parmalat	1,757,692	4,516
Saipem	15,965	640
Snam Rete Gas	94,386	479
Telecom Italia	4,752,861	6,235
Terna Rete Elettrica Nazionale	34,499	147

		26,540

Japan — 16.3%
77 Bank	235,000	1,190
Aeon	332,100	3,562
Aeon Mall	6,400	155
Aichi Bank	400	25
Aisan Industry	1,000	8
Aisin Seiki	23,700	739
Ajinomoto	3,000	29
Alfresa Holdings	15,400	656
All Nippon Airways	132,000	488
Amada	23,000	158
Aoyama Trading	1,300	21
Aozora Bank	69,000	102
Arc Land Sakamoto	7,300	86
Arnest One	43,800	482
Asahi Breweries	61,400	1,227
Asahi Glass	210,000	2,139

3	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Asahi Kasei	263,000	$1,448
Asics	8,000	82
Astellas Pharma	122,000	4,403
Autobacs Seven	5,600	214
Bridgestone	424,100	7,722
Brother Industries	268,700	3,316
Calsonic Kansei	3,000	9
Canon	38,100	1,776
Cawachi	500	9
Central Japan Railway	480	3,528
Century Tokyo Leasing	200	2
Chiba Bank	69,000	402
Chubu Electric Power	20,800	514
Chuetsu Pulp & Paper	18,000	32
Citizen Holdings	25,200	151
Coca-Cola Central Japan	100	1
Coca-Cola West	12,900	217
Cosmo Oil	414,000	1,080
CREATE SD HOLDINGS	600	13
Credit Saison	7,000	94
Daicel Chemical Industries	266,000	1,789
Daido Steel	214,000	1,040
Daihatsu Motor	38,000	508
Dai-ichi Life Insurance	156	188
Daiichikosho	11,500	179
Daikyo	429,000	580
Dainippon Sumitomo Pharma	7,700	64
Daito Trust Construction	6,700	400
Daiwa House Industry	194,000	1,951
Dena	126,000	3,965
Denki Kagaku Kogyo	58,000	249
Denso	46,500	1,378
Dentsu (B)	26,300	609
East Japan Railway	9,300	561
EDION	77,800	571
Eisai	11,900	416
Elpida Memory*(B)	27,500	316
Exedy	900	27
Faith	378	29
FamilyMart	8,000	287
Fanuc	30,800	3,919
Fast Retailing	1,900	267
Fuji Electric Holdings	519,000	1,361
Fuji Film Holdings	118,600	3,925
Fuji Heavy Industries	487,000	3,101
Fuji Media Holdings	1,588	2,021
Fuji Soft	8,800	135
Fujikura	8,000	40
Fujishoji	42	37
Fujitec	4,000	20
Fujitsu	1,265,000	8,874
Fukuoka Financial Group	65,000	260
Fukuyama Transporting	1,000	5
Funai Electric	3,900	114
Gunma Bank	22,000	115
Hajime Construction (B)	6,100	168
Hakuhodo DY Holdings	980	47
Hamamatsu Photonics	1,300	42
Hanwa	78,000	306
Heiwado	1,100	13
Hino Motors	326,000	1,573
Hisamitsu Pharmaceutical	4,400	180

Description	Shares	Market Value ($ Thousands)

Hitachi	1,919,000	$8,384
Hitachi Capital	2,100	29
Hitachi Construction Machinery	4,800	104
Hitachi Metals	7,000	82
Hokkaido Electric Power	6,500	129
Honda Motor	358,300	12,708
Hosiden	21,600	195
Hoya	7,400	180
Idemitsu Kosan	16,600	1,423
IHI	370,000	709
Iida Home Max	34,800	271
Inpex	64	301
Isuzu Motors	339,000	1,307
Itochu	94,800	867
Itochu-Shokuhin	1,900	66
Iyo Bank	4,000	32
J Front Retailing	16,000	74
Japan Real Estate Investment, Cl A (A)	14	127
Japan Retail Fund Investment, Cl A (A)	211	297
Japan Tobacco	92	306
JFE Holdings	2,900	89
JFE Shoji Holdings	52,000	212
JS Group	51,000	999
JTEKT	6,900	64
Jupiter Telecommunications	8,245	8,883
Justsystems*	13,900	40
JX Holdings	543,360	3,148
Kajima	18,000	43
Kaneka	9,000	54
Kansai Electric Power	2,200	53
Kawasaki Kisen Kaisha	661,000	2,485
KDDI	1,247	5,963
Keihin	100	2
Keihin Electric Express Railway	33,000	319
Kewpie	22,900	296
Keyence	1,300	283
Kirin Brewery	19,000	270
Kita-Nippon Bank	1,700	43
Kobe Steel	620,000	1,455
Kohnan Shoji	700	8
Koito Manufacturing	1,000	15
Komatsu	15,300	355
Konica Minolta Holdings	15,000	146
Kose	1,000	24
K’s Holdings	32,100	738
Kuraray	118,000	1,489
Kyocera	17,900	1,691
Kyudenko	9,000	49
Lintec	1,100	24
Makita	140,700	4,458
Marubeni	1,036,000	5,853
Marudai Food	3,000	9
Marui	39,000	292
Maruichi Steel Tube	20,300	389
Matsushita Electric Industrial	29,800	403
Matsushita Electric Works	19,000	252
McDonald’s Holdings Japan	6,500	156
Mediceo Paltac Holdings	68,600	871
MEIJI Holdings	3,800	179
Mikuni Coca-Cola Bottling	900	8

4	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Millea Holdings	10,000	$270
Mimasu Semiconductor Industry	700	7
Minebea	39,000	201
Miraca Holdings	29,300	1,036
Mitsubishi	413,000	9,794
Mitsubishi Chemical Holdings	467,000	2,370
Mitsubishi Electric	215,000	1,848
Mitsubishi Gas Chemical	71,000	412
Mitsubishi Materials	68,000	195
Mitsubishi UFJ Financial Group	789,200	3,675
Mitsubishi UFJ Lease & Finance	8,150	286
Mitsui	371,600	5,525
Mitsui Chemicals	878,000	2,365
Mitsui Home	10,000	45
Mitsui Mining & Smelting	397,000	1,136
Mitsui OSK Lines	191,000	1,200
Mitsui Sumitomo Insurance Group Holdings	1,300	30
Mitsui Trust Holdings	176,000	584
Mizuho Financial Group	2,222,200	3,245
Murata Manufacturing	5,500	290
Nafco	300	5
Nagase	22,000	249
Namco Bandai Holdings	6,500	60
NEC Mobiling	400	11
NEC Networks & System Integration	26,800	339
Neturen	700	5
NGK Spark Plug	13,000	174
NHK Spring	55,000	455
Nidec	15,600	1,386
Nihon Kohden	10,000	206
Nikon	8,300	154
Nintendo	3,400	849
Nippo	4,000	27
Nippon Beet Sugar Manufacturing	4,000	9
Nippon Electric Glass	761,700	10,376
Nippon Express	46,000	175
Nippon Meat Packers	134,000	1,639
Nippon Paper Group	74,900	1,873
Nippon Shokubai	24,000	209
Nippon Steel	45,000	153
Nippon Steel Trading	4,000	12
Nippon Telegraph & Telephone	226,700	9,891
Nippon Yusen	143,000	585
Nishi-Nippon City Bank	444,000	1,270
Nissan Motor	413,300	3,607
Nissan Shatai	3,000	22
Nisshin Fudosan	13,200	76
Nisshin Steel	518,000	924
Nisshinbo Industries	5,000	50
Nitori Holdings	6,400	535
Nitto Denko	29,300	1,145
NOK	13,600	237
Noritsu Koki	6,500	39
NSK	138,000	935
NTT Data	563	1,779
NTT DoCoMo	109	181
Obayashi	76,000	302
Obic	710	134
Odakyu Electric Railway	13,000	120
OJI Paper	70,000	309

Description	Shares	Market Value ($ Thousands)

Okuwa	2,000	$18
Olympus	1,800	47
Omron	38,700	878
Oracle Japan	7,700	366
Oriental Land	9,900	922
ORIX	15,520	1,185
Osaka Steel	800	12
Rakuten	164	120
Rengo	6,000	39
Resona Holdings (B)	235,800	2,114
Ricoh	17,000	240
Rinnai	3,000	176
Riso Kagaku	500	7
Saizeriya	37,500	722
Sakai Chemical Industry	3,000	13
San-Ai Oil	3,000	13
Sanki Engineering	19,000	138
Sankyo	97,700	5,169
Sapporo Hokuyo Holdings	633,000	2,925
Sega Sammy Holdings	78,500	1,199
Seiko Epson	5,200	79
Seino Transportation	80,000	484
Sekisui Chemical	1,326,000	8,016
Sekisui Jushi	2,000	20
Seven & I Holdings	6,300	148
Sharp	7,000	70
Shimadzu	16,000	123
Shimano	6,200	328
Shinmaywa Industries	3,000	11
Shinsei Bank (B)	1,239,000	875
Shiseido	55,200	1,238
Sintokogio	1,200	9
SMC	5,800	764
Softbank	99,600	3,256
Sohgo Security Services	29,500	305
Sojitz	459,700	825
Sony	356,400	11,011
Sony Financial Holdings	157	511
Sumikin Bussan	4,000	8
Sumitomo	366,100	4,715
Sumitomo Chemical	29,000	127
Sumitomo Electric Industries	224,200	2,732
Sumitomo Heavy Industries	63,000	324
Sumitomo Metal Mining	106,000	1,618
Sumitomo Mitsui Financial Group	93,400	2,719
Sumitomo Rubber Industries	7,400	72
Suzuken	800	26
Sysmex	6,100	423
T&D Holdings	6,100	127
Tachi-S, Cl S	11,200	152
Taisei	28,000	58
Taisho Pharmaceutical	2,000	40
Taiyo Yuden	1,000	12
Takashimaya	46,000	355
Takata	1,500	38
Takeda Pharmaceutical	73,200	3,360
Takefuji (B)	—	—
Tanabe Seiyaku	26,000	423
TDK	9,500	529
Teijin	29,000	96
Terumo	1,000	53
THK	3,900	73

5	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Toho Gas	31,000	$153
Tohoku Electric Power	2,700	60
Tokai Rika	2,000	34
Tokai Rubber Industries	1,700	18
Tokyo Broadcasting System	4,000	51
Tokyo Electric Power	19,100	466
Tokyo Electron	19,500	977
Tokyo Energy & Systems	6,000	42
Tokyo Gas	427,000	1,937
Tokyo Style	3,000	23
Tokyo Tekko	24,000	51
Tomy	15,200	122
Toppan Printing	42,000	328
Torii Pharmaceutical	600	11
Toshiba	11,000	53
Toshiba TEC	110,000	403
Tosoh	130,000	350
Totetsu Kogyo	9,000	53
TOTO	17,000	116
Toyo Ink Manufacturing	30,000	118
Toyo Securities	37,000	55
Toyota Auto Body	18,900	288
Toyota Industries	14,400	384
Toyota Motor	32,100	1,152
Toyota Tsusho	157,700	2,322
Tsubakimoto Chain	4,000	16
Unicharm	272,100	10,944
Unipres	14,300	236
UNY	11,800	93
USS	5,680	424
Valor	1,100	8
Warabeya Nichiyo	5,200	58
Watabe Wedding	6,395	67
West Japan Railway	49	176
Yahoo! Japan	2,229	770
Yakult Honsha	3,900	120
Yamada Denki	15,530	963
Yamaha	4,600	53
Yamaha Motor	17,300	260
Yaskawa Electric	8,000	64
Yodogawa Steel Works	4,000	17
Yokohama Rubber	86,000	431
Yurtec	1,000	4
Zeon	89,000	737

		309,896

Jersey — 0.3%
Informa (B)	884,588	5,839
Randgold Resources (B)	7,171	720

		6,559

Macau — 0.1%
Sands China*	338,400	610
Wynn Macau*(B)	509,600	881

		1,491

Malta — 0.0%
BGP Holdings*(D)	198,683	—

Description	Shares	Market Value ($ Thousands)

Mexico — 0.0%
Telefonos de Mexico ADR, Ser L	50,300	$751

Netherlands — 6.3%
Aegon	173,025	1,038
Akzo Nobel	134,149	8,288
ASML Holding	121,319	3,629
Boskalis Westminster	13,348	561
CSM (B)	3,000	88
European Aeronautic Defence and Space (B)	160,193	4,001
Fugro (B)	107,895	7,105
Heineken (B)	34,141	1,773
Heineken Holding	7,799	342
ING Groep	1,235,901	12,840
Koninklijke Ahold	686,995	9,274
Koninklijke DSM (B)	104,787	5,376
Koninklijke KPN (B)	528,844	8,191
Koninklijke Philips Electronics	170,978	5,382
Koninklijke Vopak (B)	8,808	421
Mediq	12,474	216
Randstad Holding	8,581	390
Reed Elsevier	9,185	116
Royal Dutch Shell, Cl A (B)	625,298	18,922
Royal Dutch Shell, Cl B	172,194	5,039
TNT	261,297	7,031
Unilever (B)	648,732	19,418

		119,441

New Zealand — 0.1%
Fletcher Building	21,555	128
Telecom of New Zealand	749,011	1,113

		1,241

Norway — 1.2%
DnB (B)	1,216,617	16,630
Marine Harvest (B)	1,215,649	1,064
Seadrill (B)	33,929	984
Statoil (B)	106,608	2,234
Telenor	145,100	2,282

		23,194

Portugal — 0.2%
Banco Espirito Santo	90,413	419
Energias de Portugal	586,236	2,012
Jeronimo Martins SGPS	92,265	1,236

		3,667

Russia — 0.0%
Surgutneftegas ADR	8,414	81

Singapore — 1.3%
CapitaCommercial Trust (A)	48,000	54
CapitaMalls Asia	29,400	48
City Developments	23,000	223
DBS Group Holdings	373,000	3,993
Fraser and Neave	358,000	1,769
GuocoLeisure	296,000	151
Jardine Cycle & Carriage	28,000	837

6	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Keppel	60,000	$410
Keppel Land	145,000	447
K-REIT Asia (A)	6,000	6
Oversea-Chinese Banking	716,000	4,817
SembCorp Industries	32,000	106
SembCorp Marine	69,000	206
SIA Engineering	15,000	52
Singapore Airlines	136,000	1,687
Singapore Press Holdings	118,000	381
Singapore Technologies Engineering	270,000	690
Suntec Real Estate Investment Trust, Cl REIT (A)	45,000	52
United Overseas Bank	58,000	808
UOL Group	441,000	1,552
Wilmar International	85,000	388
Yangzijiang Shipbuilding Holdings	4,668,000	6,246

		24,923

South Africa — 0.3%
MTN Group	348,657	6,299

South Korea — 1.4%
Hyundai Mobis	48,023	10,824
LG Display ADR	12,441	217
Samsung Electronics	11,631	7,926
Samsung SDI	21,732	2,973
Shinhan Financial Group	135,000	5,168

		27,108

Spain — 0.7%
Abengoa	3,178	81
Banco Bilbao Vizcaya Argentaria	42,277	572
Banco Popular Espanol (B)	4,388	28
Banco Santander Central Hispano	201,699	2,565
Caja de Ahorros del Mediterraneo	12,489	120
Construcciones y Auxiliar de Ferrocarriles	180	92
Criteria Caixacorp	39,484	208
Enagas	13,012	264
Gas Natural	103,046	1,538
Inditex	36,491	2,903
Repsol	77,253	1,993
Telefonica	117,092	2,904

		13,268

Sweden — 2.1%
Alfa Laval	52,302	918
Assa Abloy, Cl B (B)	52,981	1,338
Atlas Copco, Cl A	104,794	2,026
Atlas Copco, Cl B	52,943	933
Boliden	4,773	72
Electrolux, Ser B (B)	170,985	4,217
Elekta, Cl B (B)	71,200	2,581
Getinge, Cl B (B)	39,573	926
Hennes & Mauritz, Cl B	10,927	396
Hexagon, Cl B	3,700	80
Industrivarden, Cl C	69,706	984
Kinnevik Investment, Cl B	42,693	905
Millicom International Cellular (B)	8,744	835
Modern Times Group, Cl B	8,150	609

Description	Shares	Market Value ($ Thousands)

NCC, Cl B	11,223	$230
Nordea Bank (B)	273,003	2,848
Ratos, Cl B (B)	17,729	613
Sandvik (B)	30,744	472
Scania, Cl B	76,900	1,700
Skandinaviska Enskilda Banken, Cl A (B)	222,370	1,651
Skanska, Cl B (B)	48,196	884
SKF, Cl B (B)	67,662	1,558
Svenska Cellulosa, Cl B	116,377	1,772
Svenska Handelsbanken, Cl A (B)	198,552	6,517
Swedbank (B)	57,933	804
Swedish Match (B)	30,580	817
Tele2, Cl B (B)	53,199	1,118
Telefonaktiebolaget LM Ericsson, Cl B (B)	18,838	207
TeliaSonera (B)	112,489	913
Trelleborg, Cl B	12,000	111
Volvo, Cl B	49,085	722

		39,757

Switzerland — 7.2%
ABB	5,824	123
Adecco (B)	2,755	145
Aryzta	4,058	179
Clariant (B)	130,850	1,925
Compagnie Financiere Richemont	108,156	5,238
Credit Suisse Group	280,287	12,050
Elektrizitaets-Gesellschaft Laufenburg	56	41
Geberit	3,229	578
Givaudan (B)	8,615	8,853
Helvetia Holding	400	140
Holcim (B)	5,320	344
Julius Baer Group	24,655	376
Kuehne & Nagel International (B)	3,292	398
Lonza Group	821	70
Nestle	364,940	19,555
Novartis	445,803	25,714
Roche Holding	92,399	12,692
Schindler Holding	18,476	1,991
SGS	5,457	8,870
Sika	370	687
Sonova Holding	8,498	1,044
STMicroelectronics (B)	374,342	2,868
Sulzer	70,207	8,192
Swatch Group (B)	36,714	4,439
Swiss Life Holding	8,698	996
Swiss Reinsurance	10,857	479
Swisscom	2,992	1,214
UBS	435,734	7,439
Xstrata	397,378	7,627
Zehnder Group	33	66
Zurich Financial Services	16,187	3,816

		138,149

Taiwan — 0.1%
AU Optronics ADR	29,071	304
United Microelectronics ADR	815,018	2,266

		2,570

7	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Thailand — 0.4%
Kasikornbank	1,849,800	$7,481

Turkey — 0.5%
Turkiye Garanti Bankasi	1,487,244	8,637

United Kingdom — 17.5%
3i Group	588,927	2,659
Admiral Group	35,516	932
Aggreko	44,293	1,096
AMEC	495,977	7,706
Amlin	1,125,043	7,114
Anglo American	45,841	1,824
Antofagasta	361,417	7,039
ARM Holdings	222,370	1,374
Associated British Foods	141,299	2,336
AstraZeneca	295,276	15,045
Autonomy*	7,778	222
Aviva (B)	613,272	3,855
Babcock International Group	98,569	885
BAE Systems	914,516	4,933
Balfour Beatty	36,000	152
Barclays	1,586,754	7,491
BG Group	781,593	13,776
BHP Billiton	30,089	960
BP	1,607,284	10,835
British Airways	13,836	53
British American Tobacco	145,086	5,429
British Sky Broadcasting Group	58,998	656
BT Group, Cl A	980,915	2,164
Bunzl	34,430	412
Burberry Group	83,784	1,373
Cairn Energy*	2,009,947	14,367
Cape	75,818	413
Carillion	16,000	79
Carnival	16,686	658
Centrica	256,689	1,309
Cobham	71,983	262
Colt Group*	39,726	74
Compass Group	332,071	2,776
Davis Service Group (B)	44,500	282
Devro	35,193	139
Diageo	216,840	3,745
DS Smith	44,990	106
easyJet*	7,420	43
Eurasian Natural Resources	2,220	32
Firstgroup	41,523	237
Fresnillo	24,163	473
GlaxoSmithKline	308,182	6,092
Hamworthy	16,122	92
Home Retail Group	103,712	337
HSBC Holdings (B)	1,136,283	11,592
ICAP	281,488	1,914
IG Group Holdings	83,046	651
Imperial Tobacco Group	141,378	4,226
Inchcape	8,000	39
Inmarsat	59,050	617
Intercontinental Hotels Group	80,358	1,439
Intermediate Capital Group (B)	47,178	222

Description	Shares	Market Value ($ Thousands)

International Power	654,044	$3,999
Intertek Group	3,100	89
Investec	260,997	2,091
J Sainsbury	59,491	366
Johnson Matthey	2,345	65
Kazakhmys	11,754	269
Kingfisher	3,700,508	13,657
Legal & General Group	1,184,304	1,932
Lloyds Banking Group	10,787,035	12,599
Logica	4,000	8
Millennium & Copthorne Hotels	14,007	115
Next	103,404	3,611
Old Mutual	109,078	239
Pearson	135,954	2,111
Petrofac	47,107	1,019
Prudential	236,516	2,372
Reckitt Benckiser Group	46,559	2,569
Reed Elsevier	703,587	5,965
Rexam	208,434	1,008
Rio Tinto	376,155	22,056
Rolls-Royce Group	839,646	7,985
Royal & Sun Alliance Insurance Group	333,785	688
Royal Bank of Scotland Group*	5,815,306	4,326
SABMiller	77,205	2,476
Sage Group	3,197,942	13,924
Schroders	15,589	353
Serco Group	41,268	400
Severn Trent	33,981	702
Shire	93,082	2,103
Smith & Nephew	400,898	3,667
Smiths Group	56,053	1,077
Standard Chartered (B)	33,018	950
Standard Life	116,801	426
Tate & Lyle	47,679	351
Tesco	2,032,508	13,580
Thomas Cook Group (B)	45,746	124
Travis Perkins (B)	172,355	2,291
Tullett Prebon (B)	100,349	628
Tullow Oil	290,345	5,829
Unilever	130,866	3,797
United Utilities Group	56,537	511
Vedanta Resources (B)	17,413	594
Vodafone Group	11,739,263	29,061
Whitbread	21,734	556
Willis Group Holdings	172,400	5,313
WM Morrison Supermarkets	238,526	1,111
WPP	241,430	2,680

		334,180

United States — 0.6%
Advance America Cash Advance Centers	35,103	141
AmeriCredit*	59,512	1,456
Calamos Asset Management, Cl A	18,335	211
Capital One Financial	35,922	1,421
Cardtronics*	13,842	214
Clearwater Paper*	5,500	418
Eli Lilly	142,901	5,220
Glatfelter	12,915	157
Hill-Rom Holdings	19,653	705
JPMorgan Chase	6,137	234

8	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Description	Shares/Face Amount (Thousands) (1)		Market Value ($ Thousands)

Magellan Health Services*		4,580	$216
NGP Capital Resources		9,600	87
RAIT Financial Trust*(A)		54,016	89

			10,569

Total Common Stock (Cost $1,603,925) ($ Thousands)			1,787,739

PREFERRED STOCK — 0.8%

Brazil — 0.5%
Itau Unibanco Holding ADR		254,200	6,147
NET Servicos de Comunicacao ADR*		245,600	3,200

			9,347

Germany — 0.3%
Bayerische Motoren Werke (B)		2,757	129
Draegerwerk		2,624	240
Fresenius		10,735	868
Henkel (B)		65,621	3,530
ProSiebenSat.1 Media		7,966	191
Volkswagen		8,485	1,025

			5,983

Total Preferred Stock (Cost $13,781) ($ Thousands)			15,330

WARRANTS — 0.3%

India — 0.3%
Shriram Transport Finance, Expires 2014*		297,745	5,113

Total Warrants (Cost $3,790) ($ Thousands)			5,113

RIGHTS — 0.0%

France — 0.0%
Michelin, Expires 10/15/10 (B)		21	58

Total Rights (Cost $0) ($ Thousands)			58

TIME DEPOSITS — 1.5%

United States — 1.5%
Brown Brothers Harriman
5.150%, 10/01/09	ZAR	2	2
3.683%, 10/01/09	AUD	34	34
2.200%, 10/01/09	NZD	—	—
1.100%, 10/01/09	NOK	120	120
0.229%, 10/01/09	CAD	6	6
0.100%, 10/01/09	SEK	28	28
0.100%, 10/01/09	EUR	67	67
0.060%, 10/01/09	GBP	392	392
0.050%, 10/01/09	DKK	7	7
0.030%, 10/01/09		27,288	27,288
0.010%, 10/01/09	HKD	113	113
0.010%, 10/01/09	JPY	210	210
0.010%, 10/01/09	SGD	2	2
0.005%, 10/01/09	CHF	240	240

Total Time Deposits (Cost $28,509) ($ Thousands)			28,509

Description	Face Amount (Thousands) (1)/ Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bill
0.157%, 12/16/10 (E)(F)	8,324	8,322

Total U.S. Treasury Obligations (Cost $8,321) ($ Thousands)		8,322

AFFILIATED PARTNERSHIP — 12.3%

United States — 12.3%
SEI Liquidity Fund, L.P.,
0.230%†**(G)	237,168,032	234,788

Total Affiliated Partnership (Cost $237,168) ($ Thousands)		234,788

CASH EQUIVALENT — 2.9%

United States — 2.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A,
0.150%†**	55,357,345	55,357

Total Cash Equivalent (Cost $55,357) ($ Thousands)		55,357

Total Investments — 112.0% (Cost $1,950,851) ($ Thousands)		$2,135,216

A summary of the open futures contracts held by the Fund at September 30, 2010, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	625	Dec-2010	$(448)
FTSE 100 Index	205	Dec-2010	(71)
Hang Seng Index	18	Oct-2010	1
Nikkei 225 Index	22	Dec-2010	36
SPI 200 Index	55	Dec-2010	(85)
Topix Index	159	Dec-2010	150

			$(417)

For the period ended September 30, 2010, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

9	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Equity Fund

September 30, 2010

Percentages are based on a Net Assets of $1,906,661($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2010.

†	Affiliated security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Real Estate Investments Trust.

(B)	This security or a partial position of this security is on loan at September 30, 2010. The total market value of securities on loan at September 30, 2010 was $226,047 ($ Thousands) (See Note 9).

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2010 was $6,546 ($ Thousands) and represented 0.3% of Net Assets.

(D)	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $0 ($ Thousands) and represented 0.0% of Net Assets.

(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2010 was $234,788 ($ Thousands).

ADR — American Depositary Receipt

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

REIT — Real Estate Investment Trust

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,787,739	$—	$—	$1,787,739
Preferred Stock	15,330	—	—	15,330
Warrants	—	5,113	—	5,113
Rights	58	—	—	58
Time Deposits	—	28,509	—	28,509
U.S. Treasury Obligations	—	8,322	—	8,322
Affiliated Partnership	—	234,788	—	234,788
Cash Equivalent	55,357	—	—	55,357

Total Investments in Securities	$1,858,484	$278,732	$—	$2,135,216

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Future Contracts*	$(417)	$—	$—	$(417)

Total Other Financial Instruments	$(417)	$—	$—	$(417)

*	Future contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.2%

Argentina — 0.5%
Tenaris ADR (A)	69,804	$2,682
Ternium ADR (A)	54,400	1,776

		4,458

Australia — 0.0%
Centamin Egypt*	135,562	378

Brazil — 10.6%
Banco Bradesco ADR (A)	121,883	2,484
Banco do Brasil	134,252	2,527
Banco Santander Brasil	53,410	723
Banco Santander Brasil ADR	227,350	3,131
BM&F Bovespa	362,117	3,027
BR Malls Participacoes	44,882	370
BR Properties	164,700	1,585
Brasil Telecom*	15,380	134
Centrais Eletricas Brasileiras	47,380	600
Cia de Saneamento Basico do Estado de Sao Paulo	9,669	216
Cia de Saneamento de Minas Gerais	102,000	1,558
Cia Energetica de Minas Gerais ADR (A)	59,289	972
Cia Hering	33,300	1,446
Cielo	324,753	2,799
Cosan, Cl A	28,400	329
Cosan Industria e Comercio	55,684	820
Cyrela Brazil Realty	111,867	1,576
Diagnosticos da America	117,866	1,396
EDP - Energias do Brasil	28,723	615
Empresa Brasileira de Aeronautica	158,600	1,106
Empresa Brasileira de Aeronautica ADR (A)	35,050	995
Equatorial Energia	13,523	82
Eternit	26,655	148
Fibria Celulose*	20,925	359
Fibria Celulose ADR*(A)	74,884	1,295
Fleury	126,000	1,561
Gafisa ADR (A)	16,600	257
Gerdau ADR	79,901	1,087
Grendene	211,522	1,074
Hypermarcas*	140,125	2,147
Iguatemi Empresa de Shopping Centers	73,900	1,650
JBS	366,600	1,577
Julio Simoes Logistica*	163,500	806
Light	5,079	65
Localiza Rent a Car	50,988	849
Lojas Renner	55,100	1,870
M Dias Branco	2,928	72
MMX Mineracao e Metalicos*	254,800	1,949
MRV Engenharia e Participacoes	186,732	1,791
Multiplan Empreendimentos Imobiliarios	5,300	113
OGX Petroleo e Gas Participacoes*	262,600	3,413
PDG Realty Empreendimentos e Participacoes	274,719	3,262
Petroleo Brasileiro	545,545	9,844

Description	Shares	Market Value ($ Thousands)

Petroleo Brasileiro ADR (A)	165,487	$6,002
Porto Seguro	169,755	2,163
Redecard	136,600	2,130
Redentor Energia*	13,523	61
SLC Agricola	125,137	1,376
Souza Cruz	23,118	1,166
Sul America	24,036	268
Telegraph Norte Leste Participacoes ADR	113,410	1,597
Totvs	51,972	3,948
Ultrapar Participacoes ADR	16,977	1,039
Usinas Siderurgicas de Minas Gerais	83,870	1,276
Vale	197,352	6,088
Vale ADR, Cl B (A)	238,456	7,457
Vivo Participacoes ADR	2,959	80
Wilson Sons, BDR	59,905	939

		99,270

Canada — 0.6%
Bankers Petroleum*	99,603	789
Eldorado Gold	46,044	854
First Quantum Minerals	5,649	431
Pacific Rubiales Energy*	135,639	3,825

		5,899

Chile — 0.8%
Banco Santander Chile ADR	14,974	1,446
Centros Comerciales Sudamericanos	78,644	533
Cia Cervecerias Unidas	49,232	555
Empresa Nacional de Telecomunicaciones	83,620	1,359
Enersis ADR	94,544	2,223
La Polar	35,000	262
Lan Airlines ADR (A)	16,172	476
Sociedad Quimica y Minera de Chile ADR (A)	21,594	1,042

		7,896

China — 11.7%
AAC Acoustic Technologies Holdings	658,180	1,434
Agricultural Bank of China, Cl H*	3,108,932	1,610
AirMedia Group ADR*	124,355	736
Ajisen China Holdings	1,150,897	1,809
Anhui Conch Cement, Cl H	411,764	1,870
Anhui Expressway, Cl H	28,000	19
Asia Cement China Holdings	1,736,000	854
Baidu ADR*	3,250	334
Bank of China, Cl H	10,325,268	5,413
Bank of Communications, Cl H	765,200	827
Beijing Capital International Airport, Cl H	2,924,000	1,537
Besunyen Holdings*	50,000	24
Bosideng International Holdings	1,366,000	593
BYD Electronic International (A)	2,453,000	1,409
Changyou.com ADR*(A)	17,686	486
China Automation Group	945,004	762
China Coal Energy, Cl H	1,160,000	1,919
China Communications Services, Cl H	1,700,000	1,007

1	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

China Construction Bank, Cl H	8,424,537	$7,379
China Dongxiang Group	2,595,500	1,491
China Information Technology*(A)	59,734	291
China Life Insurance, Cl H	233,793	923
China Merchants Bank, Cl H	505,431	1,302
China National Materials	1,388,438	1,155
China Petroleum & Chemical ADR (A)	23,984	2,117
China Petroleum & Chemical, Cl H	616,000	546
China Railway Construction, Cl H	671,500	903
China Railway Group, Cl H	2,060,000	1,613
China Shenhua Energy	486,500	2,012
China Shineway Pharmaceutical Group	300,935	1,060
China Shipping Development, Cl H	1,902,000	2,617
China South Locomotive and Rolling Stock	854,515	808
China Vanke, Cl B	627,000	792
China Yurun Food Group	349,000	1,295
Ctrip.com International ADR*	62,500	2,984
Dongfeng Motor Group, Cl H	831,280	1,700
First Tractor, Cl H	789,900	619
Fosun International	218,327	174
Fuqi International*(A)	46,740	304
Golden Eagle Retail Group	120,622	342
Great Wall Motor, Cl H (A)	396,000	1,071
Guangzhou Automobile Group, Cl H	502,415	865
Guangzhou R&F Properties (A)	506,400	711
Haitian International Holdings	79,000	77
Harbin Power Equipment, Cl H	690,000	858
Hidili Industry International Development	1,538,366	1,510
Huaneng Power International, Cl H	2,014,800	1,254
Huaneng Power International ADR	10,690	265
Industrial & Commercial Bank of China	9,830,959	7,320
Jiangling Motors, Cl B	26,400	79
Kingdee International Software Group	2,021,980	945
Lianhua Supermarket Holdings, Cl H	113,509	458
Longfor Properties	292,000	331
Lumena Resources	2,260,000	847
Maanshan Iron & Steel, Cl H	1,568,000	980
Mindray Medical International ADR (A)	46,897	1,387
Netease.com ADR*	22,679	894
Parkson Retail Group	489,902	852
PetroChina, Cl H	3,268,208	3,801
PetroChina ADR (A)	11,290	1,314
Ping An Insurance Group of China, Cl H	316,500	3,229
Renhe Commercial Holdings	13,712,000	2,561
Sinotrans, Cl H	4,133,000	1,118
Soho China	1,416,500	1,005
Sohu.com*	7,580	437
SPG Land Holdings	135,300	64
Tencent Holdings	153,404	3,351
Tingyi Cayman Islands Holding	724,000	1,996
Travelsky Technology, Cl H	1,528,008	1,541
Trina Solar ADR*(A)	37,400	1,129

Description	Shares	Market Value ($ Thousands)

Tsingtao Brewery, Cl H	76,000	$438
Want Want China Holdings	82,000	76
Weichai Power, Cl H	121,900	1,288
Weiqiao Textile, Cl H	1,609,900	1,319
Xingda International Holdings	133,000	119
Yangzijiang Shipbuilding Holdings (A)	1,459,046	1,952
Yanzhou Coal Mining, Cl H	488,000	1,197
Zhaojin Mining Industry	305,355	940
Zhejiang Expressway, Cl H	787,922	743
Zhongsheng Group Holdings*(A)	243,000	586
Zhuzhou CSR Times Electric, Cl H	648,000	2,078
ZTE, Cl H	242,400	965

		109,021

Cyprus — 0.3%
Eurasia Drilling GDR	88,096	2,048
Eurasia Drilling GDR (A)	12,789	297

		2,345

Czech Republic — 0.3%
CEZ	30,150	1,354
Komercni Banka	4,823	1,055

		2,409

Egypt — 0.5%
Commercial International Bank	239,646	1,806
Egyptian Financial Group-Hermes Holding	283,856	1,450
Orascom Construction Industries GDR	5,869	264
Orascom Construction Industries	21,299	937

		4,457

Hong Kong — 5.9%
Beijing Enterprises Holdings	104,500	743
Belle International Holdings	1,413,000	2,836
Chaoda Modern Agriculture (A)	2,022,680	1,675
China Gas Holdings	2,246,000	1,206
China Green Holdings (A)	881,598	852
China Mengniu Dairy	380,000	1,175
China Merchants Holdings International (A)	232,000	843
China Mobile ADR (A)	35,900	1,836
China Mobile	1,220,861	12,494
China Pharmaceutical Group	1,210,000	625
China Power International Development (A)	4,608,200	1,021
China Resources Power Holdings	417,800	898
China State Construction International Holdings	3,591,820	2,165
China Unicom	1,026,812	1,503
CNOOC	4,210,238	8,157
Cosco International Holdings	528,000	316
COSCO Pacific	1,709,015	2,571
Geely Automobile Holdings	1,831,896	908
Global Bio-Chemical Technology Group	6,537,300	1,044
GOME Electrical Appliances Holdings (A)(B)	7,919,512	2,387
GZI Real Estate Investment Trust (C)	316,065	158
GZI Transportation	224,000	120
Hengan International Group	90,500	902

2	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Huabao International Holdings	2,048,500	$3,193
Lee & Man Paper Manufacturing	435,000	384
Minth Group	452,105	901
NWS Holdings (A)	755,625	1,481
Shenzhen Investment	572,000	206
Sino Biopharmaceutical	1,408,000	568
Sinolink Worldwide Holdings	1,474,532	232
Tianjin Development Holdings	218,000	168
TPV Technology	1,087,890	715
Yingde Gases*	534,731	505

		54,788

Hungary — 0.3%
Egis Gyogyszergyar	1,631	180
Magyar Telekom	81,639	268
MOL Hungarian Oil and Gas (A)	20,005	2,103
Richter Gedeon	230	53

		2,604

India — 7.6%
Allahabad Bank	153,850	795
Andhra Bank	317,317	1,128
Apollo Tyres	186,163	336
Bank	10,693	165
Bank of Baroda	118,770	2,306
Bank of India	234,558	2,701
BEML	21,870	525
Bharat Heavy Electricals	13,780	760
Bharti Airtel	363,560	2,964
Cairn India*	317,620	2,368
Canara Bank	86,748	1,126
Dabur India	71,500	172
DEN Networks*	161,836	846
Eicher Motors	40,567	1,104
Engineers India	69,970	544
Ess Dee Aluminium*	34,438	378
Exide Industries	177,305	646
Federal Bank	11,480	100
Glenmark Pharmaceuticals	166,290	1,109
Grasim Industries	11,937	590
HDFC Bank	16,200	897
Hero Honda Motors	48,860	2,020
Hindalco Industries	248,809	1,091
Housing Development Finance	131,715	2,149
ICICI Bank ADR	37,254	1,857
India Cements	1,365,531	3,522
Indian Bank	125,373	778
Indian Overseas Bank	157,064	461
Industrial Development Bank of India	110,307	374
Infosys Technologies	24,551	1,667
Infrastructure Development Finance*	431,397	1,946
ITC	495,544	1,966
Jindal Steel & Power	46,200	727
Larsen & Toubro	12,100	553
LIC Housing Finance	44,838	1,433
Mahanagar Telephone Nigam*	507,220	699
Maruti Udyog	5,850	188
Nagarjuna Construction	307,832	1,075
NMDC	176,940	1,030
Oil & Natural Gas	114,703	3,584

Description	Shares	Market Value ($ Thousands)

Oriental Bank of Commerce	105,984	$1,087
Patni Computer Systems	59,574	550
Power Finance	228,833	1,749
Punjab National Bank	40,792	1,174
Reliance Industries	166,530	3,659
Reliance Infrastructure	51,434	1,224
Rolta India	386,090	1,392
Shipping Corporation of India	18,531	67
State Bank of India	1,770	128
State Bank of India GDR (D)	16,430	2,370
Steel Authority of India	144,743	661
Sterlite Industries India ADR (A)	54,896	822
Sun TV Network	38,609	446
Syndicate Bank	129,174	329
Tata Chemicals	91,279	812
Tata Consultancy Services	110,954	2,289
Triveni Engineering & Industries	97,670	268
Ultratech Cement	10,432	247
Union Bank of India	23,238	201
Unitech	494,431	972
United Phosphorus	165,360	660
Welspun	256,364	1,536

		71,323

Indonesia — 3.0%
Adaro Energy	3,863,409	877
Astra Agro Lestari	139,500	324
Astra International	701,070	4,454
Bank Central Asia	823,500	618
Bank Mandiri	2,243,958	1,810
Bank Negara Indonesia Persero	1,740,500	717
Bank Rakyat Indonesia	4,399,844	4,930
Global Mediacom*(B)	27,339,094	1,179
Gudang Garam	65,500	379
Indika Energy	465,000	173
Indo Tambangraya Megah	22,500	105
Indocement Tunggal Prakarsa	696,435	1,436
Indofood CBP Sukses Makmur TBK*(H)	786,500	475
Indosat	1,384,500	853
International Nickel Indonesia	977,000	534
Kalbe Farma	2,865,500	819
Medco Energi Internasional	1,887,500	703
Perusahaan Gas Negara	8,260,448	3,563
Semen Gresik Persero	860,500	954
Telekomunikasi Indonesia	2,266,097	2,336
United Tractors	463,402	1,062

		28,301

Israel — 0.4%
Bezeq Israeli Telecommunication (E)	233,200	581
Israel Chemicals (E)	88,741	1,249
Makhteshim-Agan Industries (E)	295,980	1,103
Teva Pharmaceutical Industries ADR	23,564	1,243

		4,176

Kazakhstan — 0.5%
Halyk Savings Bank of Kazakhstan JSC GDR*(A)	240,028	2,062
KazMunaiGas Exploration Production GDR	109,272	1,931

3	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Zhaikmunai GDR*	44,198	$353

		4,346

Malaysia — 1.9%
AMMB Holdings	26,800	51
Axiata Group*	717,136	1,017
British American Tobacco Malaysia	4,300	67
CIMB Group Holdings	438,400	1,160
Dialog Group	204,300	74
Gamuda	201,300	253
Genting	469,446	1,509
Genting Malaysia	2,326,040	2,554
Hong Leong Bank	281,615	831
Hong Leong Financial Group	64,700	190
IOI	407,700	722
KLCC Property Holdings	97,600	105
Kuala Lumpur Kepong	48,600	268
Lafarge Malayan Cement	110,300	282
Malayan Banking	759,367	2,165
Malaysian Bulk Carriers	241,877	229
Multi-Purpose Holdings	73,400	53
Parkson Holdings	27,500	52
Public Bank	727,900	2,954
RHB Capital	160,800	377
TAN Chong Motor Holdings	44,900	87
Tenaga Nasional	383,647	1,096
Top Glove	892,348	1,483

		17,579

Mexico — 3.7%
Alfa, Cl A	108,724	846
America Movil, Ser L	1,552,669	4,173
America Movil ADR, Ser L	101,317	5,403
Bolsa Mexicana de Valores	531,715	894
Consorcio ARA	869,100	571
Desarrolladora Homex ADR*	39,120	1,266
Embotelladoras Arca	339,124	1,385
Empresas ICA*	396,754	969
Fomento Economico Mexicano ADR	25,209	1,279
Genomma Lab Internacional, Cl B*	461,708	892
GEO*	784,930	2,260
Grupo Bimbo, Ser A	97,763	718
Grupo Carso, Ser A1	45,970	233
Grupo Continental (B)	321,551	936
Grupo Financiero Banorte, Cl O	1,345,068	5,131
Grupo Modelo	48,745	271
Grupo Simec, Cl B*	59,190	145
Grupo Televisa ADR	93,500	1,769
Grupo Televisa	315,243	1,203
Industrias, Cl B*	65,400	226
Organizacion Soriana, Cl B	49,137	137
Telefonos de Mexico ADR, Ser L (A)	31,707	473
Urbi Desarrollos Urbanos*	1,682,347	3,543

		34,723

Netherlands — 0.1%
VimpelCom ADR*	94,720	1,407

Description	Shares	Market Value ($ Thousands)

Nigeria — 0.1%
Guaranty Trust Bank	8,308,151	$784

Panama — 0.2%
Copa Holdings, Cl A	35,200	1,898

Peru — 0.0%
Cia de Minas Buenaventura ADR (A)	6,300	285

Philippines — 0.8%
Bank of the Philippine Islands	755,774	938
Energy Development	5,694,228	790
International Container Terminal Services	1,709,599	1,496
Philippine Long Distance Telephone	19,540	1,165
Philippine Long Distance Telephone ADR	14,152	847
SM Investments	155,275	2,017

		7,253

Poland — 0.8%
Asseco Poland	83,429	1,504
Bank Pekao	12,300	727
Cyfrowy Polsat	44,876	231
KGHM Polska Miedz	27,106	1,092
Polski Koncern Naftowy Orlen	76,446	1,050
Powszechna Kasa Oszczednosci Bank Polski	34,480	522
Powszechny Zaklad Ubezpieczen	4,881	687
Telekomunikacja Polska	225,940	1,395

		7,208

Russia — 6.3%
CTC Media	12,000	263
Evraz Group GDR	79,805	2,384
Globaltrans Investment GDR (A)	100,459	1,516
Integra Group Holdings GDR*	134,503	350
LSR Group GDR*	288,381	2,451
Lukoil ADR (A)	148,960	8,446
Magnit GDR	57,652	1,354
Magnitogorsk Iron & Steel Works GDR (A)	158,832	2,060
Mechel ADR	3,291	82
MMC Norilsk Nickel ADR (A)	255,720	4,360
Mobile Telesystems ADR	144,910	3,077
NovaTek OAO GDR	6,200	533
OAO Gazprom ADR	598,174	12,556
Pharmstandard GDR*	54,874	1,226
Rosneft Oil GDR	714,989	4,769
Sberbank GDR	10,361	3,158
Severstal GDR	69,768	1,033
Surgutneftegas ADR	65,565	616
Tatneft ADR	13,761	431
TMK OAO GDR	57,640	994
Uralkali GDR	60,350	1,325

4	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

VTB Bank GDR	651,016	$3,747
X5 Retail Group GDR*	46,077	1,843

		58,574

South Africa — 6.5%
ABSA Group (A)	124,800	2,398
Adcock Ingram Holdings	13,409	122
African Bank Investments (A)	239,929	1,233
African Rainbow Minerals	7,100	171
Anglo Platinum	11,660	1,105
AngloGold Ashanti ADR (A)	12,489	578
ArcelorMittal South Africa	77,147	911
Aspen Pharmacare Holdings (A)	95,317	1,285
Barloworld (A)	334,771	2,246
Bidvest Group	24,774	523
Clicks Group	246,272	1,561
Exxaro Resources	115,019	1,986
FirstRand	786,778	2,421
Fountainhead Property Trust	164,460	163
Grindrod	67,731	163
Group Five	8,026	42
Harmony Gold Mining	119,040	1,331
Hyprop Investments (A)	16,578	127
Impala Platinum Holdings	123,707	3,193
Imperial Holdings (A)	66,424	1,081
Investec	103,416	882
JD Group (A)	238,480	1,632
Kumba Iron Ore (A)	10,765	560
Life Healthcare Group Holdings	394,765	817
Metropolitan Holdings	309,962	729
Mondi	187,469	1,532
Mr Price Group (A)	162,312	1,280
MTN Group	415,930	7,514
Murray & Roberts Holdings	404,940	2,607
Nampak	338,642	921
Naspers, Cl N (A)	41,614	2,034
Netcare	187,055	371
Raubex Group	284,814	931
Redefine Properties	184,587	214
Remgro (A)	23,292	364
Sanlam (A)	313,573	1,183
Sappi	189,217	973
Sasol	116,252	5,215
Sasol ADR	9,070	406
Shoprite Holdings	31,790	451
Standard Bank Group	327,721	5,216
Telkom	173,560	958
Tiger Brands	24,157	657
Trans Hex Group*(A)	1,363	1
Woolworths Holdings	136,675	530

		60,618

South Korea — 11.4%
Cheil Jedang	8,281	760
Daegu Bank	60,100	791
Daewoo Shipbuilding & Marine Engineering	53,470	1,278
Daishin Securities	29,528	388
Dongbu Insurance	42,971	1,328
Dongkuk Steel Mill	19,423	465
GS Engineering & Construction	10,078	775
Halla Climate Control	29,320	549

Description	Shares	Market Value ($ Thousands)

Hanwha Chemical	69,820	$1,675
Hite Brewery	2,590	288
Honam Petrochemical	6,878	1,282
Hyundai Department Store	3,745	453
Hyundai Development	61,430	1,627
Hyundai Engineering & Construction	32,242	2,050
Hyundai Marine & Fire Insurance	8,970	175
Hyundai Mobis	7,879	1,776
Hyundai Motor	14,742	1,978
Jinro	16,320	562
Kangwon Land	50,070	1,089
KB Financial Group	72,244	3,105
KB Financial Group ADR	7,690	330
Korea Electric Power ADR	2,810	36
Korea Electric Power	44,310	1,142
Korea Exchange Bank	96,770	1,171
Korean Reinsurance	118,554	1,180
KP Chemical	38,860	467
KT	8,579	344
KT ADR (A)	85,685	1,753
KT&G	33,646	2,007
LG	19,233	1,392
LG Chemical	1,870	547
LG Electronics	64,999	5,478
LG Innotek	4,283	526
LG Philips LCD	89,860	3,105
LG Telecom	144,064	931
Lotte Chilsung Beverage	638	431
MegaStudy	5,200	769
Nong Shim	9,047	1,730
POSCO	13,616	6,162
POSCO ADR (A)	9,010	1,027
Pusan Bank	147,658	1,819
Samsung Electro-Mechanics	4,395	480
Samsung Electronics	37,450	25,520
Samsung Engineering	25,400	3,386
Samsung Fire & Marine Insurance	21,036	3,597
Samsung SDI	2,810	384
Shinhan Financial Group	181,600	6,952
Shinsegae	8,098	4,268
SK Telecom ADR (A)	95,670	1,671
SK Telecom	2,336	351
S-Oil	16,896	1,045
Taewoong	12,455	658
Tong Yang Life Insurance	136,000	1,395
Woongjin Thinkbig	29,513	648
Yuhan	9,280	1,510

		106,606

Sweden — 0.2%
Alliance Oil*	89,782	1,208
Oriflame Cosmetics (A)	11,012	709

		1,917

Taiwan — 9.4%
Acer	393,117	999
Asia Cement	990,860	1,010
Asustek Computer	146,148	1,048
AU Optronics ADR (A)	135,550	1,418
AU Optronics	1,186,418	1,230
Catcher Technology	504,000	1,161

5	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Cathay Financial Holding	1,155,960	$1,767
Chinatrust Financial Holding	7,258,460	4,577
Chunghwa Telecom	563,570	1,263
Compal Electronics	1,470,606	1,758
Delta Electronics	186,000	777
Eternal Chemical	101,000	106
Far Eastern New Century	1,059,309	1,458
Far EasTone Telecommunications	122,000	171
Farglory Land Development	119,000	289
First Financial Holding	3,300,296	2,187
Formosa Chemicals & Fibre	246,000	594
Formosa Taffeta	81,000	66
High Tech Computer	117,555	2,668
Hon Hai Precision Industry GDR	7,741	59
Hon Hai Precision Industry	1,836,586	6,907
Hotai Motor	25,000	71
Huaku Development	95,000	263
Hung Poo Real Estate Development	386,515	538
Inventec	11,200	6
KGI Securities	637,000	286
Lite-On Technology	575,653	726
Macronix International	62,000	39
MediaTek	341,851	4,804
Nan Ya Printed Circuit Board	222,967	863
Novatek Microelectronics	224,410	636
Pou Chen	535,800	469
Powertech Technology	265,706	855
President Chain Store	220,000	947
Prime View International	1,372,679	2,663
Quanta Computer	1,923,649	3,122
Radium Life Tech	86,520	117
Richtek Technology	133,678	993
Siliconware Precision Industries	16,002	17
Siliconware Precision Industries ADR	257,400	1,398
Silitech Technology	152,070	451
Simplo Technology	208,426	1,187
Sincere Navigation	206,000	244
SinoPac Financial Holdings	4,085,230	1,530
Soft-World International	84,000	370
Synnex Technology International	827,783	1,918
Taishin Financial Holding	51,700	23
Taiwan Cooperative Bank	892	1
Taiwan Fertilizer	927,000	2,896
Taiwan Semiconductor Manufacturing ADR	221,526	2,246
Taiwan Semiconductor Manufacturing	5,395,524	10,708
Tatung*	6,730,000	1,327
Teco Electric and Machinery	565,000	327
Transcend Information	337,660	870
Tripod Technology	444,354	1,700
TSRC	179,000	276
Tung Ho Steel Enterprise	136,820	128
TXC	561,632	1,003
U-Ming Marine Transport	356,000	700
Unimicron Technology	190,000	333
United Microelectronics	6,442,312	2,856
United Microelectronics ADR (A)	53,260	148
UPC Technology	53,000	34
Wintek	492,000	771

Description	Shares	Market Value ($ Thousands)

Wistron	854,302	$1,559
WPG Holdings	643,911	1,278
Yageo*	681,000	293
Young Fast Optoelectronics	72,938	831
Yuanta Financial Holding	2,739,336	1,666

		88,000

Thailand — 2.3%
Advanced Info Service	484,300	1,516
Bangkok Bank	700,210	3,655
Banpu	34,111	805
Bumrungrad Hospital	768,450	886
Charoen Pokphand Foods	98,000	81
CP ALL	388,400	541
Glow Energy	816,421	1,150
Kasikornbank	677,300	2,706
Krung Thai Bank	550,800	308
PTT	157,200	1,538
PTT Exploration & Production	242,239	1,189
Siam Cement	102,154	1,121
Siam Commercial Bank	950,400	3,135
Thai Airways International (A)	382,670	530
Thai Oil	149,500	260
Thanachart Capital	1,420,054	1,909

		21,330

Turkey — 3.1%
Akenerji Elektrik Uretim	103,770	275
Anadolu Efes Biracilik Ve Malt Sanayii	100,181	1,565
Arcelik	62,190	342
Cimsa Cimento Sanayi VE Tica	161,496	1,228
Ford Otomotiv Sanayi	155,231	1,331
Haci Omer Sabanci Holding	58,424	303
Hurriyet Gazetecilik	394,290	423
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	83,743	147
Sinpas Gayrimenkul Yatirim Ortakligi*(C)	582,101	797
Tekfen Holding	330,927	1,350
Tofas Turk Otomobil Fabrikasi	266,663	1,383
Tupras Turkiye Petrol Rafine	137,471	3,707
Turk Sise ve Cam Fabrikalari*	2,071,572	3,695
Turkcell Iletisim Hizmet ADR (A)	38,360	643
Turkcell Iletisim Hizmet	365,299	2,462
Turkiye Garanti Bankasi	756,193	4,391
Turkiye Halk Bankasi	115,929	1,074
Turkiye Is Bankasi, Cl C	488,771	2,078
Turkiye Sinai Kalkinma Bankasi	1,077,620	1,810
Yazicilar Holding, Cl A	12,596	98

		29,102

United Arab Emirates — 0.0%
DP World	692,300	359

United Kingdom — 1.1%
Afren*	609,582	1,062
African Barrick Gold	167,580	1,558
Anglo American	55,644	2,221
Antofagasta	108,197	2,107
BHP Billiton	33,323	1,076

6	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Description	Shares	Market Value ($ Thousands)

Cairn Energy*	147,842	$1,057
JKX Oil & Gas	121,800	618
Tullow Oil	39,999	803

		10,502

United States — 0.3%
Central European Distribution*	5,291	118
Millicom International Cellular	17,714	1,700
NII Holdings*	33,508	1,377

		3,195

Total Common Stock (Cost $691,835) ($ Thousands)		853,011

PREFERRED STOCK — 5.4%

Brazil — 5.4%
Banco do Estado do Rio Grande do Sul	111,702	1,112
Bradespar	39,279	935
Brasil Telecom*	100,582	664
Braskem	209,770	2,110
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Cl Preference	24,489	840
Cia de Bebidas das Americas	14,600	1,779
Cia de Bebidas das Americas ADR (A)	21,181	2,622
Cia de Tecidos do Norte de Minas-Coteminas	155,332	384
Cia Energetica de Minas Gerais	142,065	2,306
Confab Industrial	59,037	210
Eletropaulo Metropolitana Eletricidade de Sao Paulo	71,214	1,266
Investimentos Itau	290,344	2,199
Itau Unibanco Holding ADR	271,495	6,565
Itau Unibanco Holding	20,664	491
Klabin	246,519	684
Metalurgica Gerdau, Cl A	55,999	901
Petroleo Brasileiro, Cl Preference	169,042	2,732
Petroleo Brasileiro Sponsored ADR, Cl A (A)	270,691	8,884
Randon Participacoes	206,300	1,449
Suzano Papel e Celulose	86,788	818
Telecomunicacoes de Sao Paulo	26,666	653
Tim Participacoes	490,700	1,587
Ultrapar Participacoes	23,778	1,426
Vale, Cl A	72,031	1,971
Vale ADR, Cl B (A)	210,855	5,851

Total Preferred Stock (Cost $34,206) ($ Thousands)		50,439

EXCHANGE TRADED FUNDS — 0.8%

United States — 0.8%
iShares MSCI Emerging Markets Index Fund	158,500	7,096
Vanguard Emerging Markets ETF	20,310	922

Total Exchange Traded Funds (Cost $7,831) ($ Thousands)		8,018

Description	Face Amount (Thousands) (1) /Shares		Market Value ($ Thousands)

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/49 (F)		8	$—

Total Debenture Bond (Cost $0) ($ Thousands)			—

RIGHTS — 0.0%

Taiwan — 0.0%
Young Fast Optoelectronics, Expires 10/22/10*		3	8

Total Rights (Cost $0) ($ Thousands)			8

CASH EQUIVALENT — 0.4%

United States — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A,
0.150%†**		4,006,186	4,006

Total Cash Equivalent (Cost $4,006) ($ Thousands)			4,006

TIME DEPOSITS — 1.7%

United States — 1.7%
Brown Brothers Harriman
5.150%, 10/01/09	ZAR	1,662	238
0.100%, 10/01/09	EUR	45	62
0.060%, 10/01/09	GBP	23	35
0.030%, 10/01/09		14,951	14,951
0.010%, 10/01/09	HKD	4,089	527
0.010%, 10/01/09	SGD	2	2

Total Time Deposits (Cost $15,815) ($ Thousands)			15,815

AFFILIATED PARTNERSHIP — 7.0%

United States — 7.0%
SEI Liquidity Fund, L.P.,
0.230%†**(G)		66,171,117	65,120

Total Affiliated Partnership (Cost $66,171) ($ Thousands)			65,120

Total Investments — 106.5% (Cost $819,864) ($ Thousands)			$996,417

7	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Equity Fund

September 30, 2010

Percentages are based on a Net Assets of $935,583($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2010.

†	Affiliated security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2010. The total market value of securities on loan at September 30, 2010 was $64,438 ($ Thousands) (See Note 9).

(B)	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $4,502 ($ Thousands) and represented 0.5% of Net Assets.

(C)	Real Estate Investments Trust.

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2010 was $2,933 ($ Thousands) and represented 0.3% of Net Assets.

(F)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2010.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2010 was $65,120 ($ Thousands).

(H)	Security is when-issued.

ADR — American Depositary Receipt

BDR — Brazilian Depositary Receipt

Cl — Class

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$852,536	$475	$—	$853,011
Preferred Stock	50,439	—	—	50,439
Exchange Traded Funds	8,018	—	—	8,018
Debenture Bond	—	—	—	—
Rights	—	8	—	8
Cash Equivalent	4,006	—	—	4,006
Time Deposits	—	15,815	—	15,815
Affiliated Partnership	—	65,120	—	65,120

Total Investments in Securities	$914,999	$81,418	$—	$996,417

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Common Stock
Beginning balance as of October 1, 2009	$7
Accrued discounts/premiums	—
Realized gain/(loss)	(10)
Change in unrealized appreciation/(depreciation)	10
Net purchases/sales	(7)
Net transfer in and/or out of Level 3	—

Ending balance as of September 30, 2010	$—

For the period ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 89.1%

Australia — 1.6%
Commonwealth Bank of Australia MTN
3.750%, 10/15/14 (A)	USD	425	$454
Fairfax Med
5.250%, 06/15/12		250	346
Government of Australia, Ser 122
5.250%, 03/15/19		300	296
Government of Australia, Ser 25CI
3.000%, 09/20/25		640	682
Macquarie Bank MTN
5.500%, 09/19/16 (B)	GBP	211	321
1.233%, 12/06/16 (B)	EUR	350	447
New South Wales Treasury
5.250%, 05/01/13		980	953
Optus Finance Pty MTN
3.500%, 09/15/20	EUR	200	276
QBE Insurance Group MTN
6.125%, 09/28/15	GBP	250	431
Queensland Treasury
6.000%, 09/14/17		1,630	1,640
Rio Tinto Finance
5.875%, 07/15/13	USD	500	557
Suncorp-Metway MTN
4.000%, 01/16/14	GBP	550	928
Westpac Banking MTN
4.250%, 09/22/16	EUR	350	509
2.100%, 08/02/13	USD	400	406

			8,246

Austria — 0.3%
Oesterreichische Kontrollbank MTN
3.625%, 12/10/13		465	669
Republic of Austria MTN
3.900%, 07/15/20		300	447
Republic of Austria, Ser 97-6
6.250%, 07/15/27		225	429

			1,545

Belgium — 1.4%
Anheuser-Busch InBev
8.625%, 01/30/17		200	360
5.375%, 01/15/20		450	508
4.000%, 04/26/18		300	433
Dexia Funding
4.892%, 11/30/49 (B)		200	179
Fortis Bank
4.625%, 10/24/49 (B)		200	243
Kingdom of Belgium, Ser 44
5.000%, 03/28/35		325	542
Kingdom of Belgium, Ser 48
4.000%, 03/28/22		2,100	3,070
Kingdom of Belgium, Ser 56
3.500%, 03/28/15		750	1,086
Kingdom of Belgium, Ser 58
3.750%, 09/28/20		325	467

			6,888

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Bermuda — 0.0%
Fidelity International
6.875%, 02/24/17		175	$256

Brazil — 0.3%
Centrais Eletricas Brasileiras
6.875%, 07/30/19	USD	150	177
Federal Republic of Brazil
10.250%, 01/10/28		370	244
4.875%, 01/22/21	USD	115	126
Petrobras International Finance
5.750%, 01/20/20	USD	650	720
Vale Overseas
6.875%, 11/21/36	USD	301	344

			1,611

Canada — 4.0%
Bank of Montreal MTN
4.250%, 01/23/13	EUR	250	358
Bell Canada MTN
5.000%, 02/15/17		270	284
Canadian Natural Resources
5.150%, 02/01/13	USD	175	189
Canadian Pacific Railway
6.500%, 05/15/18	USD	99	119
CDP Financial
4.400%, 11/25/19 (A)	USD	850	906
Export Development Canada MTN
2.375%, 03/19/12	USD	800	822
Government of Canada
5.750%, 06/01/33		1,300	1,744
5.000%, 06/01/37		2,200	2,761
5.000%, 06/01/14		4,350	4,733
4.500%, 06/01/15		1,550	1,685
4.000%, 06/01/16		2,438	2,613
3.750%, 06/01/12		1,510	1,530
3.500%, 06/01/13		830	851
Province of Quebec Canada
4.250%, 02/27/13	EUR	450	650
Royal Bank of Canada MTN
4.625%, 01/22/18	EUR	252	384
Teck Resources
9.750%, 05/15/14 (A)	USD	36	44
Toronto-Dominion Bank
2.200%, 07/29/15 (A)	USD	540	547
YPG Holdings MTN
5.250%, 02/15/16		179	175

			20,395

Chile — 0.1%
Nacional del Cobre de Chile
6.150%, 10/24/36 (A)	USD	640	758

Colombia — 0.1%
Ecopetrol
7.625%, 07/23/19 (A)	USD	237	287
Republic of Colombia
7.750%, 04/14/21		707,000	460

			747

1	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Croatia — 0.1%
Government of Croatia
6.750%, 11/05/19 (A)	USD	420	$459

Czech Republic — 0.1%
Government of Czech Republic, Ser 51
4.000%, 04/11/17		5,450	320

Denmark — 0.9%
Danske Bank MTN
4.875%, 06/11/13	EUR	150	221
4.125%, 11/26/19	EUR	290	429
FIH Erhvervsbank
2.000%, 06/12/13 (A)	USD	925	946
Kingdom of Denmark
4.500%, 11/15/39		1,300	315
4.000%, 11/15/19		4,425	922
4.000%, 11/15/12		5,416	1,052
3.125%, 03/17/14	EUR	500	720

			4,605

Finland — 0.2%
Government of Finland
4.375%, 07/04/19		225	354
3.875%, 09/15/17		350	531

			885

France — 11.2%
Alstom
3.625%, 10/05/18 (E)		400	542
AXA MTN
5.250%, 04/16/40 (B)		600	805
4.500%, 01/23/15		100	147
Banque PSA Finance MTN
6.375%, 11/16/10		525	720
BNP Paribas
5.019%, 04/29/49 (B)		1,150	1,413
2.875%, 07/13/15		180	250
BPCE MTN
6.117%, 10/29/49 (B)		100	118
Caisse d’Amortissement de la Dette Sociale MTN
4.500%, 09/04/13		2,600	3,861
3.250%, 04/25/13		550	787
Caisse Refinancement de l’Habitat
4.250%, 10/25/14		332	490
Cie de Financement Foncier
4.625%, 09/23/17		515	782
4.500%, 01/09/13		290	420
2.500%, 09/16/15 (A)		800	805
Cie de Saint-Gobain MTN
6.000%, 05/20/13		50	74
Compagnie De St Gobain MTN
1.060%, 04/11/12 (B)		350	472
Credit Agricole MTN
7.875%, 10/29/49 (B)		150	209
0.493%, 03/13/16 (B)		500	481

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Credit Agricole Covered Bonds MTN
3.500%, 07/21/14		200	$286
Credit Logement
4.604%, 03/29/49 (B)(C)		350	402
1.479%, 12/15/49 (B)(C)		150	162
Dexia Credit Local
2.375%, 09/23/11 (A)		500	506
EDF
6.500%, 01/26/19 (A)		250	305
Eutelsat
4.125%, 03/27/17		450	629
France Telecom
5.375%, 07/08/19		375	439
Government of France
5.000%, 10/25/16		350	558
4.750%, 04/25/35		2,655	4,529
4.500%, 04/25/41		875	1,474
4.250%, 04/25/19		290	449
4.000%, 04/25/13		1,200	1,758
3.750%, 10/25/19		325	485
3.750%, 04/25/21		2,300	3,424
3.500%, 04/25/20		8,605	12,572
3.000%, 10/25/15		5,200	7,504
HSBC France MTN
4.875%, 01/15/14		250	367
Lafarge
8.750%, 05/30/17	GBP	250	463
6.150%, 07/15/11		475	489
Natixis MTN
1.134%, 01/26/17 (B)		300	373
Picard Bondco
9.000%, 10/01/18 (E)		180	257
RCI Banque
4.375%, 01/27/15		170	238
Safran
4.000%, 11/26/14		250	352
Societe Financement de l’Economie Francaise
3.375%, 05/05/14 (A)		905	974
3.125%, 06/30/14		575	824
2.125%, 01/30/12 (A)		2,430	2,479
Societe Generale MTN
1.058%, 06/07/17 (B)		200	265
0.731%, 10/20/16 (B)		150	145
Societe Generale Societe de Credit Fonciere MTN
4.000%, 07/07/16		650	960
Vivendi MTN
7.750%, 01/23/14		250	392

			56,436

Germany — 13.5%
Bayerische Landesbank MTN
4.500%, 02/07/19 (B)		350	435
2.750%, 01/23/12		750	1,044
Bundesobligation
1.750%, 10/09/15		1,200	1,659
Bundesobligation, Ser 152
3.500%, 04/12/13		350	509

2	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Bundesrepublik Deutschland
5.625%, 01/04/28		1,650	$3,104
3.000%, 07/04/20		11,800	17,215
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/31		100	190
Bundesrepublik Deutschland, Ser 02
5.000%, 01/04/12		125	180
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/34		1,460	2,613
Bundesrepublik Deutschland, Ser 04
3.750%, 01/04/15		5,100	7,649
Bundesrepublik Deutschland, Ser 05
3.500%, 01/04/16		700	1,047
Bundesrepublik Deutschland, Ser 06
3.750%, 01/04/17		2,250	3,425
Bundesrepublik Deutschland, Ser 07
4.250%, 07/04/39		100	173
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/40		1,155	2,158
4.250%, 07/04/18		125	197
Bundesrepublik Deutschland, Ser 09
3.250%, 01/04/20		1,115	1,651
Bundesschatzanweisungen
2.250%, 12/10/10		9,200	12,598
0.500%, 06/15/12		550	747
Commerzbank MTN
5.625%, 11/29/17 (B)		150	209
2.750%, 01/13/12		325	452
Daimler MTN
3.000%, 07/19/13		133	186
Deutsche Postbank MTN
3.750%, 02/12/14		800	1,166
Dexia Kommunalbank Deutschland MTN
3.500%, 06/05/14		390	562
HSH Nordbank MTN
2.750%, 01/20/12		1,075	1,497
Kreditanstalt fuer Wiederaufbau
5.375%, 01/29/14	GBP	950	1,680
4.375%, 10/11/13		1,050	1,556
3.875%, 01/21/19		1,075	1,615
3.375%, 08/30/17	CHF	370	431
Landesbank Berlin MTN
5.875%, 11/25/19		300	435
Landwirtschaftliche Rentenbank
3.250%, 03/12/14		550	792
Munich
7.625%, 06/21/28		285	524
SAP
3.500%, 04/10/17		300	412

			68,111

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Ireland — 1.2%
Allied Irish Banks MTN
11.500%, 03/29/22	GBP	163	$239
Ardagh Glass Finance
7.125%, 06/15/17		125	158
Ardagh Glass Group
10.750%, 03/01/15		291	399
Bank of Ireland MTN
10.000%, 02/12/20		200	261
4.625%, 04/08/13		400	494
Freshwater Finance for LCH Clearnet
6.576%, 05/18/17 (B)		150	142
GE Capital UK Funding MTN
4.125%, 09/28/17	GBP	110	175
Government of Ireland
5.000%, 10/18/20		2,500	2,998
Smurfit Kappa Acquisitions
7.750%, 11/15/19 (A)		170	243
TransCapit (Transneft) Registered
7.700%, 08/07/13	USD	539	596
UT2 Funding
5.321%, 06/30/16 (C)		390	455

			6,160

Italy — 4.0%
A2A
4.500%, 11/02/16		150	215
Enel Finance International MTN
5.750%, 09/14/40	GBP	300	485
5.125%, 10/07/19 (A)	USD	150	159
3.875%, 10/07/14 (A)	USD	350	367
Intesa Sanpaolo MTN
6.375%, 11/12/17 (B)	GBP	300	477
3.750%, 11/23/16		400	554
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/40		1,475	2,095
4.500%, 03/01/19		225	326
4.250%, 09/01/19		1,400	1,993
4.250%, 10/15/12		1,360	1,938
4.250%, 02/01/15		1,750	2,541
4.000%, 09/01/20		4,480	6,209
3.500%, 06/01/14		1,100	1,550
Telecom Italia Capital
6.175%, 06/18/14	USD	300	331
Telecom Italia MTN
7.375%, 12/15/17	GBP	200	363
Unicredito Italiano MTN
4.500%, 09/22/19		400	559

			20,162

Japan — 17.1%
Fukoku Mutual Life Insurance
4.500%, 09/28/25 (B)	EUR	300	372
Government of Japan 10 Year Bond, Ser 286
1.800%, 06/20/17		46,100	602
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/17		1,232,950	16,028

3	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Government of Japan 10 Year Bond, Ser 296
1.500%, 09/20/18		202,500	$2,593
Government of Japan 10 Year Bond, Ser 298
1.300%, 12/20/18		642,700	8,095
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/19		235,300	2,999
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/20		605,000	7,517
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/29		256,000	3,192
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/29		710,000	9,126
Government of Japan 20 Year Bond, Ser 120
1.600%, 06/20/30		19,050	224
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/20		289,450	3,974
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/27		704,650	9,113
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/38		103,250	1,390
Government of Japan 5 Year Bond, Ser 63
1.200%, 03/20/12		634,350	7,711
Government of Japan 5 Year Bond, Ser 79
0.700%, 12/20/13		758,650	9,237
Government of Japan CPI Linked Bond, Ser 10
1.100%, 12/10/16		276,000	3,286
Nissan Motor
3.250%, 01/30/13 (A)	USD	430	443
ORIX
4.710%, 04/27/15	USD	326	336

			86,238

Jersey — 0.1%
WPP MTN
6.625%, 05/12/16		225	353

Malaysia — 0.2%
Malaysia Government Bond
5.734%, 07/30/19		900	339
Petronas Capital
5.250%, 08/12/19 (A)	USD	410	458

			797

Mexico — 0.3%
Mexican Bonos, Ser M10
7.750%, 12/14/17		7,275	640

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Mexican Bonos, Ser MI10
9.000%, 12/20/12		10,000	$860

			1,500

Netherlands — 5.6%
ABN Amro Bank MTN
3.750%, 07/15/14		750	1,083
0.725%, 01/17/17 (B)	USD	950	821
Aegon
4.750%, 06/01/13	USD	250	266
Allianz Finance II
6.125%, 05/31/22 (B)		1,000	1,420
ArcelorMittal
5.375%, 06/01/13		475	510
Boats Investments MTN
11.000%, 03/31/17		346	387
British American Tobacco Holdings MTN
4.000%, 07/07/20		100	143
CRH Finance MTN
7.375%, 05/28/14		280	427
Deutsche Telekom International Finance MTN
6.500%, 04/08/22	GBP	190	346
E.ON International Finance
5.800%, 04/30/18 (A)	USD	650	769
EDP Finance
5.375%, 11/02/12 (A)	USD	425	442
Eureko
5.125%, 06/24/15 (B)		650	728
Government of Netherlands
4.500%, 07/15/17		1,500	2,356
4.000%, 07/15/16		1,700	2,590
4.000%, 07/15/18		1,355	2,078
4.000%, 01/15/37		200	324
3.500%, 07/15/20		360	533
3.250%, 07/15/15		520	762
ING Bank MTN
4.750%, 05/27/19		800	1,230
3.000%, 09/30/14		125	176
0.514%, 05/23/16 (B)	USD	450	416
ING Groep MTN
4.750%, 05/31/17		500	725
ING Verzekeringen
6.250%, 06/21/21 (B)		1,310	1,703
KBC Internationale Financieringsmaatschappij MTN
4.500%, 09/17/14		350	496
Koninklijke KPN
7.500%, 02/04/19		150	263
6.500%, 01/15/16		425	683
5.750%, 03/18/16	GBP	100	174
5.750%, 09/17/29	GBP	350	596
Linde Finance
7.375%, 07/14/66 (B)		300	453
NIBC Bank MTN
3.500%, 04/07/14		650	937
OI European Group BV
6.875%, 03/31/17		150	213

4	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Rabobank Nederland
4.125%, 04/04/12		1,250	$1,776
4.125%, 07/14/25		375	530
RWE Finance MTN
5.000%, 02/10/15		500	761
Siemens Financieringsmat MTN
5.125%, 02/20/17		250	393
SNS Bank MTN
2.875%, 01/30/12		300	418
Volkswagen MTN
5.625%, 02/09/12		150	215
Ziggo Bond
8.000%, 05/15/18		130	187

			28,330

New Zealand — 0.5%
ANZ National International
6.200%, 07/19/13	USD	450	500
Government of New Zealand
6.000%, 12/15/17		2,250	1,780

			2,280

Norway — 0.6%
DnB Bank MTN
4.500%, 05/29/14	EUR	475	696
1.088%, 05/30/17 (B)	EUR	425	562
DnB Boligkreditt
2.750%, 04/20/15	EUR	625	871
Government of Norway
4.500%, 05/22/19		1,150	217
MPU Offshore Lift
11.285%, 12/22/11 (C)(D)		1,445	5
Sevan Drilling
7.840%, 12/07/12 (B)		2,000	348
Yara International
7.875%, 06/11/19		410	509

			3,208

Poland — 0.5%
Republic of Poland, Ser 1017
5.250%, 10/25/17		1,500	514
Republic of Poland, Ser 1019
5.500%, 10/25/19		5,185	1,790
Republic of Poland
6.375%, 07/15/19	USD	130	153

			2,457

Portugal — 0.1%
Banco Santander Totta MTN
1.161%, 12/09/15 (B)		250	322
Obrigacoes do Tesouro
4.800%, 06/15/20		210	256

			578

Russia — 0.4%
Gazprom MTN
9.625%, 03/01/13	USD	470	534
6.580%, 10/31/13	GBP	150	253
6.212%, 11/22/16 (A)	USD	230	245

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

RSHB Capital for Russian Agricultural Bank
7.750%, 05/29/18 (A)	USD	715	$803
Steel Capital (Severstal)
9.750%, 07/29/13 (A)(C)	USD	285	314

			2,149

Singapore — 0.7%
DBS Bank
0.596%, 05/16/17 (A)(B)	USD	525	511
Government of Singapore
4.000%, 09/01/18		2,645	2,350
3.500%, 03/01/27		650	550

			3,411

South Africa — 0.2%
Foodcorp Registered
8.875%, 06/15/12	EUR	150	208
Republic of South Africa, Ser R203
8.250%, 09/15/17		4,050	597

			805

Spain — 1.8%
BBVA Subordinated Capital SAU MTN
0.937%, 10/21/15 (B)	GBP	250	384
Government of Spain
4.750%, 07/30/14		925	1,351
4.700%, 07/30/41		665	864
4.600%, 07/30/19		485	691
4.000%, 04/30/20		1,950	2,648
3.300%, 10/31/14		475	657
Instituto de Credito Oficial
2.375%, 03/04/13 (A)	USD	200	199
Mapfre
5.921%, 07/24/37 (B)		500	594
Santander Issuances, Ser 24
7.300%, 07/27/19 (B)	GBP	400	675
Telefonica Emisiones SAU MTN
5.289%, 12/09/22	GBP	200	322
4.375%, 02/02/16		625	888

			9,273

Supra-National — 1.0%
European Investment Bank MTN
3.500%, 04/15/16	EUR	1,975	2,895
Inter-American Development Bank
9.750%, 05/15/15	GBP	750	1,575
WT Finance
3.625%, 06/27/12	EUR	450	624

			5,094

Sweden — 2.0%
Kingdom of Sweden, Ser 1041
6.750%, 05/05/14		11,895	2,066
Kingdom of Sweden, Ser 1049
4.500%, 08/12/15		23,950	3,956
Kingdom of Sweden, Ser 1052
4.250%, 03/12/19		2,000	337

5	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Nordea Bank MTN
4.500%, 05/12/14	EUR	100	$146
0.492%, 06/09/16 (B)	USD	500	490
Stadshypotek MTN
3.750%, 12/12/13	EUR	400	577
Svenska Handelsbanken MTN
1.046%, 10/19/17 (B)	EUR	800	1,057
Swedbank MTN
7.375%, 06/26/18 (B)	EUR	150	222
3.125%, 03/04/13	EUR	128	178
3.125%, 02/02/12	EUR	550	769
Volvo Treasury
5.950%, 04/01/15		145	158

			9,956

Switzerland — 1.2%
Credit Suisse MTN
6.125%, 05/16/14	EUR	350	535
4.750%, 08/05/19	EUR	400	592
2.875%, 09/24/15	EUR	220	301
Glencore Finance Europe MTN
7.125%, 04/23/15	EUR	300	448
5.250%, 03/22/17	EUR	300	410
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19 (A)	USD	25	27
Novartis Finance MTN
4.250%, 06/15/16	EUR	525	787
UBS MTN
6.625%, 04/11/18	GBP	150	270
6.250%, 09/03/13	EUR	200	303
5.875%, 12/20/17	USD	575	651
5.625%, 05/19/14	EUR	200	301
1.048%, 11/17/15 (B)	EUR	784	1,060
Weatherford International
9.625%, 03/01/19	USD	275	359

			6,044

United Kingdom — 11.4%
3i Group MTN
5.625%, 03/17/17	EUR	150	213
1.082%, 06/08/12 (B)	EUR	350	460
Abbey National Treasury Services MTN
4.250%, 04/12/21	EUR	850	1,189
4.125%, 09/14/17		250	394
Anglian Water Services Financing, Ser A5 MTN
6.293%, 07/30/30		500	918
Aviva MTN
0.631%, 06/19/17 (B)	USD	475	432
Bank of Scotland MTN
4.750%, 06/08/22	EUR	650	943
4.625%, 11/04/11		475	776
Barclays Bank MTN
14.000%, 06/15/19 (B)		100	197
6.750%, 05/22/19	USD	350	416
6.750%, 01/16/23 (B)		350	590
5.000%, 09/22/16	USD	705	771
4.500%, 03/04/19 (B)	EUR	125	174
Barclays Bank, Ser E MTN
4.875%, 12/29/49 (B)	EUR	200	230

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

BAT International Finance MTN
7.250%, 03/12/24		250	$482
5.375%, 06/29/17	EUR	425	663
BG Energy Capital MTN
3.375%, 07/15/13	EUR	200	283
Bishopsgate Asset Finance
4.808%, 08/14/44		200	262
BP Capital Markets
4.750%, 03/10/19	USD	10	10
4.500%, 10/01/20 (E)	USD	252	258
British Telecommunications
6.500%, 07/07/15	EUR	200	307
5.750%, 12/07/28		111	167
Chester Asset Receivables, Ser A
6.125%, 10/15/10	EUR	2,160	2,952
Daily Mail & General Trust
5.750%, 12/07/18		350	532
EDF Energy Networks EPN MTN
6.000%, 11/12/36		160	285
ENW Finance MTN
6.125%, 07/21/21		350	628
First Hydro Finance
9.000%, 07/31/21		220	423
HSBC Bank
3.500%, 06/28/15 (A)	USD	120	126
HSBC Holdings MTN
9.875%, 04/08/18 (B)		80	144
6.500%, 05/20/24		250	454
0.734%, 10/06/16 (B)	USD	625	598
Imperial Tobacco Finance MTN
8.375%, 02/17/16	EUR	450	772
7.750%, 06/24/19		600	1,163
7.250%, 09/15/14	EUR	150	238
Ineo’s Group Holdings
7.875%, 02/15/16	EUR	111	127
Inmarsat Finance
7.375%, 12/01/17 (A)		115	120
Intercontinental Hotels Group MTN
6.000%, 12/09/16		150	252
Legal & General Group MTN
4.000%, 06/08/25 (B)	EUR	200	247
Lloyds TSB Bank MTN
6.375%, 04/15/14		725	1,241
6.250%, 04/15/14	EUR	150	224
5.375%, 09/03/19	EUR	175	256
4.000%, 11/17/11		500	815
Marks & Spencer MTN
6.125%, 12/02/19		100	170
5.625%, 03/24/14		150	253
National Express Group
6.250%, 01/13/17		150	254
National Westminster Bank
6.500%, 09/07/21		220	348
Northern Rock
5.625%, 06/22/17 (A)	USD	1,750	1,863
Northumbrian Water Finance
6.000%, 10/11/17		500	901
Old Mutual MTN
7.125%, 10/19/16		250	441
4.500%, 01/18/17 (B)(C)	EUR	600	774

6	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

OTE MTN
5.375%, 02/14/11	EUR	375	$515
Rexam MTN
4.375%, 03/15/13	EUR	170	241
Rolls-Royce
6.750%, 04/30/19		100	187
Royal Bank of Scotland MTN
6.934%, 04/09/18	EUR	300	442
5.750%, 05/21/14	EUR	250	366
Scottish & Southern Energy MTN
5.750%, 02/05/14		245	424
5.453%, 10/31/49 (B)		350	545
Severn Trent Utilities Finance
6.250%, 06/07/29		350	652
Society of Lloyds
6.875%, 11/17/25 (B)		250	422
Southern Gas Networks, Ser A1 MTN
1.110%, 10/21/10 (B)(C)	EUR	300	409
SOV Housing Capital
5.705%, 09/10/39		250	438
Standard Chartered Bank MTN
6.400%, 09/26/17	USD	250	276
6.400%, 09/26/17 (A)	USD	175	197
5.875%, 09/26/17	EUR	350	536
1.179%, 03/28/18 (B)	EUR	250	317
Tesco
6.125%, 02/24/22		100	180
6.052%, 10/13/39		348	618
Thames Water Utilities Cayman Finance MTN
6.125%, 02/04/13	EUR	200	296
United Kingdom Treasury
4.750%, 12/07/38		2,665	4,819
4.750%, 12/07/30		800	1,435
4.500%, 03/07/19		2,700	4,802
4.500%, 12/07/42		335	584
4.250%, 06/07/32		1,080	1,814
4.250%, 12/07/49		85	143
4.250%, 03/07/36		375	626
4.250%, 09/07/39		1,025	1,711
4.000%, 03/07/22		250	422
4.000%, 09/07/16		1,665	2,904
2.750%, 01/22/15		1,000	1,651
2.250%, 03/07/14		370	603
United Kingdom Treasury, Ser 2002-
5.000%, 09/07/14		240	430
Virgin Media Secured Finance
7.000%, 01/15/18		100	167
Vodafone Group MTN
5.900%, 11/26/32		176	306
Wales & West Utilities Finance MTN
6.750%, 12/17/36 (B)		200	346
Western Power Distribution South West
5.750%, 03/23/40		200	341
Yorkshire Power Finance
7.250%, 08/04/28		208	414

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Yorkshire Water Services Bradford Finance
6.375%, 08/19/39		100	$191

			57,506

United States — 6.4%
AES
7.750%, 10/15/15		55	59
Altria Group
9.250%, 08/06/19		675	905
American Express Credit MTN
5.375%, 10/01/14	GBP	250	420
American Honda Finance
6.250%, 07/16/13		250	378
Antero Resources Finance
9.375%, 12/01/17		46	49
AT&T
5.875%, 04/28/17	GBP	200	355
5.600%, 05/15/18		415	485
BA Covered Bond Issuer MTN
4.125%, 04/05/12	EUR	3,100	4,324
Bank of America MTN
6.500%, 08/01/16		225	253
5.650%, 05/01/18		350	371
4.750%, 05/06/19 (B)	EUR	250	340
Cablevision Systems, Ser B
8.000%, 04/15/12		235	244
Cellco Partnership
3.750%, 05/20/11		650	663
Citigroup
5.500%, 04/11/13		500	536
4.250%, 02/25/30 (B)	EUR	1,350	1,501
Comcast Cable Communications Holdings
9.455%, 11/15/22		340	480
Commerzbank Capital Funding Trust
5.012%, 03/29/49	EUR	200	184
Computer Sciences
5.500%, 03/15/13 (A)		305	332
Countrywide Financial MTN
5.800%, 06/07/12		507	539
Countrywide Home Loan, Ser L MTN
4.000%, 03/22/11		9	9
Dell
5.625%, 04/15/14		245	279
DirecTV Holdings
5.875%, 10/01/19		550	624
Dow Chemical
8.550%, 05/15/19		288	364
Duke Energy
6.300%, 02/01/14		375	428
Dynegy Holdings
8.375%, 05/01/16		230	179
Electronic Data Systems, Ser B
6.000%, 08/01/13		274	311
Ford Motor
7.450%, 07/16/31		160	167

7	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

General Electric Capital MTN
5.900%, 05/13/14		300	$340
5.625%, 05/01/18		300	333
5.500%, 01/08/20		305	334
3.750%, 11/14/14		375	397
Genworth Financial
1.600%, 06/20/11	JPY	53,000	622
Goldman Sachs Group MTN
6.375%, 05/02/18	EUR	400	609
4.375%, 03/16/17	EUR	200	273
1.198%, 02/04/13 (B)	EUR	450	595
Hartford Life Institutional Funding MTN
5.375%, 01/17/12	GBP	200	322
Hertz
8.875%, 01/01/14		221	227
HSBC Finance MTN
7.000%, 03/27/12	GBP	285	474
Ingersoll-Rand Global Holding
9.500%, 04/15/14		213	264
International Paper
7.950%, 06/15/18		260	315
JPMorgan Chase MTN
4.400%, 07/22/20		100	102
1.210%, 10/12/15 (B)	EUR	350	441
JPMorgan Chase Bank
4.625%, 05/31/17 (B)	EUR	250	348
Key Bank MTN
1.074%, 02/09/12 (B)	EUR	570	740
1.016%, 11/21/11 (B)	EUR	50	66
Merrill Lynch MTN
6.750%, 05/21/13	EUR	150	222
4.625%, 10/02/13	EUR	261	368
1.428%, 09/14/18 (B)	EUR	375	420
MetLife
4.750%, 02/08/21		230	244
Metropolitan Life Global Funding I MTN
4.625%, 05/16/17	EUR	200	290
Morgan Stanley MTN
5.375%, 08/10/20	EUR	100	140
3.750%, 03/01/13	EUR	1,000	1,382
Nabors Industries
9.250%, 01/15/19		275	352
News America
6.900%, 03/01/19		300	367
Noble Holding International
4.900%, 08/01/20		25	27
Owens Corning
6.500%, 12/01/16		420	454
PNC Funding
5.125%, 02/08/20		300	325
Pregis
5.684%, 04/15/13		50	63
Qwest
7.625%, 06/15/15		260	296
Reynolds American
7.625%, 06/01/16		377	442
7.300%, 07/15/15		195	227
Ryder System MTN
5.850%, 11/01/16		116	130

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Tesoro
6.500%, 06/01/17		280	$276
Toyota Motor Credit Corp
5.250%, 02/03/12		250	357
Tyco International Group
6.000%, 11/15/13		331	375
United Health Group
6.000%, 02/15/18		135	158
US Bank MTN
4.375%, 02/28/17 (B)	EUR	900	1,219
Viacom
6.250%, 04/30/16		375	440
Wal-Mart Stores
4.875%, 01/19/39	GBP	238	382
Wellpoint
5.875%, 06/15/17		40	46
Western Union
5.930%, 10/01/16		475	555
Williams Partners
5.250%, 03/15/20		298	324
Windstream
8.625%, 08/01/16		220	233
WM Covered Bond Program MTN
4.375%, 05/19/14	EUR	100	143
3.875%, 09/27/11	EUR	250	346
Wyndham Worldwide
6.000%, 12/01/16		242	252

			32,436

Total Global Bonds (Cost $419,434) ($ Thousands)			449,999

MORTGAGE-BACKED SECURITIES — 3.6%

Non-Agency Mortgage-Backed Obligation — 3.6%
Arkle Master Issuer, Ser 2006-1X, Cl 5M1
1.168%, 02/17/52 (C)		150	196
Arran Residential Mortgages Funding, Ser 2006-1X, Cl BC
0.950%, 04/12/56 (B)(C)	EUR	432	566
Banc of America Commercial Mortgage, Ser 2007-5, Cl A4
5.492%, 02/10/51		1,200	1,256
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
5.431%, 09/25/34 (B)		328	325
Bear Stearns Commercial Mortgage, Ser 2004-PWR3, Cl A4
4.715%, 02/11/41		380	406
Bear Stearns Commercial Mortgage, Ser 2004-PWR6, Cl A6
4.825%, 11/11/41		575	623
Bear Stearns Commercial Mortgage, Ser 2006-PW11, Cl A4
5.623%, 03/11/39 (B)		600	662
Canary Wharf Finance, Ser II, Cl C2
1.211%, 10/22/37 (B)(C)		200	183

8	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.887%, 06/10/17 (B)		1,140	$1,220
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.294%, 12/10/49 (B)		405	435
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
5.110%, 05/25/35 (B)		1,467	1,250
Commercial Mortgage Asset Trust, Ser 1999-C1, Cl A3
6.640%, 01/17/32		159	159
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/39		1,215	1,264
Eddystone Finance, Ser 2006-1, Cl A
0.946%, 04/19/21		150	208
Eddystone Finance, Ser 2006-1, Cl B
1.116%, 04/19/21 (B)(C)		100	138
Gracechurch Mortgage Financing, Ser 2006-1, Cl C3
1.164%, 11/20/56 (B)(C)	EUR	250	332
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 3A2
0.994%, 11/20/56 (B)		1,900	2,551
Granite Master Issuer, Ser 2005-1, Cl A5
0.797%, 12/20/54 (C)	EUR	296	377
Granite Master Issuer, Ser 2006-2, Cl A5
0.717%, 12/20/54 (B)(C)	EUR	584	743
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
5.134%, 01/25/35 (B)		443	438
Holmes Master Issuer, Ser 2007- 1, Cl 3C2
1.255%, 07/15/40 (B)(C)	EUR	150	201
Immeo Residential Finance, Ser 2, Cl A
1.039%, 12/15/16 (B)		448	532
JP Morgan Chase Commercial Mortgage Securities, Ser 2007- CB18, Cl A4
5.440%, 06/12/47		880	922
JP Morgan Mortgage Trust, Ser 2004-A5, Cl 3A1
5.309%, 12/25/34 (B)		377	383
London and Regional Debt Securitisation, Ser 1, Cl A
0.944%, 10/15/14 (B)(C)		150	194
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/44 (B)		420	461
Silverstone, Ser 2009-1, Cl A2
2.187%, 01/21/55		300	475

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Skyline, Ser 2007-1, Cl D
1.686%, 07/22/43 (B)(C)	200	$160
Storm, Ser 2006-1, Cl A2
0.986%, 04/22/48 (B)	1,209	1,612
Talisman Finance, Ser 7, Cl H
2.894%, 04/22/17 (B)	485	66

Total Mortgage-Backed Securities (Cost $19,301) ($ Thousands)		18,338

CORPORATE OBLIGATIONS — 2.8%

United States — 2.8%
AES
7.750%, 03/01/14	110	118
American Tower
5.050%, 09/01/20	315	323
Anadarko Petroleum
6.375%, 09/15/17	455	501
CCO Holdings
8.125%, 04/30/20 (A)	90	95
CIGNA
5.125%, 06/15/20	154	166
Citigroup
4.750%, 05/19/15	240	253
CMS Energy
8.750%, 06/15/19	225	269
CVS Caremark
6.600%, 03/15/19	600	728
Dominion Resources
6.400%, 06/15/18	400	488
Duke Realty
6.750%, 03/15/20	140	156
Embarq
7.082%, 06/01/16	448	498
Equities
8.125%, 06/01/19	285	353
Goldman Sachs Group
6.000%, 06/15/20	45	49
Hess
8.125%, 02/15/19	141	185
Home Depot
5.400%, 09/15/40	115	116
Humana
7.200%, 06/15/18	280	324
6.450%, 06/01/16	40	44
6.300%, 08/01/18	50	55
Jefferies Group
6.875%, 04/15/21	154	162
Kinder Morgan Energy Partners
6.550%, 09/15/40	255	279
Limited Brands
5.250%, 11/01/14	315	321
Lincoln National
8.750%, 07/01/19	128	165
McGraw-Hill
5.900%, 11/15/17	325	367
McKesson
5.250%, 03/01/13	440	478
Mirant Americas Generation
8.500%, 10/01/21	399	384

9	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Mohawk Industries
6.625%, 01/15/16	375	$390
Motiva Enterprises
5.750%, 01/15/20 (A)	400	457
Motorola
7.500%, 05/15/25	85	101
6.500%, 09/01/25	531	578
NBC Universal
5.150%, 04/30/20 (A)	200	216
Nisource Finance
6.800%, 01/15/19	235	279
NRG Energy
7.375%, 02/01/16	225	231
Principal Financial Group
7.875%, 05/15/14	290	344
Progress Energy
6.050%, 03/15/14	160	182
RRI Energy
7.875%, 06/15/17	225	210
7.625%, 06/15/14	175	173
Ryder System MTN
7.200%, 09/01/15	108	127
SLM MTN
5.050%, 11/14/14	600	571
Time Warner Cable
7.500%, 04/01/14	385	454
Union Bank MTN
5.950%, 05/11/16	392	431
Union Electric
6.700%, 02/01/19	45	55
United States Steel
6.050%, 06/01/17	300	297
Valero Energy
9.375%, 03/15/19	345	441
Viacom
5.625%, 09/15/19	325	370
Wachovia MTN
5.500%, 05/01/13	215	236
Wachovia Capital Trust III
5.800%, 03/15/11 (B)	385	338
WellPoint
7.000%, 02/15/19	90	110
4.350%, 08/15/20	145	150
Whirlpool MTN
8.600%, 05/01/14	298	355
Williams
7.875%, 09/01/21	82	100
Xerox
7.625%, 06/15/13	210	213

Total Corporate Obligations (Cost $13,217) ($ Thousands)		14,286

ASSET-BACKED SECURITIES — 1.8%

Automotive — 0.6%
Auto Compartiment, Ser 2006-1, Cl B
1.134%, 07/25/17 (B)	500	651
Auto Compartiment, Ser 2007-1, Cl A
0.802%, 02/25/19 (B)	708	954

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

FTA Santander Auto, Ser 2005-1, Cl A
0.950%, 11/25/21 (B)		147	$197
Hyundai Auto Receivables Trust, Ser 2009-A, Cl A2
1.110%, 02/15/12		652	653
Santander Consumer Finance, Ser 2007-1, Cl A
1.029%, 09/20/22 (C)		192	251

			2,706

Credit Card — 0.5%
Citibank Credit Card Issuance Trust, Ser A4, Cl A4
5.375%, 04/11/11	EUR	1,900	2,631

Mortgage Related Securities — 0.2%
Countrywide Asset-Backed Certificates, Ser 2007-2, Cl 2A1
0.306%, 08/25/37 (B)		689	668
Soundview Home Equity Loan Trust, Ser 2007-NS1, Cl A1
0.376%, 01/25/37 (B)		482	469

			1,137

Other Asset-Backed Securities — 0.5%
Amstel Corporate Loan Offering, Ser 2007-1, Cl A2
1.058%, 03/25/17 (B)(C)		917	1,153
Lambda Finance, Ser 2005-1X, Cl A2
1.139%, 11/15/29 (B)(C)		366	489
SLM Student Loan Trust, Ser 2008-5, Cl A4
1.598%, 10/25/16		800	813

			2,455

Total Asset-Backed Securities (Cost $8,567) ($ Thousands)			8,929

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds
4.375%, 11/15/39 to 05/15/40		425	477
3.875%, 08/15/40		700	724
3.500%, 02/15/39		75	73
U.S. Treasury Notes
4.750%, 01/31/12		325	344
4.500%, 11/15/15		1,100	1,276
3.500%, 05/15/20		500	543
2.000%, 11/30/13		4,300	4,477

Total U.S. Treasury Obligations (Cost $7,666) ($ Thousands)			7,914

10	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 1.5%

United States — 1.5%
Brown Brothers Harriman
5.150%, 10/01/09	ZAR	6	$1
3.683%, 10/01/09	AUD	28	27
2.200%, 10/01/09	NZD	3	3
1.100%, 10/01/09	NOK	1	—
0.229%, 10/01/09	CAD	56	54
0.100%, 10/01/09	EUR	304	415
0.100%, 10/01/09	SEK	2	—
0.060%, 10/01/09	GBP	113	178
0.050%, 10/01/09	DKK	21	4
0.030%, 10/01/09		6,795	6,795
0.010%, 10/01/09	HKD	2	—
0.010%, 10/01/09	JPY	4,069	49

Total Time Deposits (Cost $7,526) ($ Thousands)			7,526

Total Investments — 100.4% (Cost $475,711) ($ Thousands)			$506,992

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/10	USD	869	COP	1,565,764	$—
10/1/10-10/29/10	COP	2,348,645	USD	1,297	(7)
10/4/10	USD	221	BRL	377	2
10/4/10-11/3/10	BRL	754	USD	433	(11)
10/5/10	USD	5,835	PLN	17,050	20
10/5/10-12/15/10	CAD	27,236	USD	26,215	(309)
10/5/10-12/15/10	EUR	303,407	USD	395,248	(18,841)
10/5/10-12/15/10	GBP	51,518	USD	80,335	(820)
10/5/10-12/15/10	JPY	10,183,126	USD	121,773	(196)
10/5/10-12/15/10	MXN	27,899	USD	2,157	(63)
10/5/10-12/15/10	NOK	20,676	USD	3,388	(132)
10/5/10-12/15/10	PLN	23,405	USD	7,484	(547)
10/5/10-12/15/10	SEK	56,806	USD	7,802	(632)
10/5/10-12/15/10	USD	10,141	CAD	10,662	243
10/5/10-12/15/10	USD	155,147	EUR	114,529	1,200
10/5/10-12/15/10	USD	27,771	GBP	17,649	38
10/5/10-12/15/10	USD	31,156	JPY	2,603,932	17
10/5/10-12/15/10	USD	842	MXN	10,584	2
10/5/10-12/15/10	USD	5,282	NOK	32,545	261
10/5/10-12/15/10	USD	3,758	SEK	27,124	269
10/8/10	CHF	1,639	EUR	1,257	39
10/8/10	EUR	2,532	CHF	3,282	(98)
10/8/10-12/15/10	CHF	13,263	USD	13,445	(143)
10/8/10-12/15/10	DKK	12,260	USD	2,121	(125)
10/20/10	NOK	9,707	SEK	11,344	29
10/26/10-12/15/10	AUD	19,405	USD	17,999	(643)
10/26/10-12/15/10	USD	16,849	AUD	18,095	547
11/18/10-12/15/10	USD	3,642	KRW	4,182,857	34
12/1/10	CHF	26,410	NOK	163,677	813
12/1/10	GBP	12,172	EUR	14,870	1,119
12/1/10	GBP	7,060	JPY	935,408	88
12/1/10	NOK	161,144	CHF	26,410	(382)
12/2/10-12/15/10	NZD	5,853	USD	4,266	(14)
12/15/10	CZK	5,583	USD	287	(24)
12/15/10	MYR	1,001	USD	321	(2)
12/15/10	SGD	4,699	USD	3,508	(66)
12/15/10	USD	299	CHF	300	9
12/15/10	USD	2,089	NZD	2,869	8
12/15/10	USD	645	SGD	860	9
12/15/10	ZAR	4,016	USD	545	(25)

					$(18,333)

11	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(66,706)	$65,680	$(1,026)
Barclays PLC	(113,856)	111,871	(1,985)
BNP Paribas	(85,772)	81,277	(4,495)
Brown Brothers Harriman	(14,261)	13,385	(876)
Citigroup	(67,914)	67,324	(590)
Credit Suisse First Boston	(49,249)	48,571	(678)
Deutsche Bank	(142,037)	133,014	(9,023)
Goldman Sachs	(31,793)	32,960	1,167
HSBC	(5,256)	5,485	229
JPMorgan Chase Bank	(326,368)	325,674	(694)
Morgan Stanley	(13,090)	12,667	(423)
National Australia Bank	(10,628)	11,255	627
Northern Trust	(295)	296	1
RBC Capital	(329)	326	(3)
Royal Bank of Scotland	(3,855)	3,842	(13)
SEB	(54,498)	54,930	432
Standard Bank	(1,240)	1,266	26
State Street	(50,620)	50,663	43
UBS	(18,620)	18,168	(452)
Westpac Banking	(10,960)	10,360	(600)

			$(18,333)

A summary of the open futures contracts held by the Fund at September 30, 2010, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Australian 10-Year Bond	(15)	Dec-2010	$(9)
Australian 3-Year Bond	8	Dec-2010	(1)
Canadian 10-Year Treasury Note	11	Dec-2010	9
Euro-Bobl	(3)	Dec-2010	1
Euro-Bund 10-Year Bond	(10)	Dec-2010	—
Euro-Buxl 30 Year Bond	(5)	Dec-2010	(20)
Euro-Schatz	71	Dec-2010	(31)
Japanese 10-Year Bond	5	Dec-2010	112
Long Gilt 10-Year Bond	27	Dec-2010	18
U.S. 10-Year Treasury Note	(104)	Dec-2010	(169)
U.S. 2-Year Treasury Note	(65)	Dec-2010	(25)
U.S. 5-Year Treasury Note	(112)	Dec-2010	(43)
U.S. Long Treasury Bond	(13)	Dec-2010	(13)
U.S. Long Treasury Bond	28	Dec-2010	56
U.S. Ultra Long Treasury Bond	2	Dec-2010	1

			$(114)

For the year ended September 30, 2010, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A summary of outstanding swap agreements held by the Fund at September 30, 2010, is as follows:

Credit Default Swap
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Morgan Stanley	Prudential Financial 4.500% 07/15/13	SELL	5.00%	09/20/14	$(350)	$43

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($Thousands)
Barclays PLC	3.83%	3-Month LIBOR	03/31/20	USD	2,650	$(304)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/19	GBP	2,500	(339)
Deutsche Bank	3.45%	6-Month EUR LIBOR	10/16/19	EUR	3,400	(498)
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/13	EUR	7,000	821
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22%	03/26/27	JPY	750,000	904
JPMorgan Chase Bank	6-Month EURIBOR	4.38%	01/07/13	EUR	5,400	689
JPMorgan Chase Bank	4.20%	6-Month EURIBOR	03/30/12	EUR	3,000	(259)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.29%	03/26/12	JPY	1,300,000	209

						$1,223

12	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

International Fixed Income Fund

September 30, 2010

Percentages are based on a Net Assets of $505,081($ Thousands).

(1)	In local currency unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2010.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $7,504 ($ Thousands) and represented 1.5% of Net Assets.

(D)	Security in default on interest payments.

(E)	Security is when-issued.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

COP — Colombian Peso

CPI — Consumer Price Index

CZK — Czech Koruna

DKK — Danish Krone

EURIBOR — Euro London Interbank Offered Rate

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$449,994	$5	$449,999
Mortgage-Backed Securities	—	18,338	—	18,338
Corporate Obligations	—	14,286	—	14,286
Asset-Backed Securities	—	8,929	—	8,929
U.S. Treasury Obligations	—	7,914	—	7,914
Time Deposits	—	7,526	—	7,526

Total Investments in Securities	$—	$506,987	$5	$506,992

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Future Contracts*	$(114)	$—	$—	$(114)
Forwards Contracts	(18,333)	—	—	(18,333)
Credit Default Swap	—	43	—	43
Interest Rate Swaps	—	1,223	—	1,223

Total Other Financial Instruments	$(18,447)	$1,266	$—	$(17,181)

*	Future contracts and forward contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Global Bonds
Beginning balance as of October 1, 2009	$5
Accrued discounts/premiums	—
Realized gain/(loss)	(10)
Change in unrealized appreciation/(depreciation)	10
Net purchases/sales	—
Net transfer in and/or out of Level 3	—

Ending balance as of September 30, 2010	$5

For the period ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

13	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 90.8%

Argentina — 3.6%
IRSA
11.500%, 07/20/20		810	$862
Province of Buenos Aires
9.625%, 04/18/28 (A)		695	549
9.625%, 04/18/28 (A)(B)		1,605	1,268
9.375%, 09/14/18 (A)		470	395
Province of Medoza*
5.500%, 09/04/18 (A)		337	289
Province of Neuquen*
8.656%, 10/18/14 (A)(B)		158	167
Republic of Argentina
8.750%, 06/02/17		2,311	2,230
8.280%, 12/31/33 (C)		2,383	1,924
8.280%, 12/31/33		5,024	4,177
7.820%, 12/31/33 (C)	EUR	4,219	4,118
7.820%, 12/31/33	EUR	3,166	3,058
7.820%, 12/31/33	EUR	2,115	2,043
7.000%, 10/03/15		4,414	3,887
7.000%, 09/12/13		2,011	1,886
5.830%, 12/31/33 (C)	ARS	1,504	588
3.117%, 12/15/35 (C)		11,360	1,357
2.500%, 03/31/19 (D)		5,390	2,188
0.000%, 08/03/12 (C)		6,355	1,446
Transportadora Gas Norte
7.500%, 12/31/12 (A)(D)(E)		130	65
7.500%, 12/31/12 (A)(B)(D)(E)		260	130
7.500%, 12/31/12 (E)		420	210
6.500%, 12/31/12 (A)(B)(D)(E)		30	15
6.500%, 12/31/12 (A)(D)(E)		81	41
6.500%, 12/31/12 (A)(D)(E)		72	36
WPE International
10.375%, 09/30/20		650	627

			33,556

Bahrain — 0.1%
Kingdom of Bahrain
5.500%, 03/31/20 (B)		1,215	1,273

Barbados — 0.5%
Columbus International
11.500%, 11/20/14 (B)		1,700	1,878
11.500%, 11/20/14		1,832	2,026
Government of Barbados
7.000%, 08/04/22 (B)		300	315

			4,219

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Belize — 0.0%
Government of Belize
6.000%, 02/20/29 (A)		400	$346

Bosnia and Herzegovina — 0.1%
Republic of Bosnia & Herzegovina*
0.000%, 12/11/17 (A)(C)	DEM	2,204	1,123

Brazil — 9.0%
Banco Bradesco
5.900%, 01/16/21 (B)		1,168	1,186
Banco Cruzeiro do Sul
8.875%, 09/22/20 (B)		324	339
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/19 (B)		1,875	2,163
5.500%, 07/12/20 (B)		500	539
Banco Votorantim
7.375%, 01/21/20 (B)		720	767
BM&F Bovespa
5.500%, 07/16/20 (B)		1,663	1,771
CSN Resources
6.500%, 07/21/20 (B)		828	883
Federal Republic of Brazil
11.000%, 08/17/40		5,444	7,540
10.125%, 05/15/27		2,955	4,758
10.000%, 01/01/21		2,530	1,336
8.875%, 04/15/24		2,370	3,478
8.750%, 02/04/25		598	877
8.250%, 01/20/34		4,060	5,907
7.125%, 01/20/37		1,735	2,282
6.000%, 01/17/17		2,863	3,335
5.875%, 01/15/19		3,567	4,182
5.625%, 01/07/41		1,250	1,372
4.875%, 01/22/21		200	220
Fibria Overseas Finance
7.500%, 05/04/20 (B)		1,358	1,441
Gerdau Trade
5.750%, 01/30/21 (B)(I)		1,080	1,091
JBS Finance II
8.250%, 01/29/18		1,820	1,877
8.250%, 01/29/18		500	518
Minerva Overseas
10.875%, 11/15/19		310	331
10.875%, 11/15/19		529	565
Nota Do Tesouro Nacional
10.000%, 01/01/14	BRL	18,260	10,235
10.000%, 01/01/17	BRL	7,200	3,922
10.000%, 01/01/21	BRL	17,840	9,402
6.000%, 05/15/15	BRL	5,500	6,149
6.000%, 08/15/20	BRL	1,600	1,895
Petrobras
7.875%, 03/15/19		555	692
Rearden G Holdings EINS GmbH
7.875%, 03/30/20 (B)		175	187

1	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Telemar Norte Leste
5.500%, 10/23/20 (B)		908	$919
Vale Overseas
4.625%, 09/15/20		679	701
Voto-Votorantim
6.750%, 04/05/21 (B)		804	848
6.625%, 09/25/19 (B)		490	516

			84,224

Chile — 0.7%
Banco Estado
4.125%, 10/07/20		700	695
Celulosa Arauco y Constitucion
5.000%, 01/21/21 (B)		461	467
Empresa Nacional del Petroleo
6.250%, 07/08/19 (B)		900	995
6.250%, 07/08/19		700	774
5.250%, 08/10/20 (B)		500	513
Nacional del Cobre de Chile
7.500%, 01/15/19		500	635
6.150%, 10/24/36		2,200	2,592

			6,671

China — 0.2%
Evergrande Real Estate
13.000%, 01/27/15		155	160
13.000%, 01/27/15		1,208	1,247

			1,407

Colombia — 4.2%
Bogota Distrio Capital
9.750%, 07/26/28 (B)	COP	9,020,000	6,991
Ecopetrol
7.625%, 07/23/19 (B)		500	605
Republic of Colombia
11.750%, 02/25/20		1,895	2,975
10.375%, 01/28/33		150	241
8.125%, 05/21/24		2,200	2,954
7.375%, 09/18/37		10,250	13,504
7.375%, 03/18/19		3,720	4,706
7.375%, 01/27/17		4,057	5,000
6.125%, 01/18/41		1,675	1,918

			38,894

Croatia — 0.8%
Government of Croatia
6.750%, 11/05/19		1,333	1,455
6.625%, 07/14/20 (B)(F)		4,718	5,101
Zagrebacki Holding
5.500%, 07/10/17	EUR	1,100	1,255

			7,811

Czech Republic — 0.1%
Central European Media Enterprises
11.625%, 09/15/16 (B)	EUR	450	608

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Dominican Republic — 0.1%
Cap Cana
10.000%, 04/30/16	329	$165
10.000%, 04/30/16	300	210
Republic of Dominican Republic
9.040%, 01/23/18	16	19
7.500%, 05/06/21 (B)	750	845

		1,239

Ecuador — 0.1%
Republic of Ecuador
9.375%, 12/15/15	550	501

Egypt — 0.3%
Government of Egypt
5.750%, 04/29/20 (B)	1,390	1,489
5.750%, 04/29/20	850	910
Orascom Telecom Finance SCA
7.875%, 02/08/14	257	247

		2,646

El Salvador — 0.9%
Republic of El Salvador
8.250%, 04/10/32	400	454
7.750%, 01/24/23	595	672
7.650%, 06/15/35	4,386	4,770
7.375%, 12/01/19	200	222
7.375%, 12/01/19 (B)	930	1,032
Telemovil Finance
8.000%, 10/01/17 (B)	900	924

		8,074

Georgia — 0.4%
BG Finance for JSC Bank of Georgia
9.000%, 02/08/12	1,850	1,832
Republic of Georgia
7.500%, 04/15/13	1,950	1,972

		3,804

Germany — 0.1%
Deutsche Bank
10.394%, 08/29/14 (B)(C)	1,188	1,188

Ghana — 0.2%
Republic of Ghana
8.500%, 10/04/17 (B)	500	573
8.500%, 10/04/17	800	913

		1,486

Hong Kong — 0.5%
Bank of China Hong Kong
5.550%, 02/11/20 (B)	1,950	2,059
China Oriental Group
8.000%, 08/18/15 (B)	2,474	2,592

		4,651

2	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Hungary — 0.2%
Republic of Hungary
6.250%, 01/29/20		1,504	$1,615

India — 0.1%
Indian Oil
4.750%, 01/22/15		200	213
State Bank of India
4.500%, 07/27/15 (B)		650	682
Vedanta Resources
9.500%, 07/18/18 (B)		79	85

			980

Indonesia — 6.2%
Bakrie Telecom Pte
11.500%, 05/07/15		105	114
Indo Integrated Energy
9.750%, 11/05/16		346	396
Indosat Palapa
7.375%, 07/29/20 (B)		1,552	1,711
Majapahit Holding
8.000%, 08/07/19		150	182
8.000%, 08/07/19 (B)		650	786
7.875%, 06/29/37 (A)(B)		355	440
7.750%, 10/17/16		750	874
7.750%, 01/20/20		150	179
7.750%, 01/20/20 (B)		450	540
7.250%, 10/17/11		650	683
PT Adaro
7.625%, 10/22/19 (B)		305	332
Republic of Indonesia
12.800%, 06/17/21	IDR	15,584,000	2,388
11.625%, 03/04/19		4,070	6,309
11.625%, 03/04/19 (B)		2,125	3,294
11.500%, 09/15/19	IDR	6,300,000	882
11.000%, 11/15/20	IDR	14,300,000	1,987
10.375%, 05/04/14		1,500	1,896
9.500%, 06/15/15	IDR	28,945,000	3,546
8.500%, 10/12/35		3,250	4,737
8.500%, 10/12/35		550	802
7.750%, 01/17/38		8,579	11,732
7.750%, 01/17/38 (B)		300	411
7.750%, 01/17/38		300	410
7.500%, 01/15/16		650	791
7.250%, 04/20/15		130	154
6.875%, 01/17/18		2,100	2,536
6.875%, 01/17/18 (B)		1,400	1,690
6.875%, 03/09/17		1,289	1,557
6.750%, 03/10/14 (B)		550	624
6.750%, 03/10/14		950	1,078
6.625%, 02/17/37		2,100	2,550
5.875%, 03/13/20 (B)		1,774	2,047
Star Energy
11.500%, 02/12/15		400	449

			58,107

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Iraq — 1.2%
Republic of Iraq
5.800%, 01/15/28		12,919	$11,110

Ivory Coast — 0.2%
Government of Ivory Coast
2.500%, 12/31/32		3,163	1,839

Jamaica — 0.3%
Digicel Group
10.500%, 04/15/18		960	1,051
9.125%, 01/15/15 (B)		592	605
8.875%, 01/15/15 (B)		1,050	1,071

			2,727

Kazakhstan — 3.8%
BTA Bank JSC
10.750%, 01/01/13 (B)(D)		744	857
0.000%, 07/01/20 (B)(C)		3,491	222
CenterCredit International
8.625%, 01/30/14		2,500	2,641
HSBK Europe
9.250%, 10/16/13		1,175	1,304
7.750%, 05/13/13		150	161
7.250%, 05/03/17		960	986
Kazkommerts International
8.700%, 04/07/14 (C)		1,300	1,137
8.500%, 04/16/13		1,650	1,621
8.000%, 11/03/15		1,900	1,781
7.875%, 04/07/14		750	712
7.500%, 11/29/16 (A)		3,050	2,718
6.875%, 02/13/17	EUR	450	554
6.250%, 05/20/15		923	997
Kazkommertsbank MTN
12.850%, 12/18/12		600	619
KazMunaiGaz Finance Sub
11.750%, 01/23/15 (B)		3,023	3,824
11.750%, 01/23/15		350	443
9.125%, 07/02/18 (B)		2,935	3,588
9.125%, 07/02/18		2,779	3,401
8.375%, 07/02/13		3,000	3,319
7.000%, 05/05/20		150	165
7.000%, 05/05/20 (B)		2,514	2,772
Republic of Kazakhstan
6.375%, 10/06/20		1,070	1,070
Tengizchevroil Finance
6.124%, 11/15/14		322	338

			35,230

Lebanon — 0.0%
Republic of Lebanon MTN
9.000%, 03/20/17		100	120

3	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Lithuania — 0.8%
Republic of Lithuania
7.375%, 02/11/20 (B)		1,600	$1,788
7.375%, 02/11/20		1,250	1,397
6.750%, 01/15/15 (B)		1,150	1,246
5.125%, 09/14/17 (B)		2,575	2,543

			6,974

Malaysia — 3.2%
Government of Malaysia
3.835%, 08/12/15	MYR	10,610	3,526
3.741%, 02/27/15	MYR	10,560	3,489
Malaysia Sukuk Global
3.928%, 06/04/15 (B)		400	423
Petroliam Nasional
7.625%, 10/15/26		925	1,253
Petronas Capital
7.875%, 05/22/22 (B)		250	340
7.875%, 05/22/22		7,405	10,101
5.250%, 08/12/19 (B)		8,945	9,991
5.250%, 08/12/19		350	391

			29,514

Mexico — 9.2%
Alestra
11.750%, 08/11/14		620	701
Axtel
9.000%, 09/22/19		895	826
7.625%, 02/01/17 (B)		109	100
BBVA Bancomer
6.008%, 05/17/22 (C)		670	680
Cemex
9.250%, 05/12/20 (B)(F)		1,976	1,852
9.250%, 05/12/20		834	782
Cemex Finance
9.500%, 12/14/16		500	502
Desarrolladora Homex
7.500%, 09/28/15		225	232
GEO
9.250%, 06/30/20 (B)		900	1,020
9.250%, 06/30/20		500	564
Grupo Senda
10.500%, 10/03/15		3,865	3,652
Hipotecaria Su Casita
8.500%, 10/04/16 (B)		189	103
8.500%, 10/04/16		65	36
Mexican Bonos, Ser M10
8.000%, 12/17/15	MXN	55,070	4,843
7.250%, 12/15/16	MXN	10,700	916
Mexican Bonos, Ser M20
10.000%, 12/05/24	MXN	36,900	3,918
Mexican Bonos, Ser MI10
9.500%, 12/18/14	MXN	10,161	934
Mexican Bonos
8.500%, 12/13/18	MXN	49,400	4,563
8.000%, 06/11/20	MXN	21,570	1,951

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

NII Capital
10.000%, 08/15/16	4,259	$4,845
Oceanografia
11.250%, 07/15/15	1,029	590
Pemex Finance
9.150%, 11/15/18	1,595	2,118
Pemex Project Funding Master Trust
6.625%, 06/15/35	450	492
5.750%, 03/01/18	1,505	1,649
Petroleos Mexicanos
8.000%, 05/03/19	850	1,054
6.625%, 06/15/35 (B)	2,096	2,290
6.000%, 03/05/20 (B)	450	497
5.500%, 01/21/21	450	479
United Mexican States
8.300%, 08/15/31	9,574	13,667
8.125%, 12/30/19	550	744
6.625%, 03/03/15	1,650	1,939
6.050%, 01/11/40	2,290	2,633
5.950%, 03/19/19	1,300	1,526
5.625%, 01/15/17	9,596	10,978
5.125%, 01/15/20	750	838
United Mexican States, Ser A MTN
8.000%, 09/24/22	5,963	8,229
6.750%, 09/27/34	2,648	3,290

		86,033

Nigeria — 0.1%
GTB Finance
8.500%, 01/29/12	600	613
UBS
9.350%, 08/29/10 (A)(B)(C)	750	622

		1,235

Oman — 0.1%
Blue City Investments
13.750%, 11/07/13 (A)	2,250	450

Pakistan — 0.5%
Republic of Pakistan
7.125%, 03/31/16	2,660	2,469
6.875%, 06/01/17	2,240	2,022

		4,491

Panama — 2.1%
Republic of Panama
9.375%, 01/16/23	560	778
9.375%, 04/01/29	6,038	9,147
8.875%, 09/30/27	700	1,017
8.125%, 04/28/34	820	1,103
7.250%, 03/15/15	1,573	1,880
6.700%, 01/26/36	4,161	5,108
5.200%, 01/30/20	444	494

		19,527

4	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Peru — 2.6%
Banco de Credito del Peru
5.375%, 09/16/20 (B)		1,396	$1,410
Interoceanica IV Finance
3.966%, 11/30/25 (A)(B)(G)		921	446
3.899%, 11/30/18 (A)(B)(G)		422	323
Peru Enhanced Pass-Through Finance
4.417%, 05/31/18 (G)		215	174
3.998%, 05/31/18 (A)(B)(G)		813	657
Republic of Peru
8.750%, 11/21/33		6,321	9,403
8.375%, 05/03/16		600	759
7.350%, 07/21/25		6,845	8,881
7.125%, 03/30/19		1,293	1,619
6.550%, 03/14/37		345	418

			24,090

Philippines — 5.1%
National Power
9.625%, 05/15/28 (A)		1,400	1,904
Power Sector
7.390%, 12/02/24		650	799
7.250%, 05/27/19		150	182
Republic of the Philippines
10.625%, 03/16/25		3,835	6,174
9.500%, 02/02/30		2,950	4,525
8.875%, 03/17/15		300	383
8.375%, 06/17/19		1,945	2,594
8.250%, 01/15/14		450	539
8.000%, 01/15/16		2,950	3,732
7.750%, 01/14/31		5,723	7,612
7.500%, 09/25/24		11,209	14,684
6.375%, 10/23/34		3,518	4,098
4.000%, 01/15/21		300	298

			47,524

Poland — 2.0%
Republic of Poland
6.375%, 07/15/19		8,860	10,439
Republic of Poland, Ser 0415
5.500%, 04/25/15	PLN	11,360	3,951
Republic of Poland, Ser 1019
5.500%, 10/25/19	PLN	6,420	2,216
TVN Finance
10.750%, 11/15/17 (B)	EUR	1,300	1,979

			18,585

Qatar — 1.3%
Government of Qatar
9.750%, 06/15/30		425	674
6.400%, 01/20/40 (B)		710	845
5.250%, 01/20/20 (B)		4,450	4,895
Qatari Diar Finance
5.000%, 07/21/20 (B)		2,200	2,310

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Qtel International Finance
7.875%, 06/10/19		2,300	$2,783
6.500%, 06/10/14 (B)		350	393

			11,900

Russia — 8.1%
Alfa Bank Via Alfa Bond Issuance
7.875%, 09/25/17 (B)		925	930
Alfa Diversified Payment Rights Finance MTN
2.437%, 12/15/11 (B)(C)		140	129
Alfa Invest MTN
9.250%, 06/24/13 (A)(B)		750	807
Alfa Issuance MTN
8.000%, 03/18/15		417	433
Bank of Moscow
7.500%, 11/25/15 (A)(C)		1,200	1,179
Edel Capital for Sinek Capital
7.700%, 08/03/15		500	529
Gaz Capital
8.625%, 04/28/34		1,215	1,543
6.510%, 03/07/22 (B)		636	677
MTS International Funding
8.625%, 06/22/20 (B)		1,940	2,221
RSHB Capital
9.000%, 06/11/14		750	862
7.750%, 05/29/18		650	731
7.175%, 05/16/13		100	108
6.299%, 05/15/17		100	104
Russian Federal Bond - OFZ MTN
11.200%, 12/17/14	RUB	42,300	1,616
10.550%, 07/08/11	RUB	49,500	1,698
Russian Federation Registered
12.750%, 06/24/28		3,410	6,206
7.500%, 03/31/30 (D)		30,762	36,736
Russian Foreign Bond - Eurobond
5.000%, 04/29/20 (B)		1,700	1,771
3.625%, 04/29/15		300	302
RZD Capital MTN
5.739%, 04/03/17		400	421
Teorema
11.000%, 10/27/09 (E)		3,400	340
TNK-BP Finance
7.875%, 03/13/18 (B)		147	166
7.500%, 07/18/16 (B)		365	405
7.250%, 02/02/20 (B)		352	384
6.250%, 02/02/15 (B)		202	214
Transneft
8.700%, 08/07/18 (B)		400	492
Vimpel Communications
9.125%, 04/30/18 (A)(B)		600	686
9.125%, 04/30/18		850	971
8.375%, 04/30/13		1,540	1,665
8.250%, 05/23/16		570	621

5	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Vnesheconombank Via VEB Finance
6.902%, 07/09/20 (B)		3,185	$3,483
VTB Capital
6.875%, 05/29/18		4,850	5,123
6.609%, 10/31/12 (B)		1,300	1,373
6.250%, 06/30/35		381	391

			75,317

Saudi Arabia — 0.1%
Dar Al-Arkan International Sukuk
10.750%, 02/18/15 (B)		1,200	1,216

Singapore — 0.3%
Bumi Invest
10.750%, 10/06/17		500	500
Sea Product
4.626%, 05/14/10 (A)		2,395	1,413
STATS ChipPAC
7.500%, 08/12/15 (B)		1,104	1,189

			3,102

South Africa — 1.8%
Consol Glass MTN
7.625%, 04/15/14	EUR	221	302
Edcon Proprietary
3.969%, 06/15/14 (C)	EUR	2,900	3,326
Myriad International Holding BV
6.375%, 07/28/17 (B)		2,489	2,577
Republic of South Africa
8.500%, 06/23/17		860	1,101
6.875%, 05/27/19		2,177	2,661
6.500%, 06/02/14		2,195	2,497
5.875%, 05/30/22		2,300	2,645
5.500%, 03/09/20		1,550	1,732

			16,841

South Korea — 0.3%
Export-Import Bank of Korea
8.125%, 01/21/14		720	845
5.875%, 01/14/15		695	777
Republic of Korea
7.125%, 04/16/19		900	1,147

			2,769

Sri Lanka — 0.1%
Republic of Sri Lanka
7.400%, 01/22/15 (B)		450	492
6.250%, 10/04/20 (B)(I)		350	353

			845

Supra-National — 0.1%
Andina de Fomento
8.125%, 06/04/19		485	604
Eurasian Development Bank MTN
7.375%, 09/29/14 (B)		275	300

			904

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Thailand — 0.2%
True Move
10.750%, 12/16/13	600	$637
10.750%, 12/16/13 (A)(B)	1,250	1,313

		1,950

Trinidad & Tobago — 0.4%
Petroleum of Trinidad & Tobago
9.750%, 08/14/19 (B)	890	1,090
6.000%, 05/08/22 (A)	2,255	2,306
6.000%, 05/08/22 (B)	550	562

		3,958

Tunisia — 0.3%
Banque Centrale de Tunisie
8.250%, 09/19/27	800	1,012
7.375%, 04/25/12	1,105	1,199
6.250%, 02/20/13	360	533

		2,744

Turkey — 4.5%
Akbank
5.125%, 07/22/15 (B)	1,425	1,419
Globus Capital Finance
8.500%, 03/05/12	500	463
Republic of Turkey
11.875%, 01/15/30	1,150	2,033
9.500%, 01/15/14	500	605
8.000%, 02/14/34	2,050	2,675
7.500%, 07/14/17	1,000	1,213
7.500%, 11/07/19	3,630	4,465
7.375%, 02/05/25	2,820	3,469
7.250%, 03/15/15	850	997
7.250%, 03/05/38	2,840	3,401
7.000%, 03/11/19	650	773
7.000%, 09/26/16	1,138	1,343
7.000%, 06/05/20	570	683
6.875%, 03/17/36	4,870	5,661
6.750%, 05/30/40	5,683	6,479
6.750%, 04/03/18	3,350	3,919
5.625%, 03/30/21	2,000	2,180

		41,778

Ukraine — 4.0%
Biz Finance for Ukreximbank
8.375%, 04/27/15	1,250	1,280
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
8.000%, 11/06/15 (A)	750	675
7.650%, 09/07/11 (A)	500	508
6.800%, 10/04/12	750	746
DTEK Finance BV
9.500%, 04/28/15	108	111
9.500%, 04/28/15 (B)	620	635

6	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Government of Ukraine
7.750%, 09/23/20 (B)		790	$793
7.650%, 06/11/13		2,420	2,511
7.650%, 06/11/13		250	259
6.875%, 09/23/15 (B)		3,301	3,309
6.750%, 11/14/17		850	831
6.580%, 11/21/16		1,500	1,465
6.580%, 11/21/16 (B)		1,940	1,891
3.200%, 12/19/10 (B)	JPY	660,000	7,843
JSC Commercial Bank
8.000%, 02/06/12		2,850	2,832
Metinvest BV
10.250%, 05/20/15		100	106
10.250%, 05/20/15 (B)		620	655
MHP
10.250%, 04/29/15		243	255
10.250%, 04/29/15		1,428	1,499
NAK Naftogaz Ukraine
9.500%, 09/30/14		8,573	9,286
Springvale Holdings
9.181%, 09/07/09 (A)(C)(E)		1,000	75

			37,565

United Arab Emirates — 2.3%
Aldar Funding
5.767%, 11/10/11		2,449	2,394
Dolphin Energy
5.888%, 06/15/19 (B)		480	518
5.888%, 06/15/19		528	569
DP World
6.850%, 07/02/37		1,110	1,038
Dubai DOF Sukuk MTN
6.396%, 11/03/14		1,500	1,498
Dubai Electricity & Water Authority
8.500%, 04/22/15		228	245
8.500%, 04/22/15 (B)		1,300	1,399
Dubai Holding Commercial Operations MTN
4.750%, 01/30/14	EUR	3,300	3,559
0.841%, 02/01/12 (C)		150	128
Dubai Sukuk Centre
0.911%, 06/13/12 (C)		1,100	877
Emirate of Abu Dhabi
6.750%, 04/08/19 (B)		470	571
Jafz Sukuk
3.741%, 11/27/12 (C)	AED	22,400	5,295
Nakheel Development
2.750%, 01/16/11		3,200	3,568

			21,659

Uruguay — 2.6%
Republic of Uruguay PIK
7.875%, 01/15/33		2,800	3,674
Republic of Uruguay
9.250%, 05/17/17		3,075	4,059
8.000%, 11/18/22		10,604	13,626
7.625%, 03/21/36		2,095	2,703
6.875%, 09/28/25		401	482

			24,544

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Venezuela — 4.7%
Government of Venezuela
13.625%, 08/15/18		2,100	$1,974
13.625%, 08/15/18		144	135
10.750%, 09/19/13		400	377
9.375%, 01/13/34		2,230	1,516
9.250%, 05/07/28		3,665	2,483
9.250%, 09/15/27		3,720	2,725
9.000%, 05/07/23		8,806	6,032
8.500%, 10/08/14		7,236	6,078
8.250%, 10/13/24		4,155	2,699
7.750%, 10/13/19		2,075	1,395
7.650%, 04/21/25		4,170	2,544
7.000%, 03/31/38		100	57
7.000%, 12/01/18		230	152
6.000%, 12/09/20		1,130	664
5.750%, 02/26/16		1,363	946
Petroleos de Venezuela
5.500%, 04/12/37		3,400	1,564
5.375%, 04/12/27		11,279	5,442
5.250%, 04/12/17		8,915	5,171
5.000%, 10/28/15		1,500	863
4.900%, 10/28/14		1,475	949

			43,766

Vietnam — 0.1%
Republic of Vietnam
6.875%, 01/15/16		350	387
6.750%, 01/29/20		100	111
6.750%, 01/29/20 (B)		744	820

			1,318

Total Global Bonds (Cost $744,776) ($ Thousands)			846,048

LOAN PARTICIPATIONS — 2.5%

Angola — 0.2%
Republic of Angola
3.006%, 04/30/16	EUR	1,300	1,490

Cambodia — 0.2%
Camgsm PIK
12.756%, 04/25/10		1,943	1,943

Georgia — 0.0%
Ashmore Cayman
0.000%, 04/16/14 (G)		221	227

Indonesia — 0.4%
Indonesia Standby Loan 94 (Counterparty: Deutsche Bank)
1.164%, 06/29/10		2,101	1,986
PT Bumi
0.000%, 08/07/13		1,743	1,743

			3,729

7	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Mexico — 0.3%
Altos Hornos Promissory Note # 5
0.000%, 04/29/99 (A)(E)	2,500	$375
Altos Hornos Promissory Note # 6
0.000%, 04/29/99 (A)(E)	2,500	375
Altos Hornos Promissory Note (Counterparty: Deustche Bank)
0.000%, 12/31/49 (A)(E)	4,500	675
Altos Hornos Tranche A (Counterparty: Bank of America)
0.000%, 04/11/04 (A)(E)	6,540	981

		2,406

Russia — 0.2%
Snegri
10.500%, 04/21/10 (A)	2,295	1,836

Singapore — 1.3%
Connect International PIK
0.000%, 08/31/11 (A)(E)	9,161	8,943
Morton Bay
6.250%, 12/30/09 (A)	3,193	3,193

		12,136

Total Loan Participations (Cost $25,955) ($ Thousands)		23,767

CONVERTIBLE BONDS — 0.8%
Enercoal Resources Pte CV to 269,856.0083 Shares
5.000%, 11/25/16	1,000	996
Enercoal Resources Pte CV to 295,523.6688 Shares
9.250%, 08/05/14 (B)	1,000	1,013
Firstsource CV to 42,549.14 Shares
5.657%, 12/04/12 (G)	1,900	1,925
Reliance Communications CV to 6,670.9011 Shares
0.000%, 03/01/12 (G)	1,200	1,383
Suzlon Energy CV to 22.683 Shares
0.000%, 06/12/12	2,077	2,099
Suzlon Energy CV to 533.2762 Shares
2.446%, 07/25/14 (G)	450	369

Total Convertible Bonds (Cost $7,190) ($ Thousands)		7,785

WARRANTS — 0.0%

Russia — 0.0%
Teorema Holding A, Expires 10/27/11*(A)	226	—
Teorema Holding B, Expires 10/27/11*(A)	452	—

Total Warrants (Cost $78) ($ Thousands)		—

Description	Shares/Face Amount (1) (Thousands)		Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.2%

United States — 0.2%
SEI Liquidity Fund, L.P.,
0.230%†**(H)		2,136,503	1,885

Total Affiliated Partnership (Cost $2,137) ($ Thousands)			1,885

TIME DEPOSITS — 4.8%

United States — 4.8%
Brown Brothers Harriman
0.100%, 10/01/09	EUR	144	197
0.030%, 10/01/09		44,262	44,262

Total Time Deposits (Cost $44,459) ($ Thousands)			44,459

Total Investments — 99.1% (Cost $824,595) ($ Thousands)			$923,944

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/10	USD	7,835	JPY	656,287	$21
10/1/10-10/13/10	INR	37,002	USD	796	(26)
10/1/10-10/25/10	USD	9,353	EUR	6,985	183
10/1/10-10/29/10	EUR	21,519	USD	28,396	(977)
10/1/10-10/29/10	JPY	1,316,784	USD	15,689	(77)
10/1/10-12/1/10	USD	6,477	INR	304,179	275
10/4/10	USD	3,340	BRL	5,699	24
10/4/10-11/3/10	BRL	11,398	USD	6,662	(46)
10/12/10	KRW	6,720,924	USD	5,718	(178)
10/12/10	USD	5,598	KRW	6,720,924	298
10/13/10	MXN	21,388	USD	1,635	(71)
10/13/10	USD	1,671	MXN	21,388	35
10/25/10	PLN	17,376	USD	5,770	(190)
11/23/10	RUB	23,647	USD	759	(12)
11/23/10	USD	764	RUB	23,647	7
11/23/10-5/20/11	CNY	33,465	USD	4,965	(61)
11/23/10-8/9/11	USD	8,262	CNY	55,247	88

					$(707)

8	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2010, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(3,828)	$3,714	$(114)
Citigroup	(14,054)	14,090	36
Goldman Sachs	(2,244)	2,312	68
HSBC	(33,812)	33,753	(59)
JPMorgan Chase Bank	(51,296)	50,884	(412)
Morgan Stanley	(5,960)	5,770	(190)
Royal Bank of Canada	(3,364)	3,340	(24)
UBS	(771)	759	(12)

			$(707)

A summary of the open futures contracts held by the Fund at September 30, 2010, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. Ultra Long Treasury Bond	10	Dec-2010	$(3)

For the year ended September 30, 2010, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A summary of outstanding swap agreements held by the fund at September 30, 2010, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation ($Thousands)
HSBC	Republic of Korea 5.000% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,217,000	$97
Barclays Bank PLC	Republic of Korea 5.000% 06/10/20	Cash Deposit Of Notional Amount	Price Return	06/10/20	KRW	2,237,000	72

							$169

Percentages are based on a Net Assets of $931,865 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2010.

†	Affiliated security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $37,324 ($ Thousands) and represented 4.0% of Net Assets.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2010.

(D)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on September 30, 2010. The coupon on a step bond changes on a specified date.

(E)	Security in default on interest payments.

(F)	This security or a partial position of this security is on loan at September 30, 2010. The total market value of securities on loan at September 30, 2010 was $2,044 ($ Thousands) (See Note 9).

(G)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2010 was $1,885 ($ Thousands).

(I)	Security is when-issued.

AED — United Arab Emirates Dirham

ARS — Argentine Peso

BRL — Brazilian Real

CNY — Chinese Yuan

COP — Colombian Peso

CV — Convertible Security

DEM — German Mark

EUR — Euro

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PIK — Payment-in-Kind

PLN — Polish Zloty

RUB — Russian Ruble

Ser — Series

USD — U.S. Dollar

9	SEI Institutional International Trust / Annual Report / September 30, 2010

Schedule of Investments

Emerging Markets Debt Fund

September 30, 2010

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$846,048	$—	$846,048
Loan Participations	—	1,986	21,781	23,767
Convertible Bonds	—	7,785	—	7,785
Warrants	—	—	—	—
Affiliated Partnership	—	1,885	—	1,885
Time Deposits	—	44,459	—	44,459

Total Investments in Securities	$—	$902,163	$21,781	$923,944

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Future Contracts*	$(3)	$—	$—	$(3)
Forwards Contracts	(707)	—	—	(707)
Total Return Swaps	—	169	—	169

Total Other Financial Instruments	$(710)	$169	$—	$(541)

*	Future contracts and forward contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Loan Participations	Swap Contracts
Beginning balance as of October 1, 2009	$26,630	$(738)
Accrued discounts/premiums	26	—
Realized gain/(loss)	(870)	27
Change in unrealized appreciation/(depreciation)	3,232	738
Net purchases/sales	(7,237)	(27)
Net transfer in and/or out of Level 3	—	—

Ending balance as of September 30, 2010	$21,781	$—

For the period ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional International Trust / Annual Report / September 30, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SEI Institutional International Trust, comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), as of and for the year or period ended September 30, 2010, and have issued our report thereon dated November 29, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of September 30, 2010 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

KPMG LLP

Philadelphia, Pennsylvania

November 29, 2010

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

The Registrant’s fund accounting agent has advised management that certain of their controls related to changes to security terms recorded in the accounting system that have not been authorized by the fund accounting agent’s management, including security interest yields, were not operating effectively.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting. A new control has been implemented to ensure the timely detection of changes to fixed income securities that materially impact a security’s interest yield.

Items 12.	Exhibits.

(a) (1) Code of Ethics attached hereto.

(a) (2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/S/ ROBERT NESHER
Robert A. Nesher
President & CEO

Date: November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT NESHER
Robert A. Nesher
President & CEO

Date: November 29, 2010

By:	/S/ STEPHEN PANNER
Stephen F. Panner
Controller & CFO

Date: November 29, 2010